File No. 333-17225    CIK #896355


                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 6
                                       TO
                                    FORM S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

           INSURED MUNICIPALS INCOME TRUST, 212TH INSURED MULTI-SERIES
                              (Exact Name of Trust)

                              VAN KAMPEN FUNDS INC.
                            (Exact Name of Depositor)

                           1221 Avenue of the Americas
                            New York, New York 10020
          (Complete address of Depositor's principal executive offices)


  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER LLP
  Attention: A. Thomas Smith III                      Attention: Mark J. Kneedy
  1221 Avenue of the Americas                         111 West Monroe Street
  New York, New York 10020                            Chicago, Illinois 60603

               (Name and complete address of agents for service)

     ( X ) Check if it is proposed that this filing will become effective on February 23, 2004 pursuant to paragraph (b) of Rule 485.



                           212TH INSURED MULTI-SERIES

IM-IT/384                                                         CALIFORNIA/162


--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Insured Municipals Income Trust-Insured Multi-Series (the "Fund") consists of underlying separate unit investment trusts described above. Each Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

                              PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS FEBRUARY 23, 2004

                                   VAN KAMPEN

           INSURED MUNICIPALS INCOME TRUST, 212TH INSURED MULTI-SERIES
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                             AS OF DECEMBER 2, 2003
                         SPONSOR: VAN KAMPEN FUNDS INC.
            EVALUATOR: STANDARD & POOR'S SECURITIES EVALUATIONS, INC.
                SUPERVISOR: VAN KAMPEN INVESTMENT ADVISORY CORP.
                          TRUSTEE: THE BANK OF NEW YORK

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                              IM-IT         CALIFORNIA
                                                                                              TRUST            TRUST
                                                                                         --------------   --------------
GENERAL INFORMATION
Principal Amount (Par Value) of Securities...........................................   $     7,205,000   $    1,265,000
Number of Units......................................................................             8,040            1,704
Fractional Undivided Interest in Trust per Unit......................................           1/8,040          1/1,704
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio.................................   $  7,501,146.30   $ 1,362,001.20
      Aggregate Bid Price of Securities per Unit.....................................   $        932.98   $       799.30
      Sales charge 3.092% (3.00% of Public Offering Price excluding principal cash) for the IM-IT Trust and 2.040% (2.00% of Public Offering Price
      excluding principal cash) for the California Trust.............................   $         28.86   $        16.31
      Principal Cash per Unit........................................................   $         61.94   $       293.74
      Public Offering Price per Unit (1).............................................   $      1,023.78   $     1,109.35
Redemption Price per Unit............................................................   $        994.92   $     1,093.04
Excess of Public Offering Price per Unit over Redemption Price per Unit..............   $         28.86   $        16.31
Minimum Value of the Trust under which Trust Agreement may be terminated.............   $  1,825,000.00   $   600,000.00
Annual Premium on Portfolio Insurance................................................   $      1,273.00   $           --
Evaluator's Annual Evaluation Fee (4)................................................   $         3,041   $          701
SPECIAL INFORMATION
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit......................................   $         49.29   $        40.87
      Less: Estimated Annual Expense excluding Insurance.............................   $          2.18   $         3.08
      Less: Annual Premium on Portfolio Insurance....................................   $           .16   $           --
      Estimated Net Annual Interest Income per Unit..................................   $         46.95   $        37.79
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income...........................................   $         46.95   $        37.79
      Divided by 12..................................................................   $          3.91   $         3.15
Estimated Daily Rate of Net Interest Accrual per Unit................................   $        .13040   $       .10497
Estimated Current Return Based on Public Offering Price (2)(3).......................              4.88%            4.63%
Estimated Long-Term Return (2)(3)....................................................              3.45%            3.11%

--------------------------------------------------------------------------------

(1) Plus accrued interest to the date of settlement (three business days after purchase) of $3.60 and $3.78 for the IM-IT and California Trusts, respectively.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(3) The Estimated Current Return and Estimated Long-Term Return on an identical portfolio without the insurance obtained by the IM-IT Trust would have been slightly higher.

(4) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.

             SUMMARY OF ESSENTIAL FINANCIAL INFORMATION (CONTINUED)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  January 23, 1997
Supervisor's Annual Supervisory Fee......  Maximum of $.25 per Unit


Record and Computation Dates............   TENTH day of the month as follows:
                    monthly - each month; semi-annual - June and December for the IM-IT Trust and January and July for the California Trust.

Distribution Dates......................   TWENTY-FIFTH day of the month as
                    follows: monthly - each month; semi-annual - June and December for the IM-IT Trust and January and July for the California Trust.

Trustee's Annual Fee....................   $.91 and $.51 per $1,000 principal
                    amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.

                                    PORTFOLIO

   As of October 31, 2003, the Insured Municipals Income Trust, Series 384 consists of 13 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Airport, 1
(13%); Certificate of Participation, 1 (7%); Escrowed to Maturity, 1 (1%);
Higher Education, 2 (19%); Industrial Revenue, 1 (12%); Pre-refunded, 2 (9%);
Public Building, 2 (14%); Retail Electric/Gas/Telephone, 2 (19%) and Water and
Sewer, 1 (6%). The portfolio consists of 13 Bond issues in 7 states. See
"Portfolio" herein.
                              PER UNIT INFORMATION

                                                1997 (1)         1998           1999           2000           2001
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $      998.72  $    1,025.26 $      923.44  $      971.65
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $      998.72  $    1,025.26  $      923.44 $      971.65  $    1,042.29
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       32.26  $       53.16  $       52.83 $       53.13  $       53.14
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $       40.41  $       26.76  $    (102.90) $       48.01  $       70.03
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       36.84  $       52.64  $       52.64 $       52.70  $       52.80
      Semiannual...........................   $       19.48  $       53.14  $       53.14 $       53.19  $       53.27
Units outstanding at end of period.........           9,087          9,020          8,927         8,752          8,604

--------------------------------------------------------------------------------

(1)  For the period from January 23, 1997 (date of deposit) through October 31,
     1997.

(2)  Unitholders may elect to receive distributions on a monthly or semi-annual basis.
                        PER UNIT INFORMATION (CONTINUED)
                                                                                               2002           2003
                                                                                          -------------  -------------
Net asset value per Unit at
   beginning of period..................................................................  $    1,042.29  $    1,047.71
                                                                                          =============  =============
Net asset value per Unit at
   end of period........................................................................  $    1,047.71  $      995.52
                                                                                          =============  =============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)...................................................  $       52.86  $       51.90
                                                                                          =============  =============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period).......................................................  $          --  $       55.43
                                                                                          =============  =============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period).......................................................................  $        1.21  $      (5.62)
                                                                                          =============  =============
Distributions of investment income by
   frequency of payment (2)
      Monthly...........................................................................  $       52.59  $       51.24
      Semiannual........................................................................  $       52.97  $       52.60
Units outstanding at end of period......................................................          8,301          8,045

--------------------------------------------------------------------------------

(1)  For the period from January 23, 1997 (date of deposit) through October 31,
     1997.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                                    PORTFOLIO

   As of October 31, 2003, the California Insured Municipals Income Trust,
Series 162 consists of 7 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Certificate of Participation, 1 (28%); Escrowed to Maturity, 1 (3%); General
Purpose, 1 (14%); Health Care, 1 (14%); Higher Education, 1 (29%) and
Pre-refunded, 2 (12%). See "Portfolio" herein.
                              PER UNIT INFORMATION

                                                1997 (1)         1998           1999           2000           2001
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $      951.00  $      990.68  $    1,028.91 $      935.35  $    1,001.05
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $      990.68  $    1,028.91  $      935.35 $    1,001.05  $    1,079.13
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)......   $       35.32  $       52.22  $       52.21 $       53.44  $       52.94
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)..........................   $       35.70  $       38.04  $     (94.26) $       55.77  $       73.81
                                               ============   ============   ============  ============   ============
Distributions of investment income by
   frequency of payment (2)
      Monthly..............................   $       36.48  $       52.15  $       52.15 $       52.68  $       52.57
      Semiannual...........................   $       23.67  $       52.66  $       52.62 $       53.10  $       53.00
Units outstanding at end of period.........           3,012          2,978          2,956         2,310          2,107

--------------------------------------------------------------------------------

(1)  For the period from January 23, 1997 (date of deposit) through October 31,
     1997.

(2)  Unitholders may elect to receive distributions on a monthly or semi-annual basis.
                        PER UNIT INFORMATION (CONTINUED)
                                                                                               2002           2003
                                                                                          -------------  -------------
Net asset value per Unit at
   beginning of period..................................................................  $    1,079.13  $    1,076.48
                                                                                          =============  =============
Net asset value per Unit at
   end of period........................................................................  $    1,076.48  $    1,086.56
                                                                                          =============  =============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)...................................................  $       52.89  $       53.47
                                                                                          =============  =============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period).......................................................  $          --  $          --
                                                                                          =============  =============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period).......................................................................  $     (15.74)  $      (2.23)
                                                                                          =============  =============
Distributions of investment income by
   frequency of payment (2)
   Monthly..............................................................................  $       52.40  $       52.62
   Semiannual...........................................................................  $       52.83  $       53.11
Units outstanding at end of period......................................................          1,909          1,704

--------------------------------------------------------------------------------

(1)  For the period from January 23, 1997 (date of deposit) through October 31,
     1997.

(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF VAN KAMPEN FUNDS INC. AND THE UNITHOLDERS OF INSURED MUNICIPALS INCOME TRUST, 212TH INSURED MULTI-SERIES:

   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Insured Municipals Income Trust, 212th Insured Multi-Series (IM-IT and California Trusts) as of October 31, 2003, and the related statements of operations and changes in net assets for each of the three years ended October 31, 2003. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of tax-exempt securities owned at October 31, 2003 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust, 212th Insured Multi-Series (IM-IT and California Trusts) as of October 31, 2003, and the results of operations and changes in net assets for each of the three years ended October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   Chicago, Illinois
   December 12, 2003


           INSURED MUNICIPALS INCOME TRUST, 212TH INSURED MULTI-SERIES
                             STATEMENTS OF CONDITION
                                OCTOBER 31, 2003
                                                                                                  IM-IT      CALIFORNIA
                                                                                                  TRUST         TRUST
                                                                                               -----------  -----------
   Trust property
      Cash  ................................................................................   $        --  $        --
      Tax-exempt securities at market value, (cost $7,286,872 and $1,660,049, respectively)
         (note 1) ..........................................................................     7,964,434    1,852,730
      Accrued interest......................................................................       130,765       22,505
      Receivable for securities sold........................................................            --           --
                                                                                               -----------  -----------
                                                                                               $ 8,095,199  $ 1,875,235
                                                                                               ===========  ===========
   Liabilities and interest to Unitholders
      Cash overdraft........................................................................   $    86,250  $    23,732
      Redemptions payable...................................................................            --           --
      Interest to Unitholders...............................................................     8,008,949    1,851,503
                                                                                               -----------  -----------
                                                                                               $ 8,095,199  $ 1,875,235
                                                                                               ===========  ===========

                             ANALYSES OF NET ASSETS

   Interest of Unitholders (8,045 and 1,704 Units, respectively of fractional undivided interest outstanding)
      Cost to original investors of 9,101 and 3,012 Units, respectively (note 1)............   $ 9,101,000  $ 3,012,000
         Less initial underwriting commission (note 3)......................................       445,913      147,577
                                                                                               -----------  -----------
                                                                                                 8,655,087    2,864,423
         Less redemption of Units (1,056 and 1,308 Units, respectively).....................     1,056,236    1,313,742
                                                                                               -----------  -----------
                                                                                                 7,598,851    1,550,681
      Undistributed net investment income
         Net investment income..............................................................     3,103,577      878,658
         Less distributions to Unitholders..................................................     3,052,097      870,428
                                                                                               -----------  -----------
                                                                                                    51,480        8,230
      Realized gain (loss) on Bond sale or redemption.......................................       134,171       99,911
      Unrealized appreciation (depreciation) of Bonds (note 2)..............................       677,562      192,681
      Distributions to Unitholders of Bond sale or redemption proceeds......................      (453,115)          --
                                                                                               -----------  -----------
            Net asset value to Unitholders..................................................   $ 8,008,949  $ 1,851,503
                                                                                               ===========  ===========
   Net asset value per Unit (Units outstanding of 8,045 and 1,704, respectively)............   $    995.52  $  1,086.56
                                                                                               ===========  ===========


        The accompanying notes are an integral part of these statements.


                   INSURED MUNICIPALS INCOME TRUST, SERIES 384
                            STATEMENTS OF OPERATIONS
                             YEARS ENDED OCTOBER 31,
                                                                                     2001         2002         2003
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   476,320  $   468,123  $   435,804
      Expenses
         Trustee fees and expenses.............................................        13,753       14,336       11,475
         Evaluator fees........................................................         2,051        3,118        3,041
         Insurance expense.....................................................         1,273        1,273        1,273
         Supervisory fees......................................................           620        1,863        1,231
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................        17,697       20,590       17,020
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       458,623      447,533      418,784
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       150,959      306,834      727,405
      Cost.....................................................................       139,361      273,179      651,868
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        11,598       33,655       75,537
   Net change in unrealized appreciation (depreciation) of Bonds...............       602,534       10,081      (45,210)
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $ 1,072,755  $   491,269  $   449,111
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                             YEARS ENDED OCTOBER 31,

                                                                                     2001         2002         2003
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   458,623  $   447,533  $   418,784
      Realized gain (loss) on Bond sale or redemption..........................        11,598       33,655       75,537
      Net change in unrealized appreciation (depreciation) of Bonds............       602,534       10,081      (45,210)
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......     1,072,755      491,269      449,111
   Distributions to Unitholders from:
      Net investment income....................................................      (460,037)    (449,275)    (424,239)
      Bonds sale or redemption proceeds........................................            --           --     (453,115)
      Redemption of Units......................................................      (148,691)    (312,835)    (259,833)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       464,027     (270,841)    (688,076)
   Net asset value to Unitholders
      Beginning of period......................................................     8,503,839    8,967,866    8,697,025
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $58,677, $56,935 and $51,480, respectively)...........................   $ 8,967,866  $ 8,697,025  $ 8,008,949
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.


                CALIFORNIA INSURED MUNICIPALS INCOME, SERIES 162
                            STATEMENTS OF OPERATIONS
                             YEARS ENDED OCTOBER 31,
                                                                                     2001         2002         2003
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   122,648  $   112,656  $    98,645
      Expenses
         Trustee fees and expenses.............................................         4,775        5,064        3,917
         Evaluator fees........................................................           542          788          701
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           147          455          259
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         5,464        6,307        4,877
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       117,184      106,349       93,768
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       212,100      207,892      219,566
      Cost.....................................................................       194,468      184,040      195,537
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        17,632       23,852       24,029
   Net change in unrealized appreciation (depreciation) of Bonds...............       155,518      (30,041)      (3,794)
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   290,334  $   100,160  $   114,003
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                             YEARS ENDED OCTOBER 31,

                                                                                     2001         2002         2003
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   117,184  $   106,349  $    93,768
      Realized gain (loss) on Bond sale or redemption..........................        17,632       23,852       24,029
      Net change in unrealized appreciation (depreciation) of Bonds............       155,518      (30,041)      (3,794)
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       290,334      100,160      114,003
   Distributions to Unitholders from:
      Net investment income....................................................      (117,324)    (107,376)     (95,125)
      Bonds sale or redemption proceeds........................................            --           --           --
      Redemption of Units......................................................      (211,697)    (211,511)    (222,384)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       (38,687)    (218,727)    (203,506)
   Net asset value to Unitholders
      Beginning of period......................................................     2,312,423    2,273,736    2,055,009
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $10,614, $9,587 and $8,230, respectively).............................   $ 2,273,736  $ 2,055,009  $ 1,851,503
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.

212TH INSURED MULTI-SERIES
INSURED MUNICIPALS INCOME TRUST                                                       PORTFOLIO AS OF OCTOBER 31, 2003
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
  A      $     500,000  Iowa City, Iowa, Sewer Revenue Bonds (MBIA Insured)               2006 @ 100
                         5.750% Due 07/01/21                                     AAA      2017 @ 100 S.F. $    543,200
----------------------------------------------------------------------------------------------------------------------
  B              - 0 -  Massachusetts Water Resources Authority, General Revenue
                         Refunding Bonds, Series 1993B (AMBAC Indemnity Insured)
                         5.000% Due 03/01/22                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
  C             50,000  Metropolitan Pier and Exposition Authority, Illinois,
                         Dedicated Tax Revenue Bonds (MBIA Insured)
                         0.000% Due 12/15/22                                     AAA                            18,368
----------------------------------------------------------------------------------------------------------------------
  D          1,000,000  Rhode Island Convention Center Authority, Refunding Revenue
                         Bonds, Series 1993C (MBIA Insured)                               2004 @ 102
                         5.000% Due 05/15/23                                     AAA      2009 @ 100 S.F.    1,005,890
----------------------------------------------------------------------------------------------------------------------
  E            500,000  California Statewide Communities Development Authority
                         (Sisters of Charity of Leavenworth Health Services
                         Corporation) Certificates of Participation
                         (MBIA Insured)                                                   2003 @ 102
                         5.000% Due 12/01/23                                     AAA      2015 @ 100 S.F.      501,940
----------------------------------------------------------------------------------------------------------------------
  F            500,000  Illinois Development Finance Authority, Pollution Control
                         Revenue Refunding Bonds (Illinois Power Company
                         Project) Series 1994A (MBIA Insured)
                         5.700% Due 02/01/24                                     AAA      2004 @ 102           514,165
----------------------------------------------------------------------------------------------------------------------
  G              - 0 -  Louisiana Stadium and Exposition District, Hotel Occupancy
                         Tax Revenue Bonds (FGIC Insured)
                         5.750% Due 07/01/26                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
  H             95,000  Chicago School Reform Board of Trustees of the Board of
                         Education of the City of Chicago, Illinois, Unlimited
                         Tax-General Obligation Bonds (Dedicated Tax                      2006 @ 102
                         Revenues) Series 1996 (MBIA Insured)                             2020 @ 100 S.F.
                         6.000% Due 12/01/26                                     AAA      2006 @ 102 P.R.      109,303
----------------------------------------------------------------------------------------------------------------------
  I          1,000,000  Wisconsin Health and Educational Facilities, Revenue Bonds
                         (The Medical College of Wisconsin, Inc. Project)
                         Series 1996 (MBIA Insured)                                       2006 @ 102
                         5.500% Due 12/01/26                                     AAA      2017 @ 100 S.F.    1,055,260
----------------------------------------------------------------------------------------------------------------------
  J            950,000  Industrial Development Authority of St. Charles County,
                         Missouri, Industrial Development Revenue Refunding
                         Bonds (Westchester Village Apartments Project)
                         Series 1997A                                                     2006 @ 102
                         6.150% Due 02/01/27                                     AAA      2017 @ 100 S.F.      957,287
----------------------------------------------------------------------------------------------------------------------
  K            450,000  California Educational Facilities Authority, Revenue Bonds
                         (Occidental College) Series 1997 (MBIA Insured)                  2007 @ 102
                         5.700% Due 10/01/27                                     AAA      2018 @ 100 S.F.      487,633
----------------------------------------------------------------------------------------------------------------------
  L          1,000,000  Chicago, Illinois, Midway Airport Revenue Bonds
                         (MBIA Insured)                                                   2007 @ 101
                         5.500% Due 01/01/29                                     AAA      2023 @ 100 S.F.    1,036,040
----------------------------------------------------------------------------------------------------------------------
  M          1,000,000  Public Utility District No. 2 of Grant County, Washington,
                         Priest Rapids Hydroelectric Development Authority
                         Revenue Bonds, Second Series 1996A
                         (MBIA Insured)                                                   2006 @ 102
                         5.625% Due 01/01/31                                     AAA      2027 @ 100 S.F.    1,061,390
----------------------------------------------------------------------------------------------------------------------
   N           660,000  Department of Water and Power of the City of Los Angeles
                         (California) Electric Plant Revenue Bonds, Second Issue
                         of 1993 (MBIA Insured)                                  AAA      2003 @ 102            61,268
                         60M-5.000% Due 10/15/33**                                        2025 @ 100 S.F.
                         600M-5.000% Due 10/15/33                                AAA      2017 @ 100 P.R.      612,690
         -------------                                                                                    ------------
         $   7,705,000                                                                                    $  7,964,434
         =============                                                                                    ============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

** The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.

212TH INSURED MULTI-SERIES
CALIFORNIA INSURED MUNICIPALS INCOME TRUST                                            PORTFOLIO AS OF OCTOBER 31, 2003
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
  A      $       - 0 -  Los Angeles County, California, Metropolitan Transportation
                         Authority, Second Tier Sales Tax Revenue Refunding
                         Bonds, Proposition A, Series 1996 (MBIA Insured)
                         5.750% Due 07/01/18                                                              $      - 0 -
----------------------------------------------------------------------------------------------------------------------
  B              - 0 -  Delano Union School District, California, Certificates of
                         Participation, Series 1997A (AMBAC Indemnity Insured)
                         5.900% Due 01/01/22                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
  C            250,000  California Health Facilities Financing Authority, Insured
                         Revenue Bonds, Catholic Healthcare West,
                         Series 1996E (AMBAC Indemnity Insured)                           2006 @ 102
                         5.250% Due 07/01/23                                     AAA      2017 @ 100 S.F.      259,022
----------------------------------------------------------------------------------------------------------------------
  D            500,000  California Statewide Communities Development Authority
                         (Sisters of Charity of Leavenworth Health Services
                         Corporation) Certificates of Participation
                         (MBIA Insured)                                                   2003 @ 102
                         5.000% Due 12/01/23                                     AAA      2015 @ 100 S.F.      501,940
----------------------------------------------------------------------------------------------------------------------
  E             70,000  Regents of the University of California, Hospital Revenue
                         Bonds (UC Davis Medical Center) Series 1996                      2006 @ 101
                         (AMBAC Indemnity Insured)                                        2021 @ 100 S.F.
                         5.750% Due 07/01/24                                     AAA      2006 @ 101 P.R.       78,380
----------------------------------------------------------------------------------------------------------------------
  F            500,000  California Educational Facilities Authority, Revenue Bonds
                         (Occidental College) Series 1997 (MBIA Insured)                  2007 @ 102
                         5.700% Due 10/01/27                                     AAA      2018 @ 100 S.F.      541,815
----------------------------------------------------------------------------------------------------------------------
  G            250,000  Redevelopment Agency of the City of Pittsburg, California, Los
                         Medanos Community Development Project, Tax Allocation
                         Revenue Bonds, Series 1993B (FSA Insured)                        2013 @ 102
                         5.700% Due 08/01/32                                     AAA      2031 @ 100 S.F.      272,450
----------------------------------------------------------------------------------------------------------------------
   H           195,000  Department of Water and Power of the City of Los Angeles
                         (California) Electric Plant Revenue Bonds, Second Issue

                         of 1993 (MBIA Insured)                                  AAA      2003 @ 102            51,056
                         50M-5.000% Due 10/15/33**                                        2025 @ 100 S.F.
                         145M-5.000% Due 10/15/33                                AAA      2017 @ 100 P.R.      148,067
         -------------                                                                                    ------------
         $   1,765,000                                                                                    $  1,852,730
         =============                                                                                    ============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.

** The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.

           INSURED MUNICIPALS INCOME TRUST, 212TH INSURED MULTI-SERIES
                          NOTES TO FINANCIAL STATEMENTS
                         OCTOBER 31, 2001, 2002 AND 2003

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds
(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above. The IM-IT Trust maintains insurance which provides for the timely payment when due, of all principal and interest on Bonds owned by it. Except in cases in which Bonds are in default, or significant risk of default, the valuation of the Bonds in such Trusts does not include any value attributable to this insurance feature since the insurance terminates as to any Bond at the time of its disposition.

   Security Cost - The original cost to each of the Trusts (IM-IT and California) was based on the determination by Interactive Data Corporation of the offering prices of the Bonds on the date of deposit (January 23, 1997). Since the valuation is based upon the bid prices, such Trusts (IM-IT and California) recognized downward adjustments of $68,250 and $22,500, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended October 31, 1997.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

   Adoption of Accounting Pronouncements - On December 1, 2000, the American Institute of Certified Public Accountants issued a new audit and accounting guide for investment companies. The revised guide codifies new accounting standards on several issues, including amortization of premium or discount on debt securities and accounting for offering costs. Changes required by the guide are to be applied prospectively. Amortization of premium or discount on debt securities resulted in a reclassification of amounts previously recognized in unrealized gains or losses to net investment income and the inclusion of amortized premium or discount in interest income. Trusts with unamortized offering costs are to apply the provisions relating to offering costs as a cumulative effect of the change charged or credited directly to Net Asset Value to Unitholders. Effective November 1, 2001, the Trusts have adopted the provisions of the new audit guide. The adoption of these provisions did not have a material impact on the financial statements of the Trusts.

NOTE 2 - PORTFOLIO

   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

NOTE 2 - PORTFOLIO (CONTINUED)

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the Trusts has been obtained by the Trusts or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer. Insurance expense for the period reflects adjustments for redeemed or sold Bonds.

   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at October 31, 2003 is as follows:

                                    IM-IT          CALIFORNIA
                                    TRUST             TRUST
                                   --------         --------
   Unrealized Appreciation         $677,562         $192,681
   Unrealized Depreciation               --               --
                                   --------         --------
                                   $677,562         $192,681
                                   ========         ========

NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS

   Units were presented for redemption as follows:\

                                         YEARS ENDED OCTOBER 31,
                                 2001             2002             2003
                            --------------   --------------   --------------
   IM-IT Trust                    148              303              256
   California Trust               203              198              205



   IMSPRO212



                         VAN KAMPEN FOCUS PORTFOLIOS(SM)
                       A Division of Van Kampen Funds Inc.

                               PROSPECTUS PART II

                                  DECEMBER 2003

                         INSURED MUNICIPALS INCOME TRUST
                       INVESTORS' QUALITY TAX-EXEMPT TRUST

                          VAN KAMPEN FOCUS PORTFOLIOS,
                                MUNICIPAL SERIES

                             VAN KAMPEN UNIT TRUSTS,
                                MUNICIPAL SERIES

                   A convenient way to invest in a diversified
                     portfolio of tax-exempt municipal bonds.

                       This prospectus contains two parts.

 No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

       YOU SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.




THE TRUSTS
--------------------------------------------------------------------------------

     THE FUND. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series or Van Kampen Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Van Kampen Investment Advisory Corp., as Supervisor, and The Bank of New York, as Trustee, or their predecessors. Effective April 26, 2001, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., resigned as Evaluator and Standard & Poor's Securities Evaluations, Inc. (then known as J.J. Kenny Co., Inc.) was appointed successor Evaluator for all Trusts in existence at that time. Van Kampen Investment Advisory Corp. continues to provide portfolio surveillance services to each Trust as Supervisor.

         The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the bond issuers, the interest earned on the bonds is exempt to the extent indicated herein from state and local taxes. Further, in the opinion of bond counsel to the respective issuers, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMTTrust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMTTrust may be appropriate only for investors who are not subject to the alternative minimum tax. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".

         On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

         The portfolio of any IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for bonds in any IM-IT Laddered Series, IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, Strategic Municipal Trust Intermediate Series, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 10 to 30 years, 12 to 15 years, 5 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

         Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

         OBJECTIVES AND BOND SELECTION. The objectives of a Trust are income exempt from Federal income taxation and, in the case of a State Trust, Federal and state income taxation and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

         In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) either the Standard & Poor's rating of the bonds was not less than "BBB-" ("A-" for Quality Trusts), or the Moody's Investors Service, Inc. ("Moody's") rating of the bonds was not less than "Baa3" ("A3" for the Quality Trusts), including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the diversification of bonds as to purpose of issue and location of issuer and (d) with respect to the Insured Trusts, the availability and cost of insurance. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Fund Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

     THE BONDS. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

     General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

     MORE ABOUT THE BONDS. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

     Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor own this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

         RISK FACTORS. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

         Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

     Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

     Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

     Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay.

     Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating. Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

     Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

     Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

     Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

     NO FDIC GUARANTEE. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

         The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

         GENERAL. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

         The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life (ELTR Life) of a Trust's portfolio:


            ELTR LIFE       SALES CHARGE         ELTR LIFE          SALES CHARGE         ELTR LIFE          SALES CHARGE
       ------------------  --------------   -------------------   --------------    -------------------   --------------
        1                       1.010%      8                         3.627%        15                        5.042%
        2                       1.523       9                         4.167         16                        5.152
        3                       2.041      10                         4.384         17                        5.263
        4                       2.302      11                         4.603         18                        5.374
        5                       2.564      12                         4.712         19                        5.485
        6                       2.828      13                         4.822         20                        5.597
        7                       3.093      14                         4.932   21 to 30                        5.708

         For purposes of computation of the estimated long-term return life, bonds will be deemed to mature on their expressed maturity dates unless: (a) the bonds have been called for redemption or are subject to redemption at an earlier call date, in which case this call date will be deemed to be the maturity date; or (b) the bonds are subject to a "mandatory tender", in which case the mandatory tender will be deemed to be the maturity date. The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds. Expressed as a percent of the Public Offering Price, the sales charge on a Trust consisting entirely of bonds with 15 years to maturity would be 4.80%. The sales charges in the table above do not apply to IM-IT Discount Trusts. The applicable secondary market sales charges for an IM-IT Discount Trust are set forth in the applicable Prospectus Part I.

         Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. It is your financial professional's responsibility to alert the Sponsor of this discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for this discount to be eligible for a reduced sales charge.

     REDUCING YOUR SALES CHARGE. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge.

     Fee Accounts. A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the sales charge that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed ("Fee Accounts"). The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Trust.

     Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession.

         OFFERING PRICE. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to average approximately 0.5%-1% more than the bid price.

         The aggregate price of the bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

         The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

         A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

         ACCRUED INTEREST

         Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is added to the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

         The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

         Purchased and Accrued Interest. Added to the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest only. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.

         Purchased Interest - Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

         Accrued Interest - Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

         Accrued Interest. Accrued interest is added to the Public Offering Price for all Trusts not listed above. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest as described in this paragraph to the settlement date is added to the Public Offering Price of Units for all Trusts not mentioned above. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

         UNIT DISTRIBUTION. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

         SPONSOR COMPENSATION. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

         Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

         MARKET FOR UNITS. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

         DISTRIBUTIONS OF INTEREST AND PRINCIPAL. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

         Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

         Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

         REINVESTMENT OPTION. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from Van Kampen Funds Inc. at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

         After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Planned Reinvestment Option
(PRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new PRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

         REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

         Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

         The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

         The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

         UNITS. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

         REPORTS PROVIDED. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent certified public accountants and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

         Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

         The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event
(a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

         Because the bonds are insured by Portfolio Insurers or Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. This rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings" in the Information Supplement. This rating should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trust or of the Units.

         Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

     THE SPONSOR. Van Kampen Funds Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley. The Sponsor has its principal offices at 1221 Avenue of the Americas, New York, New York 10020. As of November 30, 2002, the total stockholders' equity of Van Kampen Funds Inc. was $163,449,658 (unaudited). Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

         TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone
(800) 221-7668. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

         PORTFOLIO ADMINISTRATION. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

         REPLACEMENT BONDS. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

         AMENDMENT OF TRUST AGREEMENT. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in the Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

         TERMINATION OF TRUST AGREEMENT. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

         LIMITATION ON LIABILITIES. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         ASSETS OF THE TRUSTS. Each Trust will hold various debt obligations (the "Bonds") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

         TRUST STATUS. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the assets of your trust, and as such you will be considered to have received a pro rata share of income (e.g., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

         EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to a Trust for State tax matters have made any special review for a Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PROSPECTUS PART I FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH BONDS.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

         YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

     Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transaction rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003. For periods not covered by these reduced rates under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         EXCHANGES. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

         LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

         In the opinion of special counsel to the Trusts for New York tax matters, under existing law, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

         Except as noted herein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

         ARIZONA RISK FACTORS. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions to the effect that the interest on the Possession Bonds is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of counsel to the Sponsor, under existing law:

         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

         For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

         To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         Interest on the Possession Bonds which is excludable from gross income for federal tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Arizona Trust will be exempt from Arizona income taxation and therefore will not be includible in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.

         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

         Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

     Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax. Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         ARKANSAS RISK FACTORS. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. During the past several decades, Arkansas's economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a major component of Arkansas's economy, but total income from this sector continues to decrease.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Arkansas currently maintains a "AA" and "Aa1" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Arkansas Trust, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:

     The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

         Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

         Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

         Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

         CALIFORNIA RISK FACTORS. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "A" by Standard and Poor's and "Aa2" by Moody's.

         Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. We have examined the income tax laws of the State of California to determine its applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded from gross income for federal income tax purposes.

         We have examined the income tax laws of the State of California to determine its applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded from gross income for federal income tax purposes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although Chapman and Cutler LLP expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

         Based upon the foregoing, and upon an investigation of such matters of law as we considered to be applicable, we are of the opinion that, under existing provisions of the law of the State of California as of the date hereof:

         1. The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

         2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

         3. Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

         4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

         This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         COLORADO RISK FACTORS. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Colorado Trust, counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

         The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although counsel to the Fund expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the State that is applicable to individuals and corporations (the"State Income Tax").

         It is assumed that, at the respective times of issuance of the Bonds:
(i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the State Income Tax (the "State Income Tax") and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Possession Bonds is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Colorado.

         In the opinion of counsel to the Fund, under existing Colorado law:

         Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

         With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

         Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have if the Colorado Unitholder directly owned the assets of the Colorado Trust;

         Interest on Colorado Bonds that would not be includible in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

         To the extent that interest income derived from the Colorado Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxes pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.

         Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

         Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

         If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

         Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

         Counsel to the Fund has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         CONNECTICUT RISK FACTORS. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Connecticut currently maintains a "AA" and "Aa2" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information" .

         TAX STATUS. At the time of the closing for each Connecticut Trust, special counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

         The assets of the Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds"); the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trust for Connecticut tax matters believe that such interest will be so exempt. Interest on other Bonds in the Trust, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

         In the opinion of Day, Berry & Howard LLP, special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of Chapman and Cutler LLP regarding Federal income tax matters, in summary under existing Connecticut law:

     The Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut; Interest income of the Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond"), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"), when any such interest is received by the Trust or distributed by it to such a Unitholder;

         Insurance proceeds received by the Trust representing maturing interest on defaulted Bonds held by the Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Trust by the issuer of such Bonds;

         Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by the Trust or upon the redemption, sale, or other disposition of a Unit of the Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Trust held by him;

         The portion of any interest income or capital gain of the Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unitholder for purposes of such tax; and

         An interest in a Unit of the Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

         Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

         FLORIDA RISK FACTORS. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa2 and AA+ from Moody's and Standard & Poor's, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue resource from which such series derives funds for repayment.

         Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Florida Trust, Counsel to each Florida Trust for Florida tax matters rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

         The Bonds were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Bonds were exempt from the Florida intangibles tax. Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida IM-IT Trust and have assumed the correctness as of the date of deposit of the opinions of bond counsel. It is assumed for purposes of the opinion below the Bonds constitute debt for Federal income tax purposes.

         "Non-Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

     In the opinion of Chapman and Cutler LLP, counsel to the Sponsor, in summary under existing law: For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

         Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code of 1986, as amended.

         Neither the bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         GEORGIA RISK FACTORS. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

         Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Georgia Trust, Special Counsel to the Fund for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

         The assets of the Georgia IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Georgia IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Georgia IM-IT Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

     In the opinion of Chapman and Cutler LLP, counsel to the Sponsor, in summary under existing Georgia law: (1) For Georgia income tax purposes, the Georgia IM-IT Trust is not an association taxable as a corporation, and the income of the Georgia IM-IT Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia IM-IT Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as a tax-exempt interest when distributed by the Georgia IM-IT Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Georgia IM-IT Trust will be exempt from Georgia income taxation and therefore will not be includible in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia IM-IT Trust and received by the Unitholders.

         (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia IM-IT Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (3) Amounts paid under an insurance policy or policies issued to the Georgia IM-IT Trust, if any, with respect to the Bonds in the Georgia IM-IT Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         KANSAS RISK FACTORS. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:

     The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes; Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

         Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

         Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

         Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

         Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

         Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

         No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         KENTUCKY RISK FACTORS. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Kentucky Trust, the respective counsel to the Kentucky Trusts for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

         The assets of the Kentucky Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds") (collectively, the "Bonds").

         Although we express no opinion herein regarding such matters, we have assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky State Income Tax"); and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor nor its counsel has made any review of the proceedings relating to the issuance of the Bonds or of the bases for the opinions, if any, rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Kentucky.

         In the opinion of Chapman and Cutler LLP, counsel to the Sponsor, under existing Kentucky income tax law as of the date of this prospectus and based upon the assumptions above:

         (i) The Kentucky Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Trust, and the income of such portion of the Kentucky Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

         (ii) For Kentucky State Income Tax purposes, interest on the Bonds which is excludable from Federal gross income and which is also exempt from taxation under the Kentucky State Income Tax when received by the Kentucky Trust, and which would be excludable from Federal gross income and also exempt from Kentucky State Income Tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Kentucky Trust and distributed to the Unitholders.

         (iii) Each Kentucky Unitholder of the Kentucky Trust will recognize gain or loss for Kentucky State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Kentucky Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (iv) Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky State Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (v) State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Kentucky Trust, the interest on which is exempt from State income taxes.

         (vi) Units of the Kentucky Trust, but only to the extent the same represent an ownership in obligations issued by or on behalf of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky State Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

         (vii) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky State Income Tax purposes if, and to the same extent as, such interest would have not been subject to Kentucky State Income Tax purposes if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Chapman and Cutler LLP expresses no opinion with respect to taxation under any other provision of Kentucky law. Ownership of the Units may result in collateral Kentucky tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         LOUISIANA RISK FACTORS. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State maintains a bond rating of A2, A- and A from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

         (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includible in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

         (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

         As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

         In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana Trust is not an association taxable as corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

         Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana Tax Status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.

         MAINE RISK FACTORS. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Maine currently maintains a "AA+", "Aa2" and "AA+" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Maine Trust, special counsel to the Fund for Maine tax matters rendered an opinion under then existing Maine income tax law applicable to taxpayers whose income is subject to Maine income taxation substantially to the effect that:

         The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") imposed under the Maine Income Tax or in the case of corporations, a surcharge ("Maine Corporate Income Tax Surcharge") enacted in 1991 and scheduled to apply to tax years beginning in 1991 and 1992. The opinion set forth below does not address the taxation of persons other than full time residents of Maine.

         In the opinion of Chapman and Cutler LLP, Special Counsel to the Fund for Maine tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) the Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

         (2) Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

         (3) to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

         (4) each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and

         (5) the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

         Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Maine law. Ownership of the Units may result in collateral Maine tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such consequences.

         MARYLAND RISK FACTORS. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Maryland currently maintains a "AAA" and "Aaa" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. In the opinion of special counsel to the Trust for Maryland tax matters, in summary under existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation:

         In the opinion of special counsel to the Trust for Maryland tax matters, in summary under existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation:

         (1) For Maryland State and local income tax purposes, the Maryland Quality Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland state and local income taxation.

         (2) To the extent that interest and accrued original issue discount derived from the Maryland Quality Trust by a Unitholder with respect to the bonds in the Trust is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland Franchise Tax.

         (3) In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Maryland Quality Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

         (4) Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the taxable base of Unitholders for Maryland state and local income taxation purposes. However, Maryland defines the taxable net income of individuals as federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in federal adjusted gross income or federal taxable income, as the case may be, which is realized from the disposition of obligations issued by the State of Maryland or its political subdivisions by the Maryland Quality Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland state or local income tax with respect to gain realized upon the disposition of obligations issued by the State of Maryland and its political subdivisions by the Maryland Quality Trust. Profit realized by a "financial institution" from the sale or exchange of bonds will be subject to the Maryland Franchise Tax.

         These opinions relate only to the treatment of the Maryland Quality Trust and the Units under the Maryland state and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

         MASSACHUSETTS RISK FACTORS. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         The Commonwealth of Massachusetts currently maintains a "AA-" and "Aa2" bond rating from Standard and Poor's and Moody's, respectively, on its general obligation indebtedness (confirmed on September 24, 2003).

         Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Massachusetts Trust, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund, under existing Massachusetts law:

         (1) For Massachusetts income tax purposes, the Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2) The Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will not, therefore, be subject to Massachusetts income tax.

         (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by United States territories or possessions ("Bonds").

         (4) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from proceeds of insurance obtained by the Trust or by the Sponsor or by the issuer or underwriter of an Bond held by the Trust that represent maturing interest on defaulted Bonds held by the Trust, if, and to the same extent that, such earnings or distributions would have been excludable from their gross income if derived from interest paid by the issuer of the defaulted Bond.

         (5) The Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be included pro rata as capital gains and/or losses in the gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6) Gains or losses realized on sales or redemptions of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includible in their Massachusetts gross income. In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, be required to adjust the tax basis for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Massachusetts Unitholders pay for their Units, and for amortization of premiums, if any, on the Bonds held by the Trust.

         (7) The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includible in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

         MICHIGAN RISK FACTORS. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds of the state were rated "Aaa" by Moody's, "AA+" by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), and "AAA" by Standard & Poor's as of May, 2003.

         Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. In the opinion of special counsel to the Trust for Michigan tax matters, in summary under existing Michigan law, the Michigan IM-IT Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler LLP as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan IM-IT Trust and the Unitholders.

         In the opinion of special counsel to the Trust for Michigan tax matters, in summary under existing Michigan law, the Michigan IM-IT Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler LLP as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan IM-IT Trust and the Unitholders.

         Under the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

         For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

         The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

         The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan IM-IT Trust on the underlying bonds and any amount distributed from the Michigan IM-IT Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan IM-IT Trust or the Unitholders. If the Michigan IM-IT Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out, with total repeal after December 31, 2009.

         Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

         As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan IM-IT Trust disposes of a bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

         MINNESOTA RISK FACTORS. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Minnesota currently maintains a "Triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

         We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and
(iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on the Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

         In the opinion of Chapman and Cutler LLP, Counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:

         (1) The Minnesota Trust is not an association taxable as a corporation;

         (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

         (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

         (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds would be excludible from gross income for federal income tax purposes and would be exempt from state and local taxation pursuant to federal law if the Unitholder directly owned the Possession Bonds, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

         We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         MISSOURI RISK FACTORS. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AAA" by Standard and Poor's and "Aaa" by Moody's.

         Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Missouri Trust, Special Counsel to each Missouri Trust for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

         The assets of the Missouri IM-IT Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Missouri IM-IT Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

     In the opinion of Chapman and Cutler LLP, counsel to the Sponsor, in summary under existing law:

     (1) The Missouri IM-IT Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri IM-IT Trust will be treated as the owner of a pro rata portion of the Missouri IM-IT Trust and the income of such portion of the Missouri IM-IT Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri IM-IT Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3) Each Unitholder of the Missouri IM-IT Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Missouri IM-IT Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludible if paid by the issuer of such Bonds held by the Missouri IM-IT Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

         (6) The Missouri IM-IT Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri IM-IT Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         NEBRASKA RISK FACTORS. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Nebraska Trust, Special Counsel to each Nebraska Trust for Nebraska tax matters rendered an opinion under then existing Nebraska income tax law applicable to taxpayers whose income is subject to Nebraska income taxation substantially to the effect that:

         The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by
Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

         In the opinion of Chapman and Cutler LLP, Counsel to the Sponsor, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and the Nebraska Minimum Tax purposes;

         (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

         (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

         (4) To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

         (5) Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such Tax; and

         (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

         We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Nebraska law. Ownership of the Units may result in collateral Nebraska tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to the applicability of any such collateral consequences.

         NEW JERSEY RISK FACTORS. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AA" by Standard and Poor's and "Aa2" by Moody's.

         Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

     TAX STATUS. In the opinion of special counsel to the Trust for New Jersey tax matters, in summary under existing law:

         (1) The New Jersey IM-IT Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey IM-IT Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey IM-IT Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey IM-IT Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey IM-IT Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4) Units of the New Jersey IM-IT Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the bonds in the New Jersey IM-IT Trust which is allocable to such corporation will be includible in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the bonds by the New Jersey IM-IT Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

         NEW MEXICO RISK FACTORS. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1 and AA+ from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness (confirmed on September 24, 2003).

         Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each New Mexico Trust, Special Counsel to the Fund for New Mexico tax matters rendered an opinion under then existing New Mexico income tax law applicable to taxpayers whose income is subject to New Mexico income taxation substantially to the effect that:

         The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by the Commonwealth of Puerto Rico, Guam, or the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

         In the opinion of Chapman and Cutler LLP, Special Counsel to the Fund for New Mexico tax matters, under existing law as of the date of this Prospectus and based upon the assumptions set forth above:

     (1) The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

     (2) Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

         (3) To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds in excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

         (4) Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

         (5) The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provisions of New Mexico law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. Investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

         NEW YORK RISK FACTORS. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which, due to the terrorist attacks on the World Trade Center on September 11, 2001, has been weakened. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "AA" by Standard and Poor's and "A2" by Moody's.

         Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. In the opinion of special counsel to the Trust for New York tax matters, in summary under existing New York law, the New York IM-IT Trust is not an association taxable as a corporation and the income of the New York IM-IT Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof or of the Government of Puerto Rico or a political subdivision thereof or of the Government of Guam or its authorities, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

         NORTH CAROLINA RISK FACTORS. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of North Carolina currently maintains a "AA+" bond rating from Standard & Poor's on its general obligation indebtedness (confirmed in March, 2003).

         Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. The portfolio of the North Carolina Quality Trust consists of bonds issued by the State of North Carolina or municipalities, authorities or political subdivisions thereof (the "North Carolina Bonds") or by territories or possessions of the United States. We have assumed for the purposes of this opinion that the issuers of bonds other than North Carolina Bonds will be limited to the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam, or their respective public authorities (collectively, the "Possession Bonds") (the North Carolina Bonds and the Possession Bonds are sometimes referred to herein as the "Bonds").

         In the opinion of special counsel to the Fund for North Carolina tax matters, in summary under existing North Carolina law, upon the establishing of the North Carolina Quality Trust and the Units thereunder:

         (1) The North Carolina Quality Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Quality Trust will be deemed to be income of the Unitholders.

         (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Quality Trust will retain its tax-exempt status when received by the Unitholders.

         (3) Unitholders will realize a taxable event when the North Carolina Quality Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Quality Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

         The opinion of special counsel is based, in part, on the opinion of Chapman and Cutler LLP regarding Federal tax status.

         OHIO RISK FACTORS. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         In the opinion of Squire, Sanders & Dempsey L.L.P., special counsel to the Trust for Ohio tax matters, assuming the Ohio IM-IT continues to qualify as a grantor trust under Section 676(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that at all times at least fifty percent (50%) of the total assets of the Ohio IM-IT will consist of interest-bearing Obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions under existing law:

         (1) The Ohio IM-IT Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2) Distributions with respect to Units of the Ohio IM-IT Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4) Distributions properly attributable to interest on obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio IM-IT Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5) Distributions properly attributable to proceeds of insurance paid to the Ohio IM-IT Trust that represent maturing or matured interest on defaulted obligations held by the Ohio IM-IT Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio IM-IT Trust of Ohio Obligations, including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

         OKLAHOMA RISK FACTORS. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical and there is no assurance that Oklahoma's current expansionary phase will continue.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State maintains a bond rating of Aa3, AA and AA from Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Oklahoma Trust, Special Counsel to the Fund for Oklahoma tax matters rendered an opinion under then existing Oklahoma income tax law applicable to taxpayers whose income is subject to Oklahoma income taxation substantially to the effect that:

         The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Oklahoma Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). SEE "PORTFOLIO" WHICH INDICATES BY FOOTNOTE WHICH OKLAHOMA BONDS ARE OKLAHOMA TAX-EXEMPT BONDS (ALL OTHER OKLAHOMA BONDS INCLUDED IN THE PORTFOLIO ARE OKLAHOMA TAXABLE BONDS).

         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Oklahoma Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds and the Possession Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Oklahoma.

         In the opinion of Special Counsel to the Fund for Oklahoma tax matters, under existing laws as of the date of this Prospectus and based upon the assumptions set forth above:

         (1) For Oklahoma State Income Tax purposes, the Oklahoma Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Oklahoma Trust and the income of such portion of the Oklahoma Trust will be treated as the income of the Unitholder.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Oklahoma Trust.

         (3) To the extent that interest paid and original issue discount, if any, derived from the Oklahoma Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

         (4) Each Unitholder of the Oklahoma Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Oklahoma Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

         (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Oklahoma Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oklahoma Trust, the interest on which is exempt from such tax if such interest is not deductible for federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.

         Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Although Chapman and Cutler LLP expresses no opinion with respect to taxation of the Oklahoma Trust for Oklahoma franchise tax purposes, there is a reasonable basis to conclude that the Oklahoma Trust is not subject to the Oklahoma franchise tax because the Trust would not be considered as "doing business" within the State. The Oklahoma franchise tax is equal to $1.25 per $1,000 of the capital used, invested or employed in the State of Oklahoma not to exceed $20,000 per year.

         Under recently enacted Oklahoma legislation, a pass-through entity must withhold income tax at a rate of five percent of the Oklahoma share of income of the entity distributed to each nonresident member. A "pass-through entity" is defined to include a trust that is not taxed as a corporation for federal income tax purposes and a "member" is defined to include a beneficiary of a trust. Special counsel has expressed no opinion as to the applicability of this provision to amounts distributed by the Oklahoma Trust.

         The scope of this opinion is expressly limited to the matters set forth herein, and we express no other opinions of law with respect to the state or local taxation of the Oklahoma Trust, the purchase, ownership or disposition of Units or the Unitholders under Oklahoma law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oklahoma Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         OREGON RISK FACTORS. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa3 from Moody's and AA from Standard & Poor's, on its general obligation indebtedness.

         Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Oregon Trust, Special Counsel to each Oregon Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:

         The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

         In the opinion of counsel to the Sponsor, under existing Oregon law and based on the assumptions set forth above:

         The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

         Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

         To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

         Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for federal income tax purposes; and

         The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

         Investors should consult their tax advisers regarding collateral tax consequences under Oregon law relating to the ownership of the Units, including, but not limited to, the calculation of "net pension income" tax credits for retirees and the applicability of other Oregon taxes. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Oregon Law. Ownership of the Units may result in collateral Oregon tax consequences to certain tax payers.

         Counsel to the Sponsor has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         PENNSYLVANIA RISK FACTORS. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the Commonwealth are rated AA by Standard and Poor's and Aa2 by Moody's.

         Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania IM-IT Trust and to the holders of Units in the Pennsylvania IM-IT Trust who are residents of the State of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania IM-IT Trust will be made monthly.

         Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, or by the Commonwealth of Puerto Rico, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

         In the opinion of Chapman and Cutler LLP, special counsel for the Pennsylvania IM-IT Trust for Pennsylvania tax matters, under existing Pennsylvania law as of the date of this Prospectus and based upon the assumptions set forth above:

         (1) The Pennsylvania IM-IT Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

         (2) Interest on the Bonds, net of Pennsylvania IM-IT Trust expenses, which is exempt from the Personal Income Tax and the Corporate Income Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. Interest on the Pennsylvania Bonds which is exempt from the Philadelphia School Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. We express no opinion with respect to the treatment of distributions from the Pennsylvania IM-IT Trust attributable to interest on the Puerto Rico bonds under the Philadelphia School Tax.

         (3) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued before February 1, 1994.

         (4) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania IM-IT Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania IM-IT Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

         (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania IM-IT Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Pennsylvania Bonds issued on or after February 1, 1994 or to Puerto Rico Bonds. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

         Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

         We have not examined any of the Bonds to be deposited and held in the Pennsylvania IM-IT Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal, state or local taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         SOUTH CAROLINA RISK FACTORS. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of South Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

         Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each South Carolina Trust, Special Counsel for each South Carolina Trust for South Carolina tax matters rendered an opinion under then existing South Carolina income tax law applicable to taxpayers whose income is subject to South Carolina income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund for South Carolina tax matters, under existing South Carolina law:

         (1) By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

         (2) Pursuant to the provisions of Section 12-7-430(b), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Government of Puerto Rico, which is exempt from federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

         (3) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includible in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

         (4) Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

         (5) The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

         The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170 of the South Carolina Code.

         TENNESSEE RISK FACTORS. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Tennessee currently maintains a "AA" and "Aa2" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness (confirmed on September 24, 2003).

         Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Tennessee Trust, Special Counsel to the Fund for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

         The assets of the Tennessee Trust will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

         Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Tennessee Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Tennessee Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

         Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

         Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler LLP, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

         The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

         In the opinion of Chapman and Cutler LLP, Counsel to the Sponsor, under existing Tennessee State law as of the date of this prospectus:

         For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, the Tennessee Trust will not be subject to such taxes.

         For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

         For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

         Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

         For purposes of the Tennessee Property Tax, the Tennessee Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

         No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

     The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes. Neither the Sponsor or Chapman and Cutler LLP have examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Income taxes imposed and, with respect to the Puerto Rico Bonds, bond counsel to the issuing authorities rendered opinions as the exemption from all state and local income taxation of the Puerto Rico Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Tennessee Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         TEXAS RISK FACTORS. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1 and AA from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness.

         Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

         (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

         (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

     The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section
11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a); or
(iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

         Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has been issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

         VIRGINIA RISK FACTORS. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         The Commonwealth of Virginia currently maintains a "triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.).

         Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. At the time of the closing for each Virginia Trust, Special Counsel to each Virginia Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

         In the opinion of Chapman and Cutler LLP, special counsel to the Trust for Virginia tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1)The Virginia Quality Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Quality Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

         (2)Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Virginia Quality Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

         (3)Interest on the Possession Bonds which is excludible from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includible in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

         (4)The Virginia legislature has enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Quality Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.

         (5)The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Quality Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

         In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Virginia Quality Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors to the applicability of any such collateral consequences.

         WEST VIRGINIA RISK FACTORS. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of West Virginia currently maintains a "AA-" and "Aa3" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness (confirmed on September 24, 2003).

         Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         TAX STATUS. The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia ("West Virginia") or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the West Virginia Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

         At the time of closing for each West Virginia Trust, Special Counsel to the Fund for West Virginia tax matters rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

         (1) The West Virginia Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

         (2) Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the West Virginia Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the West Virginia Trust and distributed to such Unitholder.

         (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the West Virginia Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the West Virginia Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

         (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the West Virginia Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the West Virginia Trust.

         (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the West Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

         We have not examined any of the Bonds to be deposited and held in the West Virginia Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of West Virginia law. Ownership of the Units may result in collateral West Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

EXPENSES
--------------------------------------------------------------------------------

     GENERAL. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

     SPONSOR, SUPERVISOR, EVALUATOR AND TRUSTEE. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

     INSURANCE. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

     MISCELLANEOUS EXPENSES. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

         LEGAL MATTERS. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn LLP has acted as counsel to the Trustee and special counsel to the Fund for New York tax matters.

         INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The statement of condition and the related portfolio included in Prospectus Part I have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.




  o CONTENTS OF PROSPECTUS PART II

    The Trusts........................................2
    Estimated Current and Long-Term Returns...........5
    Public Offering...................................5
    Rights of Unitholders.............................8
    Insurance on the Bonds in the Insured Trusts......9
    Fund Administration..............................10
    Federal Tax Status...............................11
    State Trust Risk Factors and Tax Status..........13
    Expenses.........................................41
    Additional Information...........................41
    Other Matters....................................41

  o DAILY PRICES
      o  Call our 24-Hour Pricing Line
         (800) 953-6785
      o Visit our Unit Trusts Internet Pricing Page http://www.vankampen.com

  o ACCOUNT QUESTIONS
      o  Contact the Trustee
         (800) 221-7668

  o LEARNING MORE ABOUT UNIT TRUSTS
      o  Contact Van KampeN
         (630) 684-6000
      o Visit our Unit Trusts Internet Product Page http://www.vankampen.com

  o ADDITIONAL INFORMATION
    You may obtain an Information Supplement that provides more details about your trust and its policies.
      o  Visit the SEC Internet Site
         http://www.sec.gov
      o  Contact the Trustee
         (800) 221-7668


                                                                      SECPRO1203

                                   VAN KAMPEN
                                   INVESTMENTS

                               Prospectus Part II

                                  December 2003

                         INSURED MUNICIPALS INCOME TRUST
                       INVESTORS' QUALITY TAX-EXEMPT TRUST

                          VAN KAMPEN FOCUS PORTFOLIOS,
                                MUNICIPAL SERIES

                             VAN KAMPEN UNIT TRUSTS,
                                MUNICIPAL SERIES

                              VAN KAMPEN FUNDS INC.

                                   VAN KAMPEN
                                   INVESTMENTS

                             INFORMATION SUPPLEMENT

                         INSURED MUNICIPALS INCOME TRUST

                       INVESTORS' QUALITY TAX-EXEMPT TRUST

                  VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES

                    VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.

                                TABLE OF CONTENTS

                                                    PAGE

   Municipal Bond Risk Factors                        2
   Insurance on the Bonds in the Insured Trusts       6
   Portfolio Administration                          13
   Sponsor Information                               14
   Trustee Information                               14
   Termination of the Trust Agreement                15
   Description of Ratings                            16
   Arizona Risk Factors                              17
   Arkansas Risk Factors                             20
   California Risk Factors                           22
   Colorado Risk Factors                             25
   Connecticut Risk Factors                          29
   Florida Risk Factors                              32
   Georgia Risk Factors                              33
   Kansas Risk Factors                               35
   Kentucky Risk Factors                             37
   Louisiana Risk Factors                            41
   Maine Risk Factors                                42
   Maryland Risk Factors                             44
   Massachusetts Risk Factors                        46
   Michigan Risk Factors                             48
   Minnesota Risk Factors                            50
   Missouri Risk Factors                             52
   Nebraska Risk Factors                             53
   New Jersey Risk Factors                           54
   New Mexico Risk Factors                           57
   New York Risk Factors                             58
   North Carolina Risk Factors                       62
   Ohio Risk Factors                                 68
   Oklahoma Risk Factors                             76
   Oregon Risk Factors                               78
   Pennsylvania Risk Factors                         80
   Puerto Rico Risk Factors                          82
   South Carolina Risk Factors                       86
   Tennessee Risk Factors                            87
   Texas Risk Factors                                89
   Virginia Risk Factors                             91
   West Virginia Risk Factors                        93




                           MUNICIPAL BOND RISK FACTORS

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus
Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

   Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. The delivery of any such bonds may be delayed or may not occur. Interest on these bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such bonds during the interval between their purchase of Units and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for Units.

   Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                  INSURANCE ON THE BONDS IN THE INSURED TRUSTS

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in an Insured Trust, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus
Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such bonds until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Fund Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancelable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

   Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

   Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

   Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $5,802,000,000 (unaudited) and statutory capital of approximately $3,564,000,000 (unaudited) as of September 30, 2002. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 West Jackson Blvd., Suite 900, Chicago, Illinois 60604. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D. C. 20549 at prescribed rates. In addition, the aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

   Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

   MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

   As of December 31, 2001, MBIA had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. As of September 30, 2002, MBIA had admitted assets of $9.0 billion (unaudited, total liabilities of $5.9 billion (unaudited)), and total capital and surplus of $3.0 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. The address of MBIA is 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

   Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

   Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

     Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates all new issues insured by MBIA "AAA." Fitch IBCA, Inc. rates the financial strength of MBIA "AAA".

   In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.4 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

   Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of September 30, 2002, the total capital and surplus of Financial Guaranty was $1.1 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 125 Park Avenue, New York, New York 10017, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

     Financial Security Assurance Inc. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

   Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

   Financial Security, a New York domiciled insurance company, is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia S.A., a publicly held Belgian corporation. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security. As of September 30, 2002, the total policyholders' surplus and contingency reserves was approximately $1,728,433,000 and its total unearned premium reserve was approximately $972,390,000 in accordance with statutory accounting principles. As of September 30, 2002, total shareholders' equity was, approximately $1,928,564,000 and its total net unearned premium reserve was approximately $814,684,000 in accordance with generally accepted accounting principles, Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

   Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

   Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard &Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

   Capital Guaranty Insurance Company. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

   XL Capital Assurance Inc. ("XLCA") is a monoline financial guaranty insurance company incorporated under the laws of the State of New York. XLCA is currently licensed to do insurance business in, and is subject to the insurance regulation and supervision by, the State of New York, forty-six other states, the District of Columbia, Puerto Rico and Singapore. XLCA has license applications pending, or intends to file an application, in each of those states in which it is not currently licensed.

   XLCA is an indirect wholly owned subsidiary of XL Capital Ltd, a Cayman Islands corporation ("XL Capital Ltd"). Through its subsidiaries, XL Capital Ltd is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies and other enterprises on a worldwide basis. The common stock of XL Capital Ltd is publicly traded in the United States and listed on the New York Stock Exchange (NYSE: XL). XL Capital Ltd is not obligated to pay the debts of or claims against XLCA.

   XLCA was formerly known as The London Assurance of America Inc. ("London"), which was incorporated on July 25, 1991 under the laws of the State of New York. On February 22, 2001, XL Reinsurance America Inc. ("XL Re") acquired 100% of the stock of London. XL Re merged its former financial guaranty subsidiary, known as XL Capital Assurance Inc. (formed September 13, 1999) with and into London, with London as the surviving entity. London immediately changed its name to XL Capital Assurance Inc. All previous business of London was 100% reinsured to Royal Indemnity Company, the previous owner at the time of acquisition.

   XLCA has entered into a facultative quota share reinsurance agreement with XL Financial Assurance Ltd ("XLFA"), an insurance company organized under the laws of Bermuda, and an affiliate of XLCA. Pursuant to this reinsurance agreement, XLCA expects to cede up to 90% of its business to XLFA. XLCA may also cede reinsurance to third parties on a transaction-specific basis, which cessions may be any or a combination of quota share, first loss or excess of loss. Such reinsurance is used by XLCA as a risk management device and to comply with statutory and rating agency requirements and does not alter or limit XLCA's obligations under any financial guaranty insurance policy. With respect to any transaction insured by XLCA, the percentage of risk ceded to XLFA may be less than 90% depending on certain factors including, without limitation, whether XLCA has obtained third party reinsurance covering the risk. As a result, there can be no assurance as to the percentage reinsured by XLFA of any given financial guaranty insurance policy issued by XLCA.

   As of December 31, 2001, XLFA had total assets, liabilities, redeemable preferred shares and shareholders' equity of US$543,538,559 (audited), US$244,403,576 (audited), US$39,000,000 (audited) and US$260,134,983 (audited)
respectively, determined in accordance with generally accepted accounting principles in the United States. XLFA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Standard & Poor's and Fitch, Inc. ("Fitch"). In addition, XLFA has obtained a financial enhancement rating of "AAA" from Standard & Poor's.

   The obligations of XLFA to XLCA under the reinsurance agreement described above are unconditionally guaranteed by XL Insurance (Bermuda) Ltd ("XLI"), a Bermuda company and one of the world's leading excess commercial insurers. XLI is a wholly owned indirect subsidiary of XL Capital Ltd. In addition to having an "A+" rating from A.M. Best, XLI's insurance financial strength is rated "Aa2" by Moody's and "AA" by Standard & Poor's and Fitch.

   Notwithstanding the capital support provided to XLCA described in this section, the holders of bonds insured by XLCA will have direct recourse against XLCA only, and neither XLFA nor XLI will be directly liable to the holders of such bonds.

   XLCA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Standard & Poor's and Fitch. In addition, XLCA has obtained a financial enhancement ruling of "AAA" from Standard & Poor's. These ratings reflect Moody's, Standard & Poor's and Fitch's current assessment of XLCA's creditworthiness and claims-paying ability as well as the reinsurance arrangement with XLFA described above.

   The above ratings are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by Moody's, Standard & Poor's or Fitch.

   As of June 30, 2002, XLCA had total statutory assets of approximately $205,800,000, total liabilities of approximately $73,500,000 and total capital and surplus of approximately $132,300,000. As of June 30, 2002, XL Capital Ltd. had consolidated assets of approximately $31.2 billion and consolidated shareholders' equity of approximately $5.4 billion.

   For further information concerning XLCA and XLFA, see the financial statements of XLCA and XLFA, and the notes thereto. The financial statements of XLCA and XLFA are included as exhibits to the periodic reports filed with the Securities and Exchange Commission (the "Commission") by XL Capital Ltd and may be reviewed at the EDGAR website maintained by the Commission. Copies of the statutory quarterly and annual statements filed with the State of New York, Insurance Department by XLCA are available upon request to the State of New York Insurance Department.

   XLCA is regulated by the Superintendent of Insurance of the State of New York. In addition, XLCA is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. As a financial guaranty insurance company licensed in the State of New York, XLCA is Subject to
Article 69 of the New York Insurance Law, which, among other things, limits the business of each insurer to financial guaranty insurance and related lines, prescribes minimum standards of solvency, including minimum capital requirements, establishes contingency, loss and unearned premium reserve requirements, requires the maintenance of minimum surplus to policyholders and limits the aggregate amount of insurance which may be written and the maximum size of any single risk exposure which may be assumed. XLCA is also required to file detailed annual financial statements with the New York Insurance Department and similar supervisory agencies in each of the other jurisdictions in which it is licensed.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts in the Fund are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler LLP, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            PORTFOLIO ADMINISTRATION

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus
Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefor. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                               SPONSOR INFORMATION

     Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Sponsor is located at 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     With roots in money management dating back to 1927, Van Kampen has helped more than four generations of investors achieve their financial goals. As of November 30, 2002, the total stockholders' equity of Van Kampen Funds Inc. was $163,449,658 (audited). Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               TRUSTEE INFORMATION

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 221-7668. If you have any questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by a Trust to, every Unitholder of a Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in a Trust.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       TERMINATION OF THE TRUST AGREEMENT

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, Investment Grade Municipal, IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of Strategic Municipal, IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             DESCRIPTION OF RATINGS

   STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

          II.  Nature of and provisions of the obligation.

          III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

     MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's(R) applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B iN its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              ARIZONA RISK FACTORS

   Economic Condition and Outlook. A little more than two-and-a-half years into this bold new millennium, "irrational exuberance" has been starkly replaced by goals focused on profitability instead of promises, pressures of financial prudence and accountability, and realistic rather than speculative business models. Many bold, aggressive companies once deemed high achievers have been rendered "bottomed out" and their business models and goals discarded, respectfully, as obsolete and misguided. It seems we are humbled to realizing that the new millennium is as real as it ever was. In retrospect, it all seems all so clear, and so we go forward. During this time of near euphoric optimism and growth, Arizona's economy charged into the new millennium with great zeal. As one of the fastest job growing states in 2000, Arizona faced such economic pressures as how to find enough workers to meet business demand. It was poignant enough to capture the attention of Lenita Jacob-Simmons, Deputy Assistant Secretary of Employment and Training with the U.S Department of Labor, who flew to Arizona to discuss some of the major issues of a fast-growing economy confronting the State. Just two years ago, for example, Phoenix-Mesa and Tucson MSAs (metropolitan statistical areas) were showing incredibly low unemployment rates of about 2.6 percent.

   The July 2001 jobless figures, however, show the Phoenix-Mesa MSA at 5.4 percent and Tucson at 4.7 percent. Additionally, Arizona's businesses slowed job growth from an annual average of nearly 4 percent in 2000 to only 1 percent in 2001. Moreover, Arizona's economy is expected to slow even further in 2002. The Arizona Department of Economic Security, Research Administration (RA) expects a loss of almost 1 percent of jobs for 2002 in its 2002-03 employment forecast update.

   After 20 years of employment growth, represented by growth of more than 1,215,000 non-farm jobs, Arizona is expected to show a loss of nearly 21,000 jobs in 2002. A modest economic upturn is expected to begin building momentum in the second half of 2002 and into the following year, with jobs growing at an annual average pace of almost 2 percent in 2003. This represents a gain of almost 40,000 jobs in 2003. Thus, RA's forecast update sees Arizona's businesses adding slightly more than 19,000 jobs over the two-year period.

   Generally, the major difference with this forecast update and RA's March forecast is that Arizona's economy has continued to slow in 2002, slightly more than earlier expected, and it seems clearer now that 2003 will not likely recover as fast or robustly as earlier predicted. This economic recovery job growth is one in which businesses are expected (by shareholders, investors, and responsible management) to be very deliberate, yet cautious, while working through these slower, difficult times toward profitability.

   Arizona's goods-producing industries are anticipated to shed nearly 23,000 jobs over the 2002-03 period. Meanwhile, service-producing industries are projected to add slightly more than 42,000 jobs.

   Recent figures for manufacturing have only hinted at the industry leveling off from the losses that began nearly two years ago. However, announcements made this week suggest additional layoffs may yet come in the near future as national and global manufacturing companies continue to grapple with costs and projections of slower demand. RA expects manufacturing jobs will decline by more than 12,000 over the two-year forecast horizon. Most of these losses are expected in 2002 as the industry pares down nearly 6 percent of its workforce. The forecast for 2003 is for some improvement, as levels simply remain flat.

   Fueled with low interest rate financing and relatively vibrant demand for housing, Arizona's construction industry has endured a decade of strong growth. Between 1991 and 2001, annual average figures show that Arizona's economy added more than 87,000 construction jobs. RA's forecast calls for a slow decline of 9,500 construction jobs over the two-year period. About 80 percent of these losses are anticipated to occur in 2002.

   Mining is forecast to lose 1,000 jobs, nearly an 11 percent industry decline in employment. As earlier cited, extended downward pressure on this industry is expected beyond 2003.

   Arizona's trade industry is forecast to add 17,000 jobs in the 2002-03 period. Despite being a rough year for consumers who dealt with unrelenting news of corporate scandals, job losses, and terrorist threats, they kept spending. However, as the events of the year proceeded, it was becoming clearerthat consumers were growing increasingly concerned.

   Additionally, Arizona's economy was dealt a series of economic blows as the drought sharply curtailed winter and summer activity in trade and services (of which many are tourism industries). This only worsened as fires ravaged several areas of the State, resulting in park closures and the loss of homes and businesses. And if all that wasn't bad enough, weather forecasts into this coming 2002-03 season strongly suggest another drought-stricken period awaits. In all, RA's forecast calls for an increase of slightly more than 2,000 trade jobs in 2002 and nearly 15,000 in 2003.

   Services is another industry largely affected by tourism, but as well by business activity. One of the most devastated of sectors has been that of hotels and lodging. Not only was the slowing economy braking employment growth, the events that followed the September 11th terrorist attacks crippled consumer travel. As earlier mentioned, all of this was adversely compounded with the drought, fires, and park closures. This comes especially hard to an industry that, for several earlier years, invested in remodeling, expansions, and building new facilities across the State. One sector that remains strong through the forecast horizon is health services. It is one of the fastest job-growing sectors.

   Services is forecast to shed 5,000 jobs in 2002 and gain slightly more than 14,000 in 2003. Thus, for the 2002-03 forecast period, better than 9,000 jobs are expected.

   The transportation, communications, and public utilities group is forecast to lose more than 4,000 jobs in the two-year period. Job losses are expected in 2002, with a slight improvement of modest gains in 2003. Transportation and communication sectors are expected to face continued pressure to control costs in the wake of retracted or, at best, tepid demand. Airlines, through competitive pricing, have struggled to achieve profitability, but it hasn't come easily. Public utility jobs have been fueled by the relative strong growth in the State's population and housing development.

   Arizona's finance, insurance, and real estate group is forecast to show a slight loss of nearly 1,000 jobs. A slight increase of nearly 1,500 jobs is forecast for 2003, or growth of about 1 percent. Financial sectors have been digesting the increased risks that often come with a slowing economy. As well, financial and investment sectors are grappling with controlling their own costs amidst public scrutiny and scorn.

   As reported by the latest figures from the American Bankruptcy Institute, bankruptcies in Arizona achieved a record level in 2001 and the trends through the second quarter of 2002 are not looking better. Real estate buying and investment has spurred mortgage financing and refinancing, but this also comes with consumers struggling to consolidate debt.

   In conclusion, Arizona's economy has continued to weaken in 2002. While RA's earlier forecast showed similar trends of a loss of jobs in 2002 and a recovery in 2003, this update has reasoned a more modest economic recovery in 2003 is likely to follow the slightly increased layoffs of 2002.

   General Fund. The General Fund ended the June 30, 2002, fiscal year with $560.478 million in unreserved fund balance and a $152.338 million reserved fund balance for a total fund balance of $712.816 million. This compares to the previous year total fund balance of $1.309 billion. Included in the $152.338 million reserved fund balance is $67.7 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of "Rainy Day Fund" established by the Legislature in 1991. provide reasonable assurance that these objectives are met.

   Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer ("Treasurer") and the General Accounting Office of the Department of Administration, Financial Services Division (GAO). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by Federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund. Investment earnings for the General Fund totaled $61.2 million for the fiscal year ended June 30, 2002.

   Debt Administration. The Arizona Constitution, under Article 9 Section 5, provides that the State may contract debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of State government. As a result, the State, including the Enterprise Funds and the University Funds, finances most of its major capital needs by lease purchase transactions and issuing revenue bonds and grant anticipation notes. Lease purchase transactions are funded by Certificates of Participation (COPs). Revenue bonds and grant anticipation notes are funded by dedicated revenue sources.

   The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any Fiscal Year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

   In 1994, the Arizona Supreme Court held that the state school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the Legislature passed a plan that reformulates education funding by providing $350 million of state funds to build new schools and places a statutory cap on the amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized state funded system. The bill should not affect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

   Each Arizona Trust is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters The information provided is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

                              ARKANSAS RISK FACTORS

   Economic Outlook. During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a significant component of Arkansas' economy, but total income from this sector continues to decrease. Over 40% of the land in Arkansas is devoted to agriculture, and the state is a leading producer of rice, commercial broiler and cotton, generating over $5.5 billion in overall farm income each year.

   The state is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. In fact, Arkansas now has a higher percentage of workers involved in manufacturing than the national average. The diversification of economic interests has lessened the state's cyclical sensitivity to impact by any single sector. The State's work force and other factors continue to attract investment in manufacturing, as well as other factors to the State.

   The Arkansas unemployment rate for December 2002 was 5.0 percent, down two-tenths of a percent from September 2001. Year-on-year employment rose 5.6 percent from September 2001 to September 2002. Roughly 1,159,700 Arkansans held employment in September 2001, compared with 1,224,300 in September 2002.

   After increasing by a revised seasonally adjusted annual rate (SAAR) of 1.7 percent in November 2002, the Arkansas Index of Leading Economic Indicators, which predicts economic conditions within the state six to nine months hence, increased by a preliminary estimate of 0.9 percent (SAAR) in December 2002 . The index's positive contributors were, from largest to smallest contribution, a 1.2 percent increase in average weekly manufacturing hours (AWMH) from a revised
39.7 hours in November to 40.2 hours in December, a 0.6 percent increase in construction employment, a 5.1 percent increase in the value of new, privately-owned residential building permits and a 1.1 percent (SAAR) increase in the national index of leading economic indicators. The index's negative contributors were, from larger to smaller contribution, a 22.9 percent increase in the number of initial claims for unemployment insurance and a 4.8 percent decrease in the number of new incorporation registrations. Overall, the data suggest mild economic growth will occur within Arkansas in the third quarter of 2003.

   Based on calculations as of the second quarter of 2002, annualized personal income in Arkansas reached a total of $64,151. This represents an increase of 3.4% over the previous year.

   According to Data Resources Incorporated-Wharton Econometric Forecasting Associates, in FY 2003, U.S. real growth is estimated at 3.6% and Arkansas is expected to follow a similar path. Consumer confidence, lower interest rates, increased federal spending, no further terrorist attacks , and military success in the war are important factors to the depth and length of this recession.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. This Act requires that, before any state spending can take place, the General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The state is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   Act 750 of 1973, as amended, established the State's Revenue Stabilization Law. This law and related legislation govern the administration and distribution of State revenues. Pursuant to the Stabilization Law, all general and special revenues are deposited into the General Revenue Allotment Account and the Special Revenue Allotment Account according to the type of revenue being deposited. From the General Revenues Fund, 3% of all general revenues are first distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the States' elected officials and their staffs and the Department of Finance and Administration.

   The balance is then distributed to separate funds proportionately as established by the Stabilization Law. From the Special Revenue Fund, 3% of all special revenues collected by DFA and 1.5% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs, and DFA. The balance is then distributed to the funds for which the special revenues were collected.

   Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related services.

   General revenues are transformed into funds established and maintained by the Treasurer for major programs and agencies of the state in accordance with fund priorities established by the General Assembly.

   According to the Stabilization Law, the General Assembly establishes three levels of priority for general revenue spending, levels "A", "B", and "C". Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (1) moneys flowing a program or agencies' fund maintained by the Treasurer or (2) the maximum appropriation by the General Assembly. Because state revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, a budget revolving fund, which receives interest earnings for State fund investments, has been established and is utilized to assure proper cash flow during any period.

     As of September 2002, total general revenues were $367,609,000, a 2.3% change over the previous year.

     Debt Management. The Constitution of the State of Arkansas does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose.

   Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of State Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the state at the general election on November 2, 1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All bonds to be issued under Act 496 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 686 of 1987, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the state at the general election on November 8, 1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 683 of 1989, the Arkansas College Savings Bond Act of 1989 ("Act 683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the state at the general election on November 6, 1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of the State as of June 30, 2001, was approximately $558 million.

     Bond Ratings. State of Arkansas general obligation bonds hold the following ratings: AA by Standard & Poor's Ratings Services; and Aa1 by Moody's Investors Service, Inc.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Arkansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Arkansas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Arkansas Trust is susceptible to political, economic or regulatory factors affecting issuers of Arkansas municipal obligations (the "Arkansas Municipal Obligations"). These include the possible adverse effects of certain Arkansas constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Arkansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arkansas or contained in Official Statements for various Arkansas Municipal Obligations.

                             CALIFORNIA RISK FACTORS

   Economic Outlook. The California economy was growing slowly as 2002 came to a close. California experienced modest job growth and good personal income growth in the first half of 2002, but the budding recovery stalled in the second half with employment falling. As the year drew to a close, the state's important high-tech sector was still struggling.

   Like the nation, California is experiencing a jobless recovery. Although employment and total state personal income posted gains in the first half of 2002, the improvement faltered at mid-year. The state lost jobs between June and November, and personal income likely fell in the third quarter. In addition, unemployment failed to improve, as the rate varied between 6.4 % and 6.5% from March to November 2002. Employment grew by about 4,600 jobs per month, on average, in the first 11 months of 2002, a small amount, but an improvement over an average monthly loss of 16,100 jobs in 2001. Instrumental in that swing were sharp drops in the rate of job losses in business services and high-tech manufacturing; improved job growth in retail trade; and a swing from job losses to job gains in wholesale trade.

   Declining exports of California-merchandise contributed to the state economy's sluggishness in 2002. Exports were 16% below year-earlier levels in the first three quarters. Exports to Mexico, the leading destination for California-made merchandise, held up relatively well, slipping only 2%. Once of California's largest services exports - tourism - has yet to recover to pre-September 11 levels. The "drive-to" markets, like San Diego, are doing quite well, but "fly-to" markets that depend on out-of-state and foreign visitors continue to struggle.

   Additional significant risks to the California outlook come from the energy sector. The current electric power situation results from a complex set of circumstances arising from a steep rise in demand though the Western United States, sharply higher natural gas prices exacerbated in California by the break in a key pipeline in the summer of 2000, and a dysfunctional wholesale electricity market in which prices have soared to levels several times the actual cost of the least efficient, most expensive production in the region.

   The outlook for the California economy in 2003 depends heavily on the fate of the national economy, as California awaits an improvement in the economy at the nation level. On balance, the outlook is for slow growth in 2003 and moderate growth in 2004.

   Revenues and Expenditures. The Legislative Analyst's Office, in its November 2002 report, estimated that the General Fund (the main operating fund of the State) will end the 2002-03 fiscal year with a deficit of $6.1 billion. This estimated deficit is $7.1 billion lower than the $1.0 billion positive balance that was projected when the 2002-03 Budget Act was adopted. The year ending June 30, 2004, is facing a cumulative year-end deficit of $21.1 billion, absent any corrective action. If California's economy continues to lag and fails to experience the expected growth in the second half of 2003, this deficit could be billions higher.

   This expected decline in the State's finances is a result of lower revenues from a weak economy and a $10 billion mismatch between expenditures and revenues under the current law. Actions to resolve the deficit in the future will be more difficult because many of the one-time actions used in the 2002-03 budget cannot be replicated. The 2003-04 Governor's Budget, issued on January 10, 2003, estimates that the General Fund will end the fiscal year with a deficit of $34.6 billion. The Governor's Budget provides for the elimination of this deficit by proposing $20.7 billion in cuts and savings, $8.2 billion in state-local realignment supported by revenue increases, $1.9 billion in fund shifts, $2.1 billion in transfers and revenue, and $1.7 billion in loans and borrowing.

   Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

   Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

   Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

   "Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

   Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

   Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had approximately $20.5 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding and approximately $6.4 billion of unissued non-self liquidating general obligation bonds as of December 1, 2002.

   In 2002, the State Treasurer implemented a Strategic Debt Management Plan. A principal goal of this plan is to better match the timeframe for repaying debt for infrastructure projects to the useful life of the assets being funded. The plan also reduces debt service in fiscal years 2001-02 through 2003-04 by approximately $2.0 billion and is intended to increase the State's long-term debt capacity to finance California's infrastructure needs. These goals are to be achieved by: 1) shifting from level principal payments to level debt service payments for new bond issues; 2) restructuring existing debt to achieve significant one-time debt service reductions and to expedite the transition to level debt service payments; and 3) implementing recent legislation that authorizes the State to issue variable-rate debt for a portion of its general obligation bond portfolio.

   Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

   Bond Ratings. On December 2, 2002, citing the announcement of a projected General Fund budget gap of $34.8 billion for fiscal year 2004, Standard and Poor's lowered its rating on California's general obligation bonds from "A+" to "A." Also, on December 2, 2002, Fitch lowered its rating on California's general obligation bonds from "AA" to "A." Citing financial pressure since 2001, reflecting in part recessionary conditions and an unprecedented drop in personal income tax receipts, Fitch expects the effects of both the economy and the sharply reduced capital gains tax base to continue into 2003-04. On February 10, 2003, Moody's lowered its rating on California's general obligation bonds from "A1" to "A2." As the reason for its action, Moody's cited the magnitude of the imbalance between the State's revenues and expenditures, and the expectation that the State will not be able to sufficiently address the imbalance in the upcoming fiscal year.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Legal Proceedings. Pending or future legal proceedings may, if decided against the State, require the State to make significant future expenditures or may substantially impair revenues. The Sponsor is unable to predict what impact, if any, such proceedings may have on the Trust.

   Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

   Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

                              COLORADO RISK FACTORS

   General. Colorado became the thirty-eighth state of the United States of America when it was admitted to the union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the state's semiarid climate, water resource development, allocation, and conservation are ongoing issues for state management.

   The state maintains a separation of powers utilizing three branches of government - executive, legislative, and judicial. The executive branch comprises four major elected officials - Governor, State Treasurer, Attorney General, and Secretary of State. Most departments of the state report directly to the Governor; however, the Departments of Treasury, Law, and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with the number of terms limited in duration.

   The legislature is bicameral and comprises thirty-five senators and sixty-five representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant of these limitations is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

   The Judicial Branch is responsible for resolving disputes within the state, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by 256 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the state system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

   Economic Outlook. The tragic and brutal attack on the World Trade Center on September 11, 2001, caused immeasurable physical and mental suffering for the nation and Colorado. The attack also worsened the nation's and Colorado's economic problems. During the fiscal year 2001-02, Colorado's unemployment grew from 3.4 percent to 5.0 percent (after hitting a peak of 5.7 percent in February
2002). With the general constriction of the state economy, inflation was not a significant factor during Fiscal Year 2001-02. The Governor's Office of State Planning and Budgeting identified travel, tourism, technology, and telecommunications as the Colorado sectors hardest hit by the economic slowdown, but cited manufacturing and energy production as strong areas of the state economy.

   The Governor's Office of State Planning and Budgeting (OSPB) anticipates that the Colorado economy will remain on a slow growth path in 2002 and then will begin to strengthen in 2003. In predicting slow near-term growth, OSPB cites causes including the slow national economic recovery, the depth of the advanced technology recession, and the continuing impact of September 11 on travel and tourism. With respect to Colorado's major economic variables at June 20, 2002, the OSPB forecasts that: employment will decline .6 percent in 2002, resume modest growth of 2.3 percent in 2003, and accelerate to 2.9 percent by 2004; unemployment will average 5.2 percent in 2002, 4.8 percent in 2003, and decline to 3.8 percent by 2006; wages, salary, and total personal income growth will continue to be slow through 2002 then will increase through 2004; in-migration is expected to slow to 1.7 percent through 2006 after reaching 2.2 percent in 2001. The Denver-Boulder-Greeley inflation rate is forecasted to be 3.0 percent in 2002 and then average 3.7 percent annually by 2006.

   Revenues and Expenditures. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4 percent. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 3percent for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5 percent of Colorado personal income or (ii) 106 percent of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

   On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10 percent of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

   The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

   Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

   The Taxpayer's Bill of Rights ("TABOR"), Article X, Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year.

   State revenues subject to TABOR were $365.7 million below the Fiscal Year 2001-02 limit. In Fiscal Year 2000-01 those revenues exceeded the limit by $927.2 million. This represents a significant swing in state revenues. However, this change is not apparent on the financial statements because in prior years TABOR refunds were reported as reductions of tax revenues. With this treatment, when both the revenues and TABOR refunds decline from a surplus condition, there is no change in the reported revenue. Fiscal Year 2001-02 is the ninth year of state operations under the TABOR revenue limitations. With certain exceptions, the rate of growth of state revenues is limited to the combination of the percentage change in the state's population and inflation based on the Denver-Boulder CPI-Urban index. The exceptions include federal funds, gifts, property sales, refunds, damage recoveries, transfers, and qualified-enterprise-fund revenues. Revenues collected in excess of the limitation must be returned to the citizens unless a vote at the annual election in November allows the state to retain the surplus. TABOR also limits the General Assembly's ability to raise taxes, to borrow money, and to increase spending limits (including the six percent limit on General Fund expenditure growth). With the exception of a declared emergency, taxes can only be raised by a vote of the people at the annual election. Multiple year borrowings can only be undertaken after approval by a vote of the people at the annual election. The TABOR limits are calculated and applied at the statewide level without regard to fund type; however, the TABOR refunds have historically been paid from the General Fund. Therefore, the TABOR revenue, expenditure, debt, and tax-increase limitations are a significant factor in the changing fiscal health of the state's General Fund. In the first three years of operation under TABOR, the state did not exceed the revenue limitation. In Fiscal Years 1996-97 through 2000-01, state revenues exceeded the TABOR limitation by $139.0 million, $563.2 million, $679.6 million, $941.1 million, and $927.2 million, respectively. On the nonbudgetary financial statements, the state recorded a liability in the General Fund at June 30 for these amounts in each fiscal year. The state did not exceed the TABOR limits in Fiscal Year 2001-02; and therefore, no new TABOR liability was recorded during this fiscal year. However, a $48.9 million TABOR liability remains in the entity-wide and fund-level financial statements at year end. This liability represents the outstanding unrefunded TABOR liability from Fiscal Year 2000-01 plus an estimate of future excess refunds. In the past, when the amount of TABOR refund distributed exceeded the total liability for a specific fiscal year, the excess was treated as a reduction of current year sales tax revenue. In the current fiscal year, changing conditions resulted in a different treatment of excess TABOR refunds. The state ended the fiscal year without having distributed all of the prior years' TABOR refunds. In the current year, $69.6 million was refunded in excess of the Fiscal Year 1999-00 and Fiscal Year 1998-99 TABOR refund liabilities. This excess amount, net of the estimated $28.6 million future excess refunds, was offset against the outstanding liability for Fiscal Year 2000-01 which reduced it from $89.9 million to the $48.9 million shown in the financial statements. This treatment resulted in sales tax revenue and ending General Fund fund balance $41.0 million higher than if the excess liability liquidation had been offset against current year sales tax. It is estimated that the remaining $48.9 million will be disbursed in Fiscal Year 2002-03.

   Fiscal Year 2001-02 opened with a $61.6 million reduction in anticipated General Fund revenues setting a pattern of declining revenue expectations that continued throughout the year. By the end of the fiscal year, the General Fund revenue estimates had been reduced by $1.02 billion. The state's revenues were significantly impacted by national events. The General Fund ended the fiscal year with a cash deficit of $525.5 million.

   Total state revenues across all funds for the year ended June 30, 2002 were $10,744,905,000 and expenditures were $10,488,348,000.

   Debt Management. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

   Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

                            CONNECTICUT RISK FACTORS

   Connecticut (sometimes referred to as the State) is highly urbanized, with a 2001 population density of 707 persons per square mile, as compared to 81 for the United States as a whole and 223 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State's residents, historically among the highest in the nation, increased in every year from 1992 to 2001, rising from $28,409 to $41,931. However, pockets of significant unemployment and poverty exist in several of the State's most important cities and towns.

   Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 15.09% of total non-agricultural employment in Connecticut in 2001. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy. The average annual unemployment rate in Connecticut decreased from 7.2% in 1992 to 2.3% in 2000 but rose to 3.6% for the first half of 2002.

   At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000,
$80,500,000, $250,000,000, $262,600,000, $312,900,000, $71,800,000,
$300,400,000, and $30,700,000, respectively.

   The State's adopted budget for the 2001-2002 fiscal year anticipated General Fund revenues of $11,894,100,000 and General Fund expenditures of $11,894,000,000, with an estimated surplus of $100,000. As of September 30, 2001, the Comptroller had estimated an operating deficit for the 2001-2002 fiscal year of $301,700,000. At a special session of the Connecticut General Assembly in November, 2001, called by the Governor to respond to the State's projected deficit for that year, legislation was enacted to reduce deficit projections below 1% of anticipated General Fund expenditures. However, tax collections in subsequent months were lower than projected. On September 1, 2002, the Comptroller reported a deficit for the 2001-2002 fiscal year of $817,100,000. This deficit was met in part by a transfer of the $594,700,000 balance in the Budget Reserve Fund, and Economic Recovery Notes were issued to meet the remainder of the deficit on December 19, 2002.

   For the 2002-2003 fiscal year, the adopted budget anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. As of June 20, 2002, the Office of Policy and Management anticipated that the adopted budget for the 2002-2003 fiscal year would produce a gap of $590,000,000. On July 1, 2002, the Governor signed a bill passed at a special session of the General Assembly that was aimed at eliminating that gap through a combination of spending reductions and tax increases. Nevertheless, as of January 31, 2003, the Comptroller estimated a General Fund deficit for the 2002-2003 fiscal year of $628,300,000.

   A special session of the General Assembly called by Governor resulted in deficit mitigation legislation signed on February 28, 2003, aimed at reducing the projected deficit for the 2002-2003 fiscal year by a combination of revenue enhancements estimated by the Office of Policy and Management to equal approximately $485,000,000 and expenditure reductions so estimated to equal approximately $108,000,000. On May 1, 2003, the Comptroller estimated that a deficit of $101,000,000 would still result for the 2002-2003 fiscal year.

   Due to the deliberations of the General Assembly on the 2002-2003 fiscal year deficit mitigation plan, the Governor's budget proposal for the 2003-2004 and 2004-2005 fiscal years was delayed to March 4, 2003. The deficit mitigation legislation contained many elements that will strengthen the state's fiscal position over the biennium. The Governor's General Fund budget proposal for the 2003-2004 fiscal year assumes revenues of $12,477,000 and expenditures of $12,476,500, resulting in a projected surplus of $500,000. For the 2004-2005 fiscal year, the Governor's budget proposal assumes revenues of $13,026,700 and expenditures of $13,026,400, resulting in a projected surplus of $300,000. The Governor's proposed budget also includes a net increase in general obligation bond authorizations of $799,800,000 to take effect in the 2003-2004 fiscal year and $950,700,000 to take effect in the 2004-2005 fiscal year. These increases are in addition to $100,000,00 in the 2003-2004 fiscal year and $100,000,000 in the 2004-2005 fiscal year that are existing UCONN authorizations that take effect in such fiscal years.

   The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2002, the State had authorized direct general obligation bond indebtedness totaling $16,468,814,000, of which $15,102,913,000 had been approved for issuance by the State Bond Commission and $13,430,976,000 had been issued. As of November 1, 2002, net State direct general obligation bond indebtedness outstanding was $8,973,711,000.

   In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of November 1, 2002, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,066,600,000.

   The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2002, the State's outstanding obligation was $1,124,000,000, and the Commissioner of Education estimated that future additional grant obligations might total $2,800,000,000.

   The State's general obligation bonds are rated Aa2 by Moody's and AA by both Standard & Poor's and Fitch. As of August 22, 2002, Moody's and Standard & Poor's had each revised its credit outlook on such bonds from "stable" to "negative."

   The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action involving claims by property owners in one of the poorest towns in a regional school district asserting that the statutory formula for cost allocation among towns in such a district denies the plaintiffs equal protection because it requires all towns in the district to pay the same per-pupil charge, seeking to enjoin use of the statutorily mandated system and to require that a formula more favorable to the plaintiffs be devised; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes;
(vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (ix) a class action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs; (x) two sales and use tax refund cases involving claims of exemption for purchases by aircraft manufacturers of certain property used by them in conducting certain research and development activities; (xi) a purported class action on behalf of approximately 30,000 people, claiming that the Commissioner of the Department of Social Services has violated federal law by implementing a State statute reducing eligibility for Medicaid benefits to individuals with incomes of up to 100% of the federal poverty level, from incomes up to 150% of the federal poverty level, and seeking a continuation of benefits for a longer period of time than the State statute provides; and (xii) a purported class-action on behalf of laid-off State employees, alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys fees, and costs.

   As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court monitor the State's compliance with the 1996 Supreme Court decision. A hearing was held in April, 2002, and the case was settled early in 2003. Under the settlement agreement, the State will be required to open two new magnet schools in the Hartford area in each of the next four years and to substantially increase the voluntary interdistrict busing program in that area. The anticipated cost of compliance over the four-year period is $45,000,000.

   General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

   In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

   Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

                              FLORIDA RISK FACTORS

   Economic Outlook. As a result of decline in the economic climate in fiscal year ended June 30, 2002, the Florida Legislature acted to reduce appropriations in various areas from the original level. Even though the economy as a whole was weakened in the fiscal year ended June 30, 2002, housing starts spiked to a level of 175,000 units because of low interest rates. Because of this spike, total construction employment grew in the fiscal year. However, construction employment is expected to decrease in the coming year due to weakness in the commercial sector. Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. Transfer payments are typically less sensitive to the business cycle than employment income and act as stabilizing forces in weak economic periods.

     The economic climate of the State in fiscal year ending June 30, 2003 is expected to experience slow growth. Tourism, a cornerstone of the State's economic strength, is expected to rebound as additional efforts are put forth in advertising and travel incentives.

   The State's population is also expected to grow by 299,000 (1.8%) in fiscal year ending June 30, 2003. Population growth provides stimulus to the State's economic expansion.

   Florida's economy has continued to show its strength and resilience. Despite the devastation experienced during the September 11 attacks coupled with the recession, the State's economy is expected to recover. Although the possibility of a war looming in the horizon has dampened the economy from growing at a faster pace, the economic fundamentals remain strong. Such strength should provide impetus for the State's economy to achieve more sustained growth.

   Revenues and Expenditures. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures.

   As of the close of the fiscal year, the State's governmental funds reported a combined ending fund balance of $10.6 billion, with $4.5 billion reported as unreserved fund balance and the remaining amount of $6.1 billion reserved for specific purposes. The General Fund balance at June 30, 2002 totaled $3.3 billion, a decrease of $175 million during the fiscal year. The decrease is the result of the difference between an increase of $370 million of revenue sources exceeding expenditures and an adjustment to decrease the beginning fund balance by $544.7 million primarily for sales tax revenues recorded in the 2000-01 fiscal year rather than the 2001-02 fiscal year.

   Debt Management. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Debt Management. Section 11 of Article VII of the State Constitution authorizes the State to issue general obligation bonds and revenues bonds to finance or refinance the cost of state fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of the State and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The Division of Bond Finance of the State Board of Administration has the responsibility to issue all state bonds.

   Florida's outstanding general obligation bonds at June 30, 2001, totaled approximately $9.4 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

   Bond Ratings. Florida maintains a high bond rating from Moody's Investors Services (Aa2), Standard and Poor's Corporation (AA+) and Fitch, Inc. (AA) on all State general obligation bonds. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.

   Florida's 1997 tobacco settlement is expected to total approximately $13 billion over the initial 25-year period. As of June 30, 2002, the state has received approximately $3.3 billion from the settlement. The settlement anticipates that the state will use the funds for children's health care coverage and other health-related services and for mandated improvements in state enforcement efforts regarding the reduction of sales of tobacco products to minors.

   Each Florida Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

                              GEORGIA RISK FACTORS

   Each Georgia Trust is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters. The information provided herein is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Georgia.

   Economic Condition and Outlook. Measured by output, the U.S. recession began in the first quarter of 2001 and was over by the last quarter. Although down by a cumulative one percent in the first three quarters, gross domestic product (adjusted for inflation) increased by almost 3 percent in the fourth quarter. For the year ending June 30, 2002, U.S. output climbed by 2.2 percent and reached a level 1.6 percent higher than its pre-recession peak in the fourth quarter of 2000. In Georgia's economy, there was also easing and recovery. Personal income (adjusted for inflation) fell below its year-ago level in the third quarter of 2001. However, in the fourth quarter, it rose again. By the middle of 2002, Georgia's personal income had increased to a level 2.2 percent above that of a year earlier and, like U.S. gross domestic product, stood 1.6 percent above its pre-recession high. Despite revivals in growth in output and income, revenues flowing to the Georgia state government (the "State") in the fiscal year (FY) ending in June of 2002 showed no resurgence. Instead, collections by the State, about 90 percent from sales and income taxes, fell below year-ago levels in each of the twelve months of the fiscal year. At the end of FY 2002, consequently, net revenues were below those of FY 2001 by $684 million or 4.7 percent. Ostensibly, this decline was the first since a 3.4 percent drop in FY 1953. When price-adjusted, however, net revenues prove to have slipped below prior-year levels in eight of the recessions which occurred in the forty-nine intervening years. Nonetheless, the 6 percent decrease in the State's "real" revenues in FY 2002 was the largest decline since a 10 percent fall in FY 1975. Because the drop in revenues in FY 2002 occurred while tax-related activity in both the national and the state economies was strengthening, the malady currently emerging among states, "structural imbalance," perhaps had infected Georgia as well.

   For the year ending in June of 2002, Georgia's net earnings (adjusted for inflation) went up by 1.2 percent. While less than the corresponding gain in U.S. output of 2.2 percent, the choice of proxy is not of account. Rather, the principal reason for deviation is the exaggerated reduction of labor usage in Georgia as compared with the U.S. economy. Non-agricultural employment in Georgia slipped by 2.2 percent from middle 2001 to middle 2002 whereas that in the United States eased by only 1.0 percent in the same period. More telling, non-agricultural employment in Georgia in June of 2002 was 3.3 percent below its level at the boom's end in 2000. For the U.S., the decrease was just 0.1 percent. Importantly, the decline in Georgia was also the more pervasive. Except for government, employment in each of the state's major industries in June of 2002 had fallen below its level in June of 2001. The percentage decreases varied from 1.1 percent in manufacturing to 6.7 percent in transportation and public utilities. Unlike the gain in its U.S. counterpart, employment in services shrank as well. In the Metro-Atlanta area, which accounts for about 55 percent of the state's employment, the shrinkages were as much as 150 percent of those seen across the state. Whereas Georgia had been a national leader among the states in employment gains during the expansion of 1995-2000, it had by the middle of 2002 dropped precipitously to fiftieth or forty-ninth place in terms of growth in employments in retail and wholesale trade, services, transportation and public utilities, and in non-agricultural industries as a group.

   In total, the output gain in Georgia from June of 2001 to June of 2002 was lower than that for the United States in the same period. The deviation was a reflection of a more marked and pervasive decline in employment in Georgia and, it appears, of a slightly lower rate of gain in productivity in the state. The characteristics of the state's markets which could account for these divergences has not been investigated.

   Although the State reaches into the private economy of Georgia with a host of taxes and fees, roughly 90 percent of its net revenues are generated by taxes on sales and on income. Therefore, it is not surprising that net revenues would be aligned with gross state product and, even more closely, with personal income. Of course, the State's tax base is much narrower than either of these economic aggregates. Sales taxes are applicable, in the main, to durables and non-durables purchased by individuals and businesses; income taxes apply to the net incomes of households and businesses after exclusion of shielded amounts. Over the past thirty years, the relationship between net revenue and personal income has changed little. In fact, the ratio of revenues to income, an indicator of "tax stability", has varied between 6.4 percent (FY 1974) and 5.7 percent (FY 1992). In FY 2002, the ratio returned to the 5.7 percent lower bound of FY 1992. Significantly, revenues in FY 1992 had climbed by 1.4 percent, but, in FY 2002, they fell by 4.7 percent.

   Since the state's personal income climbed by 3.5 percent in FY 2002, the potential for spending out of current income also increased. Yet, sales taxes fell by 9.1 percent. Mostly to blame were slumping business purchases. In particular, spending on structures and on equipment and software fell in each quarter of the year. By the end of FY 2002, spending on structures had fallen by
18.7 percent and spending on equipment and software by 8.8 percent.

   Within personal income, net earnings rose by 2.5 percent in FY 2002 and wage and salaries advanced by 2.2 percent. Though current taxable incomes then increased, individual income taxes decreased by 3.0 percent. Of account, were sharp reductions in capital gains (not a part of personal income), higher refunds on weakened incomes in tax-year 2001, and lowered advance payments to cover expected tax liabilities in tax-year 2002.

   Debt Administration. The Georgia State Financing and Investment Commission, an agency of the State, is empowered by law to receive the proceeds from the issuance of State of Georgia general obligation and guaranteed revenue debt from the State, to provide the means for the proper application of the proceeds of such debt, and to establish the procedure for protecting the holders of such debt. Under the Constitution of the State of Georgia, the highest aggregate annual debt service for all outstanding general obligation and guaranteed revenue debt may not exceed 10 percent of the previous fiscal year's revenue collections. At June 30, 2002, outstanding general obligation debt issues of the State of Georgia totaled $6,058,295,000. Outstanding revenue bonds of certain blended and discretely presented component units totaled $1,564,190,657, of which $532,109,662 are guaranteed by the State of Georgia.

   Bond Ratings. State of Georgia general obligation bonds are currently rated as follows: Standard & Poor's, AAA (upgraded from AA+ on July 29, 1997); and Moody's, Aaa (confirmed on September 19, 2003). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Cash Management. The State's investment policy is to maximize the protection of State funds on deposit while accruing an advantageous yield of interest by investing the funds in excess of those required for current operating expenses. Cash is managed in pooled funds to maximize interest earnings. Types of investments are dictated by legislation and are reviewed quarterly.

   Risk Management. The State assumes substantially all risks associated with the following: Claims of covered employees for medical insurance and group life insurance benefits; Claims with respect to death or permanent disability of any law enforcement officer, fireman, or prison guard in the line of duty (limited to a five year disbursement totaling $75,000 or an immediate lump sum settlement of $65,221 per occurrence); Claims of covered employees for workers' compensation benefits; Claims of State employees for unemployment compensation benefits; Liability claims against employees of the University System of Georgia; and Liability claims in connection with abatement and removal of asbestos and other hazardous materials.

   The State also purchases commercial insurance coverage and self-insures to cover risks associated with the following: State owned real and personal property; Liability claims actionable under the law which parties may file against the State, its agencies, officials, employees or appointees; Liability claims against State authorities arising from their operations; and Honesty and faithful performance bonds on employees.

   Various risk control techniques are utilized to minimize accident-related losses. These techniques include safety inspections, assistance in establishing safety programs, training and certification of employees as American Automobile Association instructors, and maintenance of an extensive safety library.

                               KANSAS RISK FACTORS

   Generally. According to the Kansas Department of Human Resources Kansas Labor Market Information News Release for July 2002, employment in the State of Kansas for June 2002 was at its highest level since July 1999. Compared to June 2001, employment was up approximately 62,551. Modest gains were shown in most industries. The unemployment rate was 4.6 percent for June 2002 compared to 4.4 percent for last June and the seasonally adjusted national rate for June 2002 of
5.9 percent. The Kansas Department of Commerce and Housing reported for 2002 that Kansas' per capita personal income was $28,565 and ranked 36th of all the states. The national per capita personal income was $30,472 in 2001. The cost of doing business in Kansas is 92.0 when compared to the national average of 100.0. The University of Kansas Policy Research Institute reports in the Kansas Economic Outlook, dated June 2002, that job growth (persons employed) will be flat in 2002, as Kansas experiences a sluggish recovery, but will resume in 2003. Personal income will grow 2.2 percent in 2002 and 3.9 percent in 2003. These rates are down from the 5.2 percent increase in personal income during 2000, but are still in a range that will mean real personal income increases for Kansas.

   Revenues and Expenditures. During 1990, the Kansas legislature enacted legislation establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

   Estimates for the State General Fund are developed using a consensus revenue estimate approach. Pursuant to K.S.A. 75-6701, on or before each December 4 or each April 4, the Director of the Budget and the Director of the Legislative Research Department shall prepare a joint estimate of revenue to the State General Fund for the current and the ensuing fiscal year. If legislation is passed affecting State General Fund revenue, the two directors prepare a joint estimate of such revenue. If the two directors are unable to agree on the joint estimates, the Legislature must use the estimate of the Director of Legislative Research and the Governor must use the estimate of the Director of the Budget. (To date, the two directors have successfully reached agreement on these revenue estimates.)

   The latest consensus revenue estimates indicated a continued slump in the collection of state revenues for fiscal years 2003 and 2004. Due primarily to reduced revenues from personal and corporate income taxes in August 2002, the Governor initiated a $41 million decrease in the State General Fund budgets of state agencies. The Consensus Revenue Estimating Group met in November 2002 and further decreased revenue estimates by an additional $255 million for the remainder of fiscal year 2003. Estimates for fiscal year 2004, using fiscal year 2003 base expenditures, indicate a revenue shortfall of $350 - $858 million, depending upon funding levels by the 2003 Legislature for funding education, entitlement programs, statutory transfers, and the desired amount of the ending balance in the State General Fund.

   The focus of the state's governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year. As of the end of the current fiscal year, governmental funds reported combined ending fund balance of $1.3 billion, a decrease of $521 million in comparison with the prior year. Part of this fund balance is reserved to indicate that it is not available for new spending because it has already been committed 1) to liquidate contracts and purchase orders of the prior fiscal year ($903 million) or 2) for inventory ($21 million).

   The General Fund is the chief operating fund of the state. At the end of the current fiscal year, unreserved fund balance of the General Fund was $60.6 million, while the total fund balance reached $83.4 million. As a measure of liquidity of the General Fund, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 1.6 percent of total general fund expenditures, while total fund balance represents 2.3 percent of that same amount. The fund balance of the General Fund decreased by $480 million during the current fiscal year. This is a
85.2 percent decrease from the prior year.

   Debt Management. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. The total long-term bond debt obligations increased by $153 million during the current fiscal year. The key factor in this increase was the issuance of $141 million of Water Pollution Control revenue bonds Series 2001.

   The State of Kansas has no general obligation debt rating; however, in October 1998, Standard and Poor's assigned an issuer credit rating to AA+ to the State of Kansas.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the State's opinion, according to the State's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the State's financial position.

   Each Kansas Trust is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "Kansas Municipal Obligations"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

                              KENTUCKY RISK FACTORS

   Economic Condition and Outlook. After a decade of remarkable economic growth the economy slipped considerably in fiscal year 2002. The nation was in a recession. Real gross domestic product (GDP) declined for three consecutive quarters making it the worst performance since the recession of 1991. However, unlike the last recession, average GDP for the year stayed positive at 0.8 percent, because low interest rates managed to keep consumption relatively high. Real consumption for fiscal year 2002 was 3.0 percent, with the consumption of durables growing at a heady 8.4 percent. Incentives like zero-percent financing for cars and trucks during the second and fourth quarters of fiscal year 2002 resulted in a 16.2 percent increase in the consumption of light vehicles.

   The Kentucky economy was heavily impacted by the recession. Even though Kentucky's economic base had diversified over much of the 1990s, the strong reliance on manufacturing jobs hurt both employment and income. Total nonagricultural employment fell slightly in fiscal year 2002, and personal income was up just 3.4 percent compared to 5.6 percent in the previous year. The cause of Kentucky's dismal performance was the rapid drop in high-paying manufacturing jobs. Manufacturing employment saw a contraction of 4.9 percent in fiscal year 2002. (The increase in consumer purchases did not translate into increased manufacturing employment primarily because imports soared in the face of a strong dollar.)

   The outlook for both the national and state economies is for slight growth during the current fiscal year. Kentucky's nonagricultural employment is expected to increase by just 0.7 percent in fiscal year 2003, with personal income rising by 4.5 percent. Neither of these numbers represents the strong growth typically following a recession. This rather cautious outlook is due to the poor performance of the stock market, and the slight possibility of factors like war in the Middle East and high oil prices causing the recovery to be slower than normal.

   Major Initiatives. Fiscal year 2002 was marked by a series of revenue shortfalls and corresponding budget cutbacks reflecting a weak national economy that many national analysts believe may have dropped into recession. The Commonwealth of Kentucky, along with over 40 other states, was compelled to initiate spending reduction and budget cutback measures throughout the entire fiscal year. The first such reduction was implemented effective July 1 after the Consensus Forecast Group adopted a reduced revenue projection prompting budget cutbacks for fiscal year 2002 amounting to $326.7 million in the General Fund and $85.4 million in the Road Fund. Elementary and secondary education as well as postsecondary education and Medicaid were exempt from this initial round of cutbacks as a matter of policy. Authorized capital construction projects and local community development projects were similarly exempted - also as a matter of policy.

   The overriding policy goal adopted throughout the fiscal year - even as the Commonwealth coped with a series of shortfalls in the enacted budget - was to maintain government operations with the least amount of disruption possible. That goal was achieved in that no perceptible program cutbacks or service reductions were necessary. There were no layoffs of public employees and no across-the-board program cuts. Instead, the budget was balanced through a spend down of the Budget Reserve Trust Fund (the "Rainy Day" fund), through the transfer to the General Fund of accumulated balances and surpluses in non-General Fund accounts, and by selective cuts in administrative costs, a sharp curtailment of overtime, and a series of largely one-time reduction measures.

   The Consensus Forecasting Group was reconvened by the State Budget Director in October and re-estimated revenues translated into further budget cutbacks effected by a Budget Reduction Order in December resulting in an additional reduction of $200.1 million in the General Fund and $37.9 million in the Road Fund. Once again, elementary and secondary education were exempted from cutbacks, but Medicaid and postsecondary education became subject to a two percent reduction. Capital project activity remained in place.

   When the General Assembly convened in January in its regular biennial budget session, the Governor presented a recommended Executive Budget predicated on a gradual upturn in the state's economy and anticipated revenue collections expected to take place midway through the calendar year. Unfortunately, the General Assembly was unable to enact a budget for either the Executive or Judicial Branches within the timeframe permitted by the state Constitution due largely to a dispute over partial public financing of gubernatorial campaigns for the 2003 election cycle. Because the Commonwealth is constitutionally required to enact a balanced budget prior to July 1, the period coinciding with the commencement of the fiscal biennium, the Governor called the General Assembly into Special Session in late April. That Extraordinary Session ended May 1 without the enactment of Executive or Judicial budgets. As was the case during the Regular Session, the budgetary impasse stemmed almost wholly from a dispute over funding for partial public financing of gubernatorial campaigns. There remained very few significant differences between the House and Senate versions of the biennial Appropriations Bill. By late June, with the fiscal year nearing an end and no Legislatively-enacted budget on the horizon, the Governor issued an Executive Order setting forth a "Spending Plan" for fiscal year 2003 designed to keep the Executive Branch of government operational effective July 1- and until such time as the General Assembly reconvened in regular or special session and enacted a comprehensive Executive Branch budget. There was no precedent in Kentucky for such an action, but there likewise was no known precedent for a General Assembly to fail to enact an Executive Budget and Appropriations Bill prior to July 1.

   A few days later, the Chief Justice of the Supreme Court promulgated an Executive Order setting out a Spending Plan for the Judicial Branch of government in order to ensure that the Court of Justice continued to operate in the absence of Legislatively-enacted appropriations. Consequently, the Treasurer of the Commonwealth filed a lawsuit in Franklin Circuit Court in an attempt to determine whether "warrants" on the Treasury could be honored, based on the Spending Plans promulgated by the heads of the Executive and Judicial Branches of government. Immediately thereafter, the Spending Plans were challenged by representatives of leadership of the State Senate on the grounds that only the General Assembly was empowered to authorize appropriations, although it was acknowledged that the Governor has the power to spend for "essential" government functions. At the same time, in the last few days of the fiscal year, a third Budget Reduction Order was executed designed to conform total spending to actual receipts for fiscal year 2002. This amounted to an additional $155 million shortfall and accommodated through a combination of spending reductions, fund transfers, and the exhaustion of the state's Budget Reserve Trust Fund ("Rainy Day" Fund). Once again elementary and secondary education were spared from budget cuts. A few days after June 30, a final "technical" Budget Reduction Order was executed during the statutory closeout fiscal period precisely conforming actual spending to actual revenue receipts at year's end. This last action amounted to $5.3 million in General Fund dollars. Cumulatively, fiscal year 2002 revenue shortfalls and budget reduction actions totaled some $687 million for the General Fund - a nominal dollar record shortfall eclipsed, in percentage terms, only once in recent decades - by the still record reductions necessitated by the recession of 1982.

   Fund Highlights. As of the close of fiscal year 2002, the Commonwealth's governmental funds reported a combined ending fund balance of $2.42 billion, a decrease of $186.5 million in comparison with the prior year. Of this total amount, $1.23 billion represents the "unreserved fund balances" with majority being in the special revenue fund. Included in the $1.23 billion is a negative $36.0 million in the General Fund, $1.22 billion in the Special Revenue Fund, $316.6 million in the Debt Service Fund, leaving a negative $265.5 million in the Capital Projects Fund. The $1.22 billion represented by the Special Revenue Fund is roughly 8.2 percent of the total governmental fund expenditures for the year.

   Debt Administration. The amount of debt service for general bonded debt, the ratio of this amount to total expenditures for general governmental functions, and the amount of debt per capita are useful indicators to citizens, investors, and management regarding the Commonwealth's debt position. The data for 2002 is:
Debt Service (thousands)- $232,106; Ratio to Total General Governmental Debt-1.6%; and Per Capita General Bonded Debt $167. No general obligation bonds were authorized or outstanding at June 30, 2002.

   Cash Management. The Commonwealth of Kentucky's investments are governed by KRS 42.500 and KAR Title 200 Chapter 14. The State Investment Commission, comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and gubernatorial appointees of the Community Independent Banker's Association and the Kentucky Banker's Association, is charged with the oversight of the Commonwealth's investment activities. The Commission is required to meet at least quarterly, and delegates day- to-day investment management to the Office of Financial Management.

   At June 30, 2002, the Commonwealth's operating portfolio was approximately $3.7 billion in cash and securities. The composition of investments was as follows: U.S. treasury securities (18%); securities issued by agencies, corporations and instrumentalities of the United States Government, including mortgage backed securities and collateralized mortgage obligations (45%); repurchase agreements collateralized by the aforementioned (19%); municipal securities (5%); and corporate and asset backed securities, including money market securities (13%). The portfolio has a current yield of 3.00% and a modified duration of 1.43 years. Investment income through June 30, 2002 was $221 million versus $316 million the previous fiscal year.

   The Commonwealth's investments are categorized into four investment pools:
Short-Term, Intermediate-Term, Long-Term, and Bond Proceeds Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short-Term Pool consists primarily of General Fund cash balances and provides liquidity to the remaining pools. The Intermediate Pool represents Agency Fund investments, state held component unit funds and fiduciary fund accounts held for the benefit of others by the state. The Long-Term Pool invests the Budget Reserve Trust Fund and other funds deemed appropriate for the pool where liquidity is not a serious concern. The Bond Proceeds Pool is where bond proceeds for capital construction projects are held until expended for their intended purpose.

   The Commonwealth of Kentucky engages in selective derivative transactions. These transactions are entered into only with an abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The State Investment Commission expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over-the-counter treasury options, interest rate swaps, and more recently the purchase of mortgage-backed securities and collateralized mortgage obligations. The Commonwealth has used over-the-counter treasury options since the mid-1980s to hedge and add value to the portfolio of treasury securities. These transactions involve the purchase and sale of put and call options on a covered basis, holding either cash or securities sufficient to meet the obligation should it be exercised. The State Investment Commission limits the total option commitment to no more than twenty percent of the total portfolio of treasury and agency securities. Historically, actual commitments have been less than ten percent of the portfolio.

   The Commonwealth has had a securities lending program since the mid-1980s. The state is able to enter into either a principal relationship or an agent relationship. In a principal relationship the state reverses its treasury and agency securities in exchange for 102 percent of eligible collateral, marked to market daily. Eligible collateral is defined as securities authorized for purchase pursuant to KRS 42.500. In an agent program the agent lends the states treasuries and agencies, takes the cash received from the loan and invests it in securities authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent and the state. At the present time the state has entered into an agent agreement that has a guarantee of 10 basis points of the average market value of securities in the program.

   On September 28, 1995, the State Investment Commission adopted resolution 95-03, which re-authorized interest rate swap transactions in a notional amount not to exceed $200 million outstanding, using the International Swap Dealers Association, Inc. Master Agreementand applicable appendices. The Commonwealth engages in asset-based interest rate swaps to better manage its duration and to stabilize the volatility of interest income. Currently, the Commonwealth has no asset-based swap transactions outstanding.

   House Bill 5 of the First Extraordinary Session of 1997 was enacted on May 30, 1997. The Bill amended KRS 42.500 to authorize the purchase of additional investment securities with excess funds available for investment. The new classes of investment securities include: United States dollar denominated corporate securities, issued by foreign and domestic issuers, including sovereign and supranatural governments, rated in one of the three highest categories by a nationally recognized rating agency, and asset-backed securities rated in the highest category by a nationally recognized rating agency. KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker's Acceptances and Certificates of Deposit are limited to twenty-five million per issuer and a stated maturity of five years or less. Money market securities ranked A1-P1 or higher are limited to 20 percent of any investment pool when combined with corporate and Asset-Backed Securities, and must not exceed 25 percent of any investment pool. Asset-Backed must have a weighted-average life of not more than four years at the time of purchase. United States Agency Mortgage-Backed Securities (MBS) and Collateralized Mortgage Obligations (CMO) are also limited to a maximum of twenty-five percent of any investment portfolio. MBS must have a stated final maturity of ten years or less, with a weighted-average life of not more than four years at time of purchase. CMO must have a weighted-average life of four years or less at time of purchase.

   Risk Management. The Division of Risk Management (DRM) provides oversight and coordinates risk management and insurance responsibilities among various state agencies in accordance with KRS 42.0245. For the year ended June 30, 2002, the Division assisted in achieving a cash savings of $304,326 by obtaining lower bids from improved insurance bid specifications and by seeking broader markets. Risk exposures in the amount of $53,012,096 were eliminated for state agencies' properties that were either uninsured or underinsured. The Finance and Administration Cabinet insures property, computers, vehicles, telephones, fidelity bonds, and workers' compensation with a total insurance value of $462 million annually for a premium of $253,000.

   New risk management initiatives fully implemented for the year included initiating a computer application to standardize the identification of state insured buildings for tracking methods of both the Department of Insurance and the Finance and Administration Cabinet. This initiative provides more current property appraisals and expedites claims analysis. Currently, the Commonwealth's two major self-insurance programs include the State Fire and Tornado Insurance Fund for property and casualty coverage and the State Self-Insurance Fund for Workers' Compensation benefits. The Finance and Administration Cabinet, in accordance with KRS 45A.022, purchases insurance policies to transfer to insurance companies other financial and catastrophic risks for various state agencies. One such coverage is the vehicle liability insurance policy, which insures 10,609 vehicles for an annual premium of $3,094,104. As of June 30, 1999, the Commonwealth terminated the self-insured Kentucky Kare program and offered coverage for health benefits through competitive bidding with the private health insurance markets. The Commonwealth expended $558 million for health insurance for the calendar year 2001.

   The State Fire and Tornado Insurance Fund, created in 1936, insures publicly owned buildings and personal property, including computers, against loss from fire, windstorms, hail, explosions, floods and earthquakes. All state agencies are required to secure insurance from the Fund against these perils. Earthquake and flood coverage for all state facilities are available as additional insured perils in the Fund. The Fund, in accordance with KRS 56.070, is comprised of an appropriation level of $5 million combined with premiums charged to state agencies and universities. By statute, the Fund must have a reserve of $5 million at the close of each fiscal year. Current Annual premiums of $6,474,405 insure $7,723,945,499 in property assets for 6,800 facilities throughout the state. Computers, telephones, fine arts and other insured assets total $930,569,808. All losses are reinsured to limit fund liability to $500,000 for any one loss to each subject risk. The premium for reinsurance is $3,839,250, a 183 percent increase from the previous fiscal year. For the year ended June 30, 2002, the Fund paid 293 claims in the amount of $1,464,631.

   The State Self-Insured Workers' Compensation Trust Fund, established in 1979, provides workers' compensation coverage for state employees. At June 30, 2002, the State program had assets of $14.3 million and an unreserved accumulated deficit of $78.4 million. Premium income for the fiscal year totaled $13.6 million, and the unreserved accumulated deficit increased $14.5 million or 22.6 percent from the previous fiscal year. The Fund carries reinsurance coverage for large individual or incident claims of $5 million, with limits of $10 million. The amount of claims paid for the fiscal year was $25.0 million, which is $7.8 million less than fiscal year 2001. The Transportation Cabinet has a separate self-insured workers' compensation fund for its employees. As of June 30, 2002, the Fund has a claim liability of $21.2 million. Total claim payments for the year were $3.5 million. The fund carries reinsurance coverage for claims exceeding $1 million, with limits of $10 million.

                             LOUISIANA RISK FACTORS

   Economic Outlook. Located on the Gulf of Mexico and bounded by Arkansas, Texas and Mississippi, Louisiana occupies a land area of 43,411 square miles and serves a population of 4,468,976.

   The State provides a variety of services to citizens including education, health care, public safety, road and highway development and maintenance, and recreation. These services are financed primarily through taxes, fees, mineral royalties and federal revenues, which are accounted for by various funds (general fund, special revenue funds, capital project funds, etc.).

   Major industries in Louisiana include agriculture, fishing, and processing of mineral resources. The State leads the nation in the production of salt and sulfur and ranks high in the production of crude petroleum, natural gas, and natural gas liquids. The State rapidly industrialized in the 1960's and 70's and has giant oil refineries, petrochemical plants, foundries, and lumber and paper mills. Four of the ten busiest U.S. ports are located in Louisiana along the lower Mississippi River (New Orleans, South Louisiana, Baton Rouge, and Plaquemines).

   The past two years have not been particularly kind ones for the Louisiana economy. A weak national economy, sometimes weak energy prices and a lackluster international market have combined to keep the economy's employment growth rate under 1%. The "drivers" of the State economy are expected to be more positive over 2003 and 2004 due to projections for the U.S. economy's growth rate to return to the 3.5% range and interest rates expected to rise slightly but remain low. Louisiana firms that export a significant portion of their sales should benefit from a decline in the exchange value of the dollar. Oil prices are projected to average $24-$26 a barrel, accompanied by an expected rise in natural gas prices by 2004.

   It is projected that non-agricultural wage and salary employment within the State will expand by 44,700 jobs over the next two years. Employment is expected to increase by 1.0% and 1.3% respectively in 2003 and 2004.

   The growth rate for the next two years will be arrested somewhat by problems in the largest manufacturing section of the State - chemicals. The chemical sector has been hammered by a combination of (1) poor domestic demand, (2) poor export demand and (3) high natural gas prices, which the industry uses as both a feedstock and boiler fuel. The first two factors will improve for the industry, but high gas prices will remain a significant problem and may result in further layoffs in this sector.

   While the chemical and industrial construction sectors will act as a drag on the economy over 2003-04, other areas such as the following will provide a boost: (1) high energy prices, especially natural gas prices, (2) transportation equipment manufacturing will be a major generator of new jobs in manufacturing,
(3) after two lackluster years, the retail trade sector should begin generating nearly 10,000 new jobs for the State, and (4) nearly 7,000 new jobs are expected in the government sector over 2003-04.

   Revenue and Expenditures. The Louisiana Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the Legislature and given constitutional status in 1990 (Article VII, Section 10 of the State Constitution). The Conference was established to provide an official forecast of anticipated state revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(E) of the State Constitution. In developing the official forecast, the Conference can only consider revenues that are projected to accrue to the state as a result of laws and rules enacted and in effect during the forecast period. The Conference is prohibited from including revenues which would be raised by proposed legislation or rules. During the 1990 Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties or responsibilities which are currently provided by statute.

   The General Fund is the chief operating fund of the State. At the end of fiscal year 2002, the General Fund had a deficit unreserved fund balance of $34 million compared to a published surplus of $27 million in fiscal year 2001. Although the unreserved fund balance of the General Fund declined, the total fund balance of the General Fund increased by $52 million during the current fiscal year. General Fund revenues and expenditures increased during the fiscal year by $761.6 million and $3.1 billion, respectively. The revenue increase was due mainly to additional funding from the federal government for nursing homes in the State as well as other increased federal funding.

   During the year, $252 million in new general obligation debt and $194 million in revenue bonds were issued, which increased the bonded debt by $197 million. Some of this revenue bond debt can be attributed to the new construction of State office buildings in downtown Baton Rouge ($151 million) while the rest was issued for local projects.

   Debt Management. The Louisiana Constitution of 1974 provides that the state shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature.

   Louisiana Revised Statutes (LRS) 39:1365(25) limits the legislative authorization of general obligation bonds and other general obligations bonds and other general obligations secured by the full faith and credit of the state by prohibiting total authorized bonds from exceeds an amount equal to two times the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years prior to such authorization. The bond authorization limitation is $19,585,399,000. The total general obligation bonds authorized is $2,00,590.000 at June 30, 2002, or 10.21% of the bond authorization limit. LRS 39:1402(D) limits issuance by the Louisiana State Bond Commission of general obligation bonds or other general obligations secured by the full faith and credit of the state. The general obligation debt issuance limitation is $979,270,000.

   During fiscal year 2002, $252 million in new general obligation debt and $194 million in revenue bonds were issued, which increased the bonded debt by $197 million. Some of this revenue bond debt can be attributed to the new construction of State office buildings in downtown Baton Rouge ($151 million) while the rest was issued for local projects.

   Bond Rating: As of August 2003, State of Louisiana general obligation bonds have been given the following ratings: Standard & Poor's Ratings Services, A; Moody's Investors Service, Inc., A2; and Fitch IBCA, Inc., A. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Louisiana issuers may be unrelated to the creditworthiness of obligations issued by the State of Louisiana, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Louisiana Trust is susceptible to political, economic or regulatory factors affecting issuers of Louisiana municipal obligations (the "Louisiana Municipal Obligations"). These include the possible adverse effects of certain Louisiana constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Louisiana and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Louisiana or contained in Official Statements for various Louisiana Municipal Obligations.

                               MAINE RISK FACTORS

   Generally. Maine's economy is based in large part on the its natural resources--fishing, farming, forestry and tourism. The nature of these industries has meant that a significant portion of the state's employment opportunities are seasonal and overall earnings lag behind national averages. One of Maine's greatest impediments to faster economic growth is slow population gains.

   In Maine, while retail sales are doing fine, and real estate and residential construction show continued strength, employment growth has been near zero. Payroll employment growth for the first 10 months of the 2002 was only 0.1%, with manufacturing jobs declining by nearly 6,000. Taxable retail sales through September 2002 were up 4.5%, as compared to 2.1% growth in all of 2001, and 3.2% in 2000. Unemployment (seasonally adjusted) was only 4.1% in October 2002, versus the 5.7% U.S. rate. The Maine unemployment rate has hovered around 4% for the past year and a half.

   Housing permits in the state are at their highest level since 1989. Existing home sales are still strong, ranging near 40,000 units per year rates over the past 2 years. Residential construction contract awards were in record high territory throughout 2002. However, bankruptcies continue to hover near record high levels. The TANF (Temporary Assistance to Needy Families) caseload has been rising since mid-2001, while the Food Stamp caseload has been increasing since mid- 2000.

   In sum, while consumers have kept the Maine and national economies growing, they are beginning to feel the strain. In calendar year 2001, the State of Maine ranked 36th in terms of per capita income with $26, 723, versus the national average of $30,472.

   Revenues and Expenditures. The state operates under a biennial budget which is formulated in even-numbered years and presented for approval to the Legislature in odd-numbered years. Each fiscal year of the biennium encompasses the period July 1 through June 30. Originally, Maine's total budgeted revenue for the 2002-2003 biennium was $5,146,700,000. Total appropriations for the same biennium were $5,303,300,000.

   As a result of an unexpected shortfall in General Fund revenue in the 4th quarter of fiscal year 2001-02 and the necessity of using the Maine Rainy Day Fund to balance the budget, the General Fund began fiscal year 2002-03 with no unappropriated fund balance. In August 2002, the Revenue Forecasting Committee reprojected General Fund Revenue downward by $148.2 million. With this reprojection and the fact that balancing fiscal year 2002-03 relied on transfers from the Rainy Day Fund, the General Fund faced a shortfall of approximately $248 million. Maine's Legislature convened in a special session in November 2002 and enacted Public Law 2001, chapter 714 to resolve the shortfall. The law became effective February 13, 2003.

   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

   The State of Maine's general obligation bonds are currently rated as AA+ by Standard & Poor's Ratings Services, AA+ by Fitch IBCA, Inc. and Aa2 by Moody's Investors Service, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the state of Maine, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Maine Trust is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations (the "Maine Municipal Obligations"). These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Maine or contained in Official Statements for various Maine Municipal Obligations.

                              MARYLAND RISK FACTORS

   Maryland's Economy. Prior to September 11, Maryland's economy was holding up extremely well given the state of the national economy. Employment growth had slowed substantially, with a year-over-year increase of 0.5% in September, down from a rate of 2.1% in February. Nonetheless, unemployment remains at historically low levels and, from October 2000 through July 2001, was exhibiting a downward trend while U.S. unemployment was generally increasing. By most other measures, Maryland has outperformed the nation over the past twelve months, and looked to have much better near-term prospects than the country as a whole. While the terrorist attacks and their aftermath have lowered expectations for the State, they have not changed the fact that the State's economy is well positioned for the next two years and should continue to show strong performance relative to the rest of the country.

   Maryland has performed better than the rest of the country for several reasons. The nationwide slowdown was led by the manufacturing sector, which is roughly half the size in Maryland as nationally, and Maryland manufacturers have fared better than their counterparts across the nation. Employment in this sector was down 3.4% in September from year-ago levels, compared to a nationwide decline of 5.3%. Another reason Maryland outperformed the nation is that Maryland is a high-income state, and almost certainly a high-wealth state as well. In every year from 1990 to 2000, Maryland had the sixth-highest per capita income in the nation. Personal income grew at an annual rate of 6.8% in the first quarter of 2001, compared to 6.1% nationwide. The disparity is even more striking when looking at wage and salary income; growth in Maryland was 8.5% in the first quarter, more than one full percentage point better than the 7.3% growth nationwide. The net effect is that Marylanders are much more likely to possess the ability to withstand a job loss, at least for a short time, and, therefore, have much less reason to cut back on spending, which would further weaken the economy. September 11 has not as yet produced a significant change to this calculus. The slowdown pre-September 11 had just reached Maryland over the summer of 2001, and while it will now be a more pronounced slowdown, it will not change the relative position of Maryland.

   Located as it is near the nation's capital and in the midst of the Bos-Wash megalopolis, however, Maryland's current position could evaporate overnight if terrorists were to strike in the region again. While the outlook is gloomier than it was before September 11, growth in employment is expected to continue in Maryland. Nonagricultural employment growth will slow from 2.7% in 2000 to 1.0% in 2001, further declining to 0.5% in 2002. Employment will bounce back strongly in 2003, with growth estimated at 2.3%. The slowdown or recession seems likely to affect Maryland much less severely than that of the early 1990s.

   Employment in Maryland's manufacturing sector continues to decline, with September 2000 manufacturing employment the lowest since January 1996. The short-term outlook continues this decline with decreases in employment through 2002. The long-term outlook is slightly better with small increases in employment in 2003 and 2004, however Maryland will continue to lag behind the nation in this sector. The finance, insurance and real estate (FIRE) sector has been affected by several developments over the past year, though none was particularly unexpected. First and foremost, the continued decline in the stock markets has taken a toll on earnings, morale and, in some cases, jobs. An ongoing process of mergers and restructuring brought about in part by the repeal of the Glass-Steagall act continues apace, and the impact of service delivery through the internet continues to evolve. Employment in the sector declined by 0.9% in 2000, following two years of nearly 3% growth. Prior to September 11, the FIRE sector seemed likely to weather the economic slowdown in general, and the slumping stock market and declining interest rates in particular, without experiencing a contraction. Following September 11, however, the outlook is more pessimistic. Growth in 2001 is estimated at 1.3%, before declining by 0.2% in 2002.

   Maryland's economy, as that of many states, is increasingly dominated by services. In 1990, service employment accounted for 28.7% of total employment in the State. Ten years later, services accounted for over 35% of Maryland employment. Although the service sector has jockeyed back and forth with construction as Maryland's fastest growing industry over the past six years, this sector has been a much more stable performer and has added over six times the jobs that the construction sector has. In fact, of the 280,000 jobs created in the State since 1990, over 236,000 of them have been created in the service sector.

   Employment in the public sector continues to grow in Maryland, although the proportion of public employment to private employment has been slipping. Public employment now stands at approximately 18.3% of all employment in the State, the second largest sector of the economy after services, and just slightly larger than the retail sector. The proportion of Maryland jobs in the public sector remains higher than the national average of 15.6%. Total growth in government employment is expected to be slightly less than 1% through 2003. Local government employment will continue to grow rapidly through 2001. Education accounts for roughly half of local government employment, and demand for teachers remains strong. The growth in local employment has been constrained by the inability to construct classrooms and hire qualified teachers as rapidly as they are needed. Growth in local government employment is expected to continue, but at a slower rate in 2002 and 2003. Likewise, State employment has continued to grow, but growth will slow in the coming years. It is expected that State employment will remain stable through 2002 and will increase slightly in 2003.

   Revenues and Expenditures. Revenues of the general governmental functions (excluding capital projects) totaled $17,601,001,000 for the fiscal year ended June 30, 2001. This represents an increase of 8.9% over revenues for the fiscal year 2000. Income tax, the largest source of revenue, produced 32.6% of general governmental revenues compared to 32.3% last year. Individual and corporate income tax totaled $5,249,066,000 and $492,598,000 respectively, representing an increase of $444,667,000 and $73,257,000, compared to the prior year. The individual income taxes increased 9.3% due to continued increases in jobs, wages and capital gains while corporate income tax revenues increased by 17.5% reflecting increases in productivity and strong gains in corporate profitability. Sales and use taxes increased $148,572,000 or 5.9% over the previous year primarily due to the strong economy and to an overall increase in sales of goods to the communication utilities. Other taxes increased by $86,372,000 or 6.3% primarily due to an increase in the electric surcharge from the deregulation legislation on the sale of electricity and, also to an increase in insurance activity and estate taxes. Charges for services increased $81,995,000 or 10.3% over the previous year primarily due to increased revenues from transportation services of the BWI Airport, Mass Transit Administration and the Maryland Port Administration and the recording of revenues in the local departments of health not previously recorded. Due to the strong economy, the State had more funds to invest. As such, interest income grew 59.5% for an increase of $105,893,000. In addition, Federal revenue to the State grew 12.0% for an additional $477,348,000 of federal assistance. The increase of federal revenues was primarily due to increases to Medicaid and Children's Health programs as well as increased funding and new grants provided to the State Department of Education. Other revenues increased $23,919,000 or 24.6% over the previous year primarily due to an increase in abandoned property revenues and miscellaneous revenues of the State Highway Administration.

   Expenditures for public safety and judicial services increased $97,304,000 or 6.8% over the previous year primarily due to new program initiatives, increased staff support for the Juvenile Justice Youth Centers and increased funding for the State Police's Retirement System and salaries. Housing and Community Development expenditures increased $17,798,000 or 17.1% over the previous year. This increase is primarily due to increased funding for housing finance programs and neighborhood revitalization. Expenditures for agriculture increased $16,438,000 or 27.6% over the previous year primarily for agricultural land preservation, cost share grants for the control of erosion and animal wastes and crop conversion for tobacco farmers. Intergovernmental expenditures increased $83,994,000 or 9.4% over the previous year due to increases in distributions to the local subdivisions from revenues collected by the Clerks of Courts. Capital outlays for transportation expenditures increased $238,550,000 or 25.2% over the previous year primarily due to increases in costs for the Washington Metropolitan Area Transit Authority and State Highway projects. Operating transfers in to the general fund from capital projects, enterprise funds (State Lottery Agency, Economic Development - Insurance Programs, and Economic Development - Loan Programs) and component units (Maryland Industrial Development Financing Authority, Stadium Authority and higher education) totaled $425,289,000. This represents a decrease of $1,154,000 from the previous year. This decrease is due primarily to decreased interest earnings in the capital projects fund. Operating transfers out from the general fund to capital projects, enterprise funds, and higher education and proprietary component units totaled $1,546,288,000. This represents an increase of $336,585,000 over the previous year. This was primarily due to increased funding for higher education and pay-as-you-go capital projects.

   The fund balance for the general fund at June 30, 2001 was $2,456,605,000 representing an increase of $86,538,000 over the previous year's balance. The fund balance for the general fund has shown a pattern of continuous and substantial increases during the last seven years although this year's increase was not as great as prior years'. Management of financial resources is exercised through the legally mandated budgetary system of the State. The budgetary general fund balance at June 30, 2001, reflected a total fund balance and an undesignated balance of $1,776,881,000 and $191,029,000 respectively. The special revenue unreserved fund balance of $400,957,000 decreased $17,357,000 from the preceding year. This was primarily due to increased expenditures for transportation programs and related capital outlays. The debt service unreserved fund balance of $117,127,000 increased $18,577,000 from the previous year.

   Debt Management. Maryland's general obligation bonds have been rated Aaa by Moody's Investors Service and AAA by Standard and Poor's and Fitch Investors, Inc., for a number of years. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   In addition to the general obligation bonds, there are outstanding limited obligation bonds of the Department of Transportation and the Maryland Transportation Authority of $652,510,000 and $300,576,000 respectively, at June 30, 2001. Debt service on the Department of Transportation bonds is provided principally from excise taxes levied by statute. Debt service on the Maryland Transportation Authority bonds is payable from revenues of Authority projects. As of June 30, 2001, the outstanding capital lease balance was $236,857,000. The State is also ultimately responsible to pay certain debt of the Maryland Stadium Authority and the Maryland Environmental Services, via capital leases with these component units. The total of these capital lease obligations is $298,472,000. Self-supporting revenue bonds outstanding at June 30, 2001, amounted to $3,938,804,000. This represents an increase of $182,564,000 from the prior year. As of June 30, 2001, long-term obligations for accrued leave of $198,639,000 represent the value of accumulated earned but unused leave in the general long term debt account group. The general long-term obligations for unpaid self-insurance claims totaled $154,217,000. Maryland tax supported debt outstanding as a percent of personal income remains below the Capital Debt Affordability Committee Criteria Standard of 3.2% of personal income.

   Each Maryland Trust is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Maryland and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

                           MASSACHUSETTS RISK FACTORS

     The Trust will invest primarily in obligations issued by or on behalf of the Commonwealth of Massachusetts, political subdivisions thereof, or agencies or instrumentalities of the Commonwealth or its political subdivisions. The Trust is therefore susceptible to general or particular political, economic, or regulatory factors that may affect issuers of such Massachusetts Investments. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information may not be applicable to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of the Commonwealth and certain of its agencies or instrumentalities in connection with the issuance of securities, and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

     The Massachusetts Economy. Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment and a relatively diversified economy. In 1999 and 2000, the economies of both the Commonwealth and the region grew at a faster pace than the nation as a whole. However, both the U.S. and Massachusetts experienced slower growth in 2000 than in 1999, while New England's growth accelerated. Since 1994, the unemployment rate in Massachusetts has been below the national average, declining from a peak of 9.1% in 1991 to a low of 2.6% for 2000. The Commonwealth has recently reported average annual unemployment of 3.7% for 2001 and 5% as of November 2002. Real per capita income levels in Massachusetts have increased faster than the national average between 1993 and 1997. In 1999 Massachusetts had its highest per capita income growth in 15 years, exceeding the national growth rate by 1.6 percentage points. In 2001, nominal and real income in Massachusetts and the United States has shown a slight decline.

     Massachusetts possesses a diversified economic base which includes traditional manufacturing, high technology and service industries, served by an extensive transportation system and related facilities. As of November 2002, the Massachusetts service sector, at approximately 37% of the state's non-agricultural work, is the largest sector in the Massachusetts economy. Government employment represents approximately 13.2% of the Massachusetts work force. From 1998 to November 2002, the manufacturing sector in Massachusetts has experienced a decrease in employment, with other sectors posting modest gains. From November 2001 to November 2002, virtually all sectors of the Massachusetts have experienced a decline in employment.

     State Finances. From 1992 to 2001, the Commonwealth accumulated a stabilization Fund of approximately $1.7 billion, with the most dramatic increases occurring in fiscal 1998 through 2000. Since fiscal 2001, the Commonwealth has drawn down this stabilization fund to an estimated $338 million for fiscal 2003, in order to address budget shortfalls.

     In November 2002, the Commonwealth elected a new Governor, W. Mitt Romney, who took office in January 2003. Since taking office, the Romney administration began projecting a budget shortfall in fiscal 2003 of approximately $650 million. In January 2003, the Governor sought and obtained expanded powers from the legislature to reduce allotted spending across state government, with certain exceptions. Under these expanded powers, the Governor gained, among other things, authority to reduce local aid payments to cities and towns, and pursuant to this expanded authority, the Governor announced $343 million in allotment reductions and other savings initiatives, including a reduction in local government aid and lottery distributions to cities and towns of approximately $114 million.

     On February 26, 2003, the Governor released his budget proposal for fiscal 2004, constituting a balanced budget as required by state finance law. The total budgeted amount is approximately $396 million, or 1.8% higher than estimated total spending in fiscal 2003. However, the proposed fiscal 2004 budget includes activities of funds that are not counted in budgeted operating funds for fiscal 2003; after adding those items to fiscal 2003 spending for comparability, the growth in fiscal 2004 is approximately $124 million, or 0.5%. As part of this proposed budget, Massachusetts cities and towns have been advised to expect substantial further reductions in local aid and other transfers to support local spending. Limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue generating capacity of the Commonwealth and its local governments and, combined with anticipated decline in transfers to support local spending, the ability of the issuers of the bonds to satisfy their obligations.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions located in the Commonwealth. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds, the market value or marketability of the bonds or the ability of the respective issuers of the bonds acquired by the Trust to pay interest on or principal of the bonds.

                              MICHIGAN RISK FACTORS

   Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990 and to 14.9 percent in 2000, durable goods manufacturing still represents a sizable portion of the State's economy.

   In January 1998, Standard & Poor's raised its rating on the State's general obligation bonds to "AA+" and in September, 2000, raised the rating to "AAA". In March 1998, Moody's Investors Service, Inc. raised the State's general obligation bond rating to "Aa1" and in October, 2000, raised the rating to "Aaa". In April, 1998, Fitch IBCA, Inc., raised its rating on the State's general obligation bonds to AA+.

   The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. In addition, as described in the State's comprehensive annual financial report on file with the Nationally Recognized Municipal Securities Information Repositories, the State is party to a number of lawsuits and legal actions, some of which, if determined adversely to the State, could have a materially adverse impact on the State's finances.

   In recent years, the State of Michigan has, except as described below, reported its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1997-2001 with its general fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health ("DCH"). Over a ten-year period, DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. As a result, the General Fund balance (reserved and unreserved) for the "fiscal year" ended September 30, 1997 was reduced by $154.1 million from $1,047 million to $893.1 million to account for the corrections of the prior period error. The ending fund balance (reserved and unreserved) of the General Fund at the end of the 2000-01 fiscal year was $1,908.5 million. The unreserved fund balance of the General Fund for at the end of the 2000-01 fiscal year was $28.1 million. The unreserved fund balance of the Budget Stabilization Fund at the end of the 2000-01 fiscal year was $944.2 million.

   Consistent with the down-turn in the national economy, the State has been experiencing an economic slow-down, which has resulted in reductions in anticipated State revenues. On November 6, 2001, the State Legislature completed required approvals of an executive order presented by the Governor which reduced 2001-2002 appropriated State expenditures by approximately $540 million. The State Legislature also appropriated transfers from the Budget Stabilization Fund to avoid a deficit as of September 30, 2001 and September 30, 2002. These transfers reduced the balance in the Budget Stabalization Fund to approximately $145 million at September 30, 2002, and it is expected that the fund will reach a zero balance by September 30, 2003.

   In December of 2002, the Governor proposed and the legislature approved cuts of $462.9 million on the 2002-03 fiscal year general fund budget, including cuts of approximately 2.0% in the public university appropriations and 3.5% in state revenue sharing to local municipalities. The impact of the reduction on local units of government will vary depending on, among other factors, the percentage of their own budgets which comes from revenue sharing.

   On January 14, 2003, the State's revenue estimation conference predicted additional 2002-03 fiscal year shortfalls of approximately $143 million in the general fund and approximately $134 million in the school aid fund. In response, the Governor proposed executive order cuts in state payments to local school districts of $134 million and cuts in general fund expenditures of $158.3 million, including an additional 1.5% cut in funding for the State's public universities.

   On May 13, 2003, the State's Revenue Estimating Conference projected further revenue reductions in the School Aid Fund of $91.9 million in the current 2002-03 fiscal year, and $105.7 million in the 2003-04 fiscal year, in each case from the estimates made in January of 2003. The May 13 Conference projected 2002-03 General Fund revenues at the same level as the January 2003 projection. Funds were moved from available reserves to cover the projected reduction in the School Aid Fund, in order to avoid further reductions to local school districts late in their fiscal years. Additional reductions or deferrals may become necessary in the 2002-03 State fiscal year if revenues in the last months of the fiscal year do not match the May projections.

   In July and August of 2003, the State's legislature passed and the Governor approved, with certain line-item vetoes, the 2003-04 budgets for the various departments and funds of the State. These budgets were structured to close a projected $1.7 billion gap between revenues and expenditures. Included in these budgets are a restoration of the basic K-12 public school foundation grant to the original 2002-03 levels, but with a reduction in or elimination of certain categorical grants to school districts, a further reduction from the revised 2002-03 appropriations for most of the State's public universities, and a three percent reduction in revenue sharing to the State's municipalities. Additional expenditure reductions or revenue enhancements may become necessary during the course of the 2003-04 fiscal year if revenues are not received at the currently projected levels.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. In order to comply with this requirement, the State refunded approximately $113 million through income tax credits for the 1995 calendar year.

   On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation under various economic conditions which may occur in the future cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

   In addition, the State Legislature in 1995 adopted a package of state tax cuts, including the 1998 repeal of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in single business tax. Legislation was enacted that will reduce the personal income tax rate from 4.4 percent to 3.9 percent over a period of years. Beginning in Year 2000, the rate will be 4.2%; 2001, 4.2%; 2002, 4.1%; 2003, 4.0%; beyond, 3.9%. The single business tax will be totally repealed by 2010.

   Although all or most of the Bonds in the Michigan IM-IT Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

   The Michigan IM-IT Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

                             MINNESOTA RISK FACTORS

   Economic Outlook. Minnesota's economy turned in a mixed performance during the 2002 fiscal year. At the close of the 2002 fiscal year, Minnesota's unemployment rate was 4.0 percent, 1.9 percentage points lower than the U.S. average of 5.9 percent, but 0.4 percentage points above the state's unemployment rate at the end of fiscal 2001. During that same period, the U.S. unemployment rate had increased by 1.3 percentage points. Personal income grew at an annual rate of 2.2 percent, barely above the 2.1 percent growth rate observed nationally.

   Payroll employment in Minnesota fell by 1.1 percent during the 2002 fiscal year, well above the U.S. average drop of 0.8 percent. In calendar year 2001, per capita personal income in Minnesota was $33,101, 8.6 percent above the national average. Minnesota ranked 7th among all states in personal income per capita in 2001. In calendar 2000, Minnesota ranked 9th, and was 8.4 percent above the U.S. average.

   The unemployment rate in Minnesota has remained low, but there has been weakness in payroll employment dispersed throughout the state's economy. Manufacturing employment fell by 12,000 jobs during the fiscal year, while employment in the transportation communications and utilities sector fell by almost 10,000 jobs.

   Employment in the retail sector fell by 7,000 jobs, and in the services sector, the fastest growing sector for some years, employment grew by less than 1,000 jobs. Although the decline in manufacturing in Minnesota was slightly less severe than that observed for the rest of the nation, the decline in manufacturing employment over the past two years has brought Minnesota manufacturing employment down to levels last observed in September 1993.

   Minnesota's economy is projected to grow more slowly than the U.S. economy during fiscal 2003. Consistent with that forecast, October payroll employment in Minnesota is more than 7,000 jobs below levels observed at the end of fiscal 2002 when viewed on a seasonally adjusted basis. Nationally, there has been a very small gain in employment over that time. Total wage and salary payments in Minnesota are projected to grow by 2.9 percent in fiscal 2003, the same growth rate as is projected for the national wages. Minnesota personal income is expected to grow by 3.7 percent during the current fiscal year, almost keeping pace with projected national growth of 3.8 percent.

   Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. State statutes and its constitution require a balanced budget.

   As of the end of the 2002 fiscal year, the state's governmental funds reported combined ending fund balances of $5.699 billion, a decrease of $408.8 million in comparison with the prior year. Approximately 31 percent ($1.797 billion) of this total amount constitutes unreserved fund balance, which is available for spending in the coming year. However, included in this amount is $1.267 billion that has internally imposed designations, such as state statutory language, which limit resource use. The remaining fund balance of $3.901 billion is reserved to indicate that the money is not available for new spending, but has been dedicated for various commitments.

   The General Fund is the chief operating fund of the state. At the end of the 2002 fiscal year, unreserved fund balance of the General Fund was $539.1 million, while the total fund balance reached $685.5 million. The fund balance of the state's General Fund decreased by $354.2 million during the current fiscal year. This decrease primarily resulted from relatively flat revenues as a result of the economic downturn, instead of the anticipated inflationary increases in income taxes to correspond with increases in grant and subsidies associated with education.

   On December 4, 2002, the Department of Finance released its first forecast for the 2004-05 biennium. The forecast projects a deficit of $4.560 billion in the absence of legislative action during the 2003 legislative session. This deficit resulted from a national economic downturn. The forecast includes a projected deficit of $356 million for the current biennium. As noted above, the budget must be balanced for the biennium based on both state statutes and constitution. Borrowing for operating purposes beyond the biennium is not allowed. The fiscal year 2003 budget must be balanced before June 30, 2003.

   Legislation/Litigation. On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in a new revenue stream for the state. A small portion of the settlement ($202 million) was dedicated by the courts for specific purposes and will not be a part of the state's general revenues. A larger portion of the settlement (the one-time payments) was dedicated by the Governor and the legislature to be placed into endowments for specific purposes. The balance (the annual payments) will be deposited into the state's General Fund.

   The 2002 legislature expanded the uses of one-time tobacco settlement funds to allow for short-term borrowing by the state effective July 2003. The legislature created the endowments in response to the 1998 settlement and dedicated the proceeds to medical education and tobacco prevention. Up to five percent of the endowment's value is appropriated each year for health programs. After the recent law changes, appropriations may still be issued for medical education and tobacco prevention, but the state may use endowment balances if necessary to meet short-term cash flow needs.

   At any given time there may be numerous civil actions pending against the state of Minnesota which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues.

   Debt Management. The state debt management policy has four guidelines. The first requires that the ratio of the budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, not exceed 3.0% of the total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2003 is 2.4%. The second and third guidelines state that the general obligation bonded debt should not exceed 2.5% of the total personal income for the state, and also that the total debt of state agencies and the University of Minnesota should not exceed 3.5% of total personal income. These ratios were 1.8% and 2.6%, respectively based on outstanding debt at June 30, 2002 and estimated personal income for the year ended on that date. The fourth guideline states that the total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of the total personal income for the state. That ratio was 3.2% at June 30, 2002.

   The total amount of State general obligation bonds outstanding on November 1, 2002, was approximately $30 billion. The total amount of general obligation bonds authorized but unissued as of November 1, 2002, was approximately $1.1 billion.

   Fitch IBCA, Inc. rates State of Minnesota general obligation bonds as AAA. Moody's Investor Services also rates Minnesota's general obligation bonds Aaa. In August 1997, Standard & Poor's raised the state's general obligation bond rating from AA+ to AAA.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Minnesota Trust is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

                              MISSOURI RISK FACTORS

   Economic Outlook. As was the case with the national economy, the Missouri economy has been and remains under strain. The Missouri unemployment rate in November 2001 stood at 4.7 percent. One year later, the unemployment rate rose to 4.8 percent despite a gradually improving national economy. Over the course of the year, this rise in the Missouri unemployment rate represents a loss of about 13,500 jobs. The sagging economy has also depressed the rate of growth in Missouri personal income. After growing by 5.6 percent and 2.5 percent in Fiscal Years 2001 and 2002, respectively, growth of 3.5 percent is expected in Fiscal Year 2003.

   While the Missouri economy is under strain, a modest rebound is expected. The state economy remains diverse with strong presence in health care services and agriculture, as well as the travel and leisure industry. Indeed, employment in health care services has grown from 192,700 in 1990 to 237,000 in November 2002. As the U.S. economy rebounds, growth in the Missouri economy will likely resume.

   Revenues and Expenditures. The slumping economy, federal tax cuts that sap state revenue, and rapidly increasing health care costs have required decisive action each year to balance the budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

   Missouri's constitutional revenue and spending limit ("Article X") provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (BEA). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in Fiscal Year 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income - about a $2 billion reduction in Missouri Personal Income.

   Calculations made pursuant to Article X show that total state revenues for Fiscal Year 2002 were below the total state revenue limit by $1.15 billion--the greatest amount since it was established. The Office of Administration projects that total state revenues will not exceed the total state revenue limit in Fiscal Year 2002 or Fiscal Year 2003. These preliminary calculations are subject to change as actual revenue collections become known and as the federal government revises its estimates of Missouri personal income. In addition, the recent volatility in the stock market, if continued, could have an impact on this projection. As the federal tax cut phases in over the next few years and continues to reduce state revenue growth, Missouri's total state revenues as a percentage of personal income will continue to fall significantly. The calculations also project that total state revenues will be approximately $1.7 billion below the Article X revenue limit in Fiscal Year 2003 and $2.5 billion below the Article X refund limit in Fiscal Year 2008.

   Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive approximately $4.5 billion before the settlement's adjustments for inflation and discounts.

   In May 2001, Missouri received its first payment of the tobacco settlement proceeds. It is estimated that the state will receive about $164 million during Fiscal Year 2003. The Governor has recommended using a portion of the tobacco settlement proceeds to pay for core health care programs while retaining a portion for the most critical investments that will improve the lives of Missourians in the futures.

   Last year, the Governor recommended that the General Assembly pass legislation that would allow the state to sell a portion of the tobacco settlement proceeds in a process called "securitization." The General Assembly passed SB 1191 (2002) to give the state this option for up to 30 percent of the tobacco settlement proceeds. Tobacco securitizations have been completed by other states and are somewhat similar to revenue bond borrowing.

   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

   The amount of general obligation debt that can be issued by the State is limited to the amount approved by popular vote plus the amount of $1 million. The State's general obligation debt limit at June 30, 2002, was $1,776,000,000 of which $381,505,760 was unissued. General obligation bonded debt (net of amount available in governmental funds) of the State at June 30, 2002 was $865,710,000 and the debt per capita for general obligation debt was $153.20.

   During fiscal year 2002, $55,155,000 of the bonds were retired and no new bonds were issued. At year end, the total general obligation debt outstanding was $923,795,000 and the interest rate range was 4.0-7.5%.

     Ratings. State of Missouri general obligation bond issues are currently rated as follows: Standard & Poor's Rating Services, AAA; Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc., AAA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Missouri Trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

                              NEBRASKA RISK FACTORS

   Economic Outlook. The State of Nebraska, located at the heart of the Great Plains, has a population of about 1.7 million people. Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Thus, any changes in agriculture and in the agricultural economy may have significant consequences for the overall Nebraska economy.

   According to the Bureau of Business Research of the University of Nebraska, the State has weathered the national recession well. They report that while the State did not slide into the depths of a recession, neither will it experience a spectacular rise in the next few years. As of November 2002, Nebraska's unemployment rate was 3.3% compared to the national rate of 6.0%. The Bureau did indicate, however, that even with federal farm payments, it is likely that Nebraska's agriculture sector will restrain future economic growth rates.

   The Bureau of Business Research at the University of Nebraska-Lincoln forecasts slowing economic advances by the Nebraska economy for calendar years 2002 and 2003. The Bureau, in its latest report of December 2002, predicts that employment, personal income and retail sales will all continue to show positive growth, but at slower than normal growth rates. Total non-farm employment growth slowed to a zero growth rate in 2001. The 2002 growth rate is expected to be less than one percent, then increasing to 1.4 percent in 2003. The slowdown is the result of a slowing national economy. Non-farm personal income continues to grow, but at modest rates. Future growth gains are expected to be around 4 percent for both 2002 and 2003. Net taxable retail sales growth rates have been hovering around 3 percent, but are projected to reach almost 5 percent in 2003.

   Revenues and Expenditures. The General Fund operations of the State of Nebraska are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent over 90 percent of all General Fund revenues. Thus, it necessarily follows that funds available for expenditures are heavily dependent upon those taxes. As the national economy wavered in 2001-2002, especially with the loss of jobs, declining investment income and market losses due to the devastating stock market, and lack of consumer confidence, revenue from income taxes and sales taxes also declined.

   During the fiscal year 2002, the State's General Fund balance decreased by $179,993,638 resulting in a fund balance of $54,042,053 and a cash balance of $55,733,722 at June 30, 2002.

   As a result of the declining revenues, the Legislature met twice in special sessions in calendar 2002 to reduce the operating budgets of state agencies to help keep such budgets in line with the declining revenues. Over the Governor's veto, the Legislature also increased the sales tax base and temporarily increased the sales tax rate and the cigarette tax rate to boost revenues. For the fiscal year ending June 30, 2003, the State anticipates this will be sufficient for the General Fund to end fiscal year 2003 with a positive cash balance without borrowing from the Cash Reserve Fund. Budgets for the fiscal years ending June 30, 2004 and June 30, 2005 have not yet been developed. In finalizing that biennium budget, the 2003 Legislature is required by the State Constitution to find solutions to balance such budget, notwithstanding the current economic conditions.

   In 1983, Nebraska created the Cash Reserve Fund ("CRF") to provide a source of funds for temporary transfers to the State General Fund when balances were not sufficient to process expenditures transactions. The original balance in the Fund was accumulated through the imposition of an increase in the sales tax. The movement of monies between the CRF and the General Fund for cash management purposes has been governed by a variety of legislation over the life of the Fund. Also, there have been several instances in which money was moved to and from the Cash Reserve Fund to accomplish policy initiatives that were not related to cash management.

   The most recent legislative change to the operation of the CRF occurred in 1996 and provides for an annual, rather than quarterly, comparison of the actual General Fund receipts to the certified projection of the Economic Forecasting Advisory Board. If actual receipts are greater than the certified projection, a transfer in the amount of the difference is made from the General Fund to the CRF. The CRF was at $170 million at the end of 2001. Due to transfers to the General Fund to make up for lagging revenues, this balance was reduced to $110 million at the end of 2002 and is projected to be at $62 million at the end of 2003, $94 million at the end of 2004, and $125 million at the end of 2005. While there are additional scheduled transfers to the General Fund in 2003, such transfers will be offset by additional cigarette tax revenues.

   Debt Management. Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for:
(1) construction of highways; and (2) construction of water conservation and management structures. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

   Each Nebraska Trust is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "Nebraska Municipal Obligations"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

                             NEW JERSEY RISK FACTORS

   New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

   During calendar year 2001, New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since recovery began in 1993 and was well below the 2.5% growth in 2000. The average annual rate of growth in employment fell to 0.7% in 2001 adding under 30,000 jobs. Employment gains were primarily spread across the service producing industries. Most of the job losses were concentrated in manufacturing, a sector that has been declining for more than a decade. The slower employment growth in 2001 was compounded by the tragic events of September 11, 2001.

   With the weakening in the labor market conditions, New Jersey's personal income growth moderated to a 4.5% rate in 2001, substantially below the record pace of 8.2% in 2000. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durable goods in the State. In 2001, home building decreased from the 12-year high level of 2000.

   New Jersey's unemployment rate rose to 4.2% in 2001 but remained below the national rate. The unemployment rate climbed in early 2002, peaking at 5.6% in March 2002. Joblessness, however, has started to level off, declining to 5.4% in May 2002. Although current growth in the job market is still weak, New Jersey's employment level continues to remain above the 4 million mark.

   Economic forecasts as of June 2002 for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. However, a moderate underlying recovery is expected to continue during 2002, leading to accelerated economic performance in 2003.

   New Jersey's economy is expected to follow the national trend in 2002 and in 2003. Employment growth is projected to remain flat in 2002, but grow moderately in 2003. Personal income growth in New Jersey is expected to dip in 2002 and then pick up in 2003. Housing starts are expected to ease in the next two years. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, low energy prices, a stable dollar, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

   The State operates on a fiscal year beginning July 1 and ending June 30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which the appropriations are made) of $228 million in 1998, $276 million in 1999 and $188 million in 2000. It is estimated that Fiscal Year 2001 ended with a surplus of $389 million and that Fiscal Year 2002 ended with a surplus of $100 million. The Fiscal Year 2002 estimate includes $1,075 million from tobacco securitization.

   In Fiscal Year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. The State intends to issue notes in the amount of $1.9 billion which will be payable on June 12, 2003. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State constitution. Such notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

   The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 2002, the State's outstanding general obligation bonded indebtedness totaled $3.2 billion. The recommended appropriation for the debt service obligation on outstanding projected indebtedness is $470.7 million for Fiscal Year 2003.

   At any given time, there are various numbers of claims and cases pending against the State, State Agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing a potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

   The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six month investigation prior to the filing of any suit against it.

   In addition, at any given time, there are various numbers of contracts and other claims against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

    The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

   Since 1994 the State's general obligation bonds were rated Aa1 by Moody's and AA+ by S&P. New Jersey's strong economic growth during the past eight years and its growing reserves supported its strong credit rating. The State's combined debt burden is above average but is mitigated by New Jersey's high wealth levels. However, on March 4, 2002 Moody's downgraded New Jersey's general obligation rating to Aa2 from Aa1 and on June 4, 2002, S&P downgraded New Jersey's general obligation rating to AA from AA+. The rating change reflects the dramatic negative effect of the depressed stock market and weakened financial services industry on the State's revenues and overall financial plan. The severity of the revenue loss, in combination with the current level of State spending and future spending pressures in the areas of healthcare, education, transportation, pensions, and debt service, will likely strain the State's finances for at least the next two years. In addition, reserves available to cushion the State against additional unanticipated economic or revenue underperformance over this period will be modest.

   There can be no assurance that these ratings will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

                             NEW MEXICO RISK FACTORS

   New Mexico is the nation's fifth-largest state in area (121,356 square miles), with an estimated population in 2001 of 1,829,146. Albuquerque is the state's largest city and economic center. Most of the state's leading employers are concentrated in Albuquerque, where 40% of the state's population resides. Albuquerque area employers include the University of New Mexico, Albuquerque Public Schools, Kirtland Air Force Base, and Sandia National Laboratories. Intel Corp. is the largest manufacturer and private employer in the state, with a semiconductor plant in Rio Rancho just outside Albuquerque.

   The State's seasonally adjusted unemployment rate was 6.3% in July 2002. The unemployment rate has increased 1.5 percentage points from last July's rate of 4.8%. This means 14,200 more unemployed workers statewide compared to last year. Unemployment remains at a four year high, but is lower than it was during much of the 1980s and 1990s.

   New Mexico has added 4,300 new jobs over the last year, growing at a low annual rate of .6%. Recent low job growth has been disappointing in that it has persisted for about a year but when compared to the national situation, does not appear as bad as it could have been. If not for government employment, the State would have lost jobs. Government employment has increased 6,300 jobs since July 2001. Government jobs tend to have a stabilizing effect on the economy. New Mexico's high reliance on government employment appears to have helped the state grow faster that surrounding states this past year.

   Since last year, four industry groups have expanded and four others have lost employment. In addition to government, services was the only other industry to add a large number of new jobs. The services industry added 2,000 jobs over the past year, on strength in engineering & management services, health services, and private social services. Each of the goods-producing industries, mining and construction, and manufacturing lost jobs. Mining employment is down 1,900 jobs from 2001, while construction, hard hit by the ending of several public works and industrial expansion projects, was down 2,000 from the peak reached last year. Manufacturing employment continued the year-long trend of fewer jobs and was down 800 jobs, or 1.9% of the workforce.

   Per capita personal income for 2001 was $23,162, ranking New Mexico 47th of the 50 states.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes. For fiscal year 2001 total General Fund revenue was $3,401,300,000 and total General Fund expenditures were $3,442,673,000.

   Total year-to-date recurring revenue for fiscal year 2002 fell short of the May 2002 forecast by $4.9 million. Revenues with better than expected year-to-date growth were investment income ($11.9 million), selective sales taxes ($8.1 million), and revenue from other sources ($14.8 million). Collections for which revenues fell below forecast were the gross receipts tax ($9.7 million), personal income tax ($19.6 million), corporate income tax ($5.3 million), and mineral taxes, rents and royalties ($5.1 million).

   Debt Management. Sections 7 and 8 of Article IX of the Constitution of the New Mexico limits the power of State officials to incur general obligation indebtedness extending beyond the fiscal year in three ways. First, the state may borrow money not exceeding the sum of two hundred thousand dollars ($200,000) in the aggregate to meet casual deficits or failure in revenue, or for necessary expenses. Second, other debt may be contracted by or on behalf of the State only when authorized by law for some specified work or object. Such a law takes effect only after being submitted to the qualified electors of the State and having received a majority of all votes cast thereon at a general election. No debt may be created if the total indebtedness of the State, exclusive of the debts of the territory and several counties thereof assumed by the State, would thereby be made to exceed 1% of the assessed valuation of all property subject to taxation in the State, as shown by the last preceding general assessment. Lastly, the State may also contract debts to suppress insurrection and to provide for the public defense.

   General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. The total debt service on general obligation bonds was $230,104,066.25

   Moody's Investors Service, Inc. and Standard & Poor's Ratings Services have assigned the bond ratings of "Aa1" and "AA+," respectively, to State of New Mexico general obligation bonds (confirmed on September 24, 2003).

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations New Mexico issued by local New Mexico issuers may be unrelated to the creditworthiness of obligations issued by the State of New Mexico, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each New Mexico Trust is susceptible to political, economic or regulatory factors affecting issuers of New Mexico municipal obligations (the "New Mexico Municipal Obligations"). These include the possible adverse effects of certain New Mexico constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in New Mexico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in New Mexico or contained in Official Statements for various New Mexico Municipal Obligations.

                              NEW YORK RISK FACTORS

   Economic Condition and Outlook. The events of September 11, 2001 had a significant impact on the economies of New York State and the nation. An economic slowdown was already developing, and in early 2001 the Federal Reserve's Open Market Committee had begun a series of dramatic rate reductions in an effort to prevent the slowdown from turning into a serious recession. The annualized rate of growth in the Gross Domestic Product (GDP), a measure of the nation's output of goods and services, averaged 1.1% in the fourth quarter of 2000, but then declined by 0.6% in the first quarter of 2001 and by 1.6% in the second quarter. Business investments were declining and inventories were being reduced, and the pace of consumer spending had slowed somewhat.

   The attacks on the World Trade Center and the Pentagon generated significant shocks throughout the economy. The New York financial markets were closed for several days, and the travel and tourism industries were particularly hardhit by the shutdown of the air transportation network. The Federal Reserve moved aggressively to maintain the soundness of the financial system, ultimately reducing interest rates to a 40-year low. GDP declined at a 0.3% annualized rate in the third quarter of 2001. The National Bureau of Economic Research declared that a recession had officially begun in March 2001. Although job losses mounted and major parts of the national economy were negatively impacted, the record-low interest rates quickly had a beneficial effect on the economy. The housing market, after a short pause, was energized as buyers flooded the market and outstanding mortgages were refinanced. Under these conditions, home values continued to rise. Auto sales were brisk, aided by zero percent-financing incentives. GDP growth, which had resumed with a 2.7% annualized gain in the fourth quarter of 2001, surged at a 5.0% annualized rate in the first quarter of 2002, helped by stronger consumer spending and a slowing of business inventory reductions.

   As the site of one of the terrorist attacks, the impact on New York State's economy was greater than in other parts of the nation. New York had lagged behind the recovery from the early 1990s recession, and it was only in recent years that the State's economic performance had improved. The rate of job growth had slowly built through the late 1990s, reaching 2.7% in 1999, an increase which ranked 14th among the 50 states. As the economy began to slow in 2000, the State's rate of job growth slipped to 2.1%, and its ranking slid to 23rd. For the first three quarters of 2001 compared to the same period in 2000, New York's job growth was 0.5%, the same rate as the nation, and ranked 28th among the states. However, after the attacks, employment in New York declined by 1.4% in the fourth quarter of 2001, while national employment declined by 0.8%, and New York's ranking fell to 40th. For the first four months of 2002, employment in the nation has fallen by 1.2% compared to the same period in 2001, and New York's 1.5% decline caused its rank to slip to 44th.

   Unemployment rates have also risen as the economy slowed. Nationally, the unemployment rate reached its low near the end of 2000, and averaged 4% for that year. It began to move up in 2001, with a sharper increase after September. For all of 2001, it averaged 4.9%, and in the first four months of 2002 it has increased to an average of 5.7%. A similar pattern is evident in New York State, where unemployment reached its low in early 2001 and then began to rise. In 2000, the State's rate averaged 4.6%, then 4.9% in 2001, and has averaged 5.9% in the first four months of 2002. Although the gap between the State's unemployment rate and that of the nation's has narrowed in recent years, New York has a higher unemployment rate than most states, ranking 39th highest in 2000, 34th in 2001, and 41st through April 2002.

   The slowdown in the economy also affected income growth. Personal income for the nation increased by 3.7% in 2001, after growing by 7% in 2000. For New York State, personal income growth slowed from 7.1% in 2000 to 3.6% in 2001. Ranking growth rates among the states, New York fell from 14th in 2000 to 30th in 2001. Factors depressing New York's income growth in 2001 included the large number of job losses and the loss of business activity in the area near the World Trade Center site.

   Also contributing to New York's economic slowdown were conditions in the securities industry. The financial services sector is a major industry in the State, and although it only accounted for 2.4% of all jobs in the State in 2000, it was responsible for 12.4% of all wages earned in the State. This income, together with securities firms' profits and the capital gains generated by financial market activity, are the basis for a major source of tax revenues for the State. However, continued losses in the financial markets contributed to a substantial drop in securities industry profits, from a record $21 billion in 2000 to $10.4 billion in 2001. Wall Street operations were also suspended for four days following the World Trade Center attack, and many of the industry's workers were temporarily dispersed, including some who were relocated into neighboring states. Job growth in the industry averaged 5.6% annually between 1996 and 2000, but ceased in 2001, and in the first four months of 2002 securities employment in the State had declined by 8.5% compared to the same period in 2001.

   There has also been a change in the geographic distribution of economic activity in the State. During the economic expansion of the 1990s and into 2000, the downstate regions (New York City (City), Long Island, and the Lower Hudson Valley) were vibrant, and these areas were responsible for almost 72% of the State's job growth and 78% of the personal income growth. Likewise, between 1990 and 2000, over 90% of the State's population growth occurred in the downstate regions, while the population declined in many parts of upstate, notably Western and Central New York and the Mohawk Valley. While the City's economy had been slowing before the World Trade Center attack, in its aftermath business activity slowed in lower Manhattan and many of the City's major industries --finance, air transportation, business services, trade, and tourism--were adversely affected. Employment in thE City, which had increased at an average rate of 0.3% in the first three quarters of 2001 when compared to the same period in 2000, declined at a rate of 3.1% (or 118,000 jobs) in the fourth quarter. For the first four months of 2002, employment in New York City declined by 3.4% on a year-over-year basis. Job growth has also slowed in the suburbs around the City. In Westchester and Rockland counties, job growth slowed from 2.4% in 2000 to 0.8% in 2001, and now shows no growth in the first four months of 2002. Long Island's economy has held up better, with job growth of 2.3% in 2000 giving way to 0.6% in 2001. Job growth has held steady at 0.6% in the first four months of 2002 when compared to the same period in 2001, and Long Island is one of the few areas in New York State to be reporting job gains in 2002.

   The recession was also taking a toll on the upstate economy prior to September 11. Buffalo and Rochester experienced job losses of 0.7% and 0.3%, respectively, in 2001, and losses of 0.4% and 1.7%, respectively, for the first four months of 2002. Small gains in 2001 have given way to losses in 2002 for Syracuse and Binghamton. Nonetheless, the magnitude of job losses in New York City is much larger than upstate, so just as the downstate region led the State in prosperity, it is now weighing down the State in the recession.

   However, the outlook for New York State is not grim. The current recession does not match the magnitude of the recession of the early 1990s. A recovery is already underway at the national level, and this will help lift the New York State economy in coming months. Seasonally adjusted employment data for New York City already are showing an end to job losses on a month-to-month basis.

   Although the financial markets continue to be buffeted by financial scandals, low corporate profits, and low investor confidence, the Securities Industry Association does not expect industry profits to fall below last year's levels. This will help lift income, and therefore tax revenues, in calendar year 2003. Housing markets remain strong, which helps consumer wealth, but high prices, especially downstate, continue to reflect a supply shortage.

   In the short run, the State's economy will go through a difficult period as the recovery slowly takes hold and spreads. New York City will reassert itself as a major center of commerce, and will benefit from reconstruction spending. Although the current recession will be followed by a new expansion, the strength of that expansion in New York State will be dependent on many factors. As the major engine of recent economic growth, the downstate economy is particularly dependent on the health of the financial industry, investments in transportation infrastructure, the ability of the education system to produce a skilled workforce, the availability of affordable housing, the cost and availability of energy, and the continued attractiveness of the region for both domestic migrants and international immigrants. Upstate, many regions continue to transition from manufacturing to service-based economies, and to face their own issues in education, housing, energy, and population. Finally, the fiscal stresses currently faced by many localities will have an impact on how policies that address important issues are resolved.

   General Government Results. An operating deficit of $3.42 billion is reported in the General Fund for fiscal year 2001-02. As a result, the General Fund now has an accumulated surplus of $493 million. The State completed its fiscal year ended March 31, 2002 with a combined Governmental Funds operating deficit of $4.45 billion as compared to a combined Governmental Funds operating surplus for the preceding fiscal year of $1.373 billion, as restated. The combined 2001-02 operating deficit of $4.45 billion included operating deficits in the General Fund of $3.42 billion, Special Revenue Funds of $970 million, and Capital Projects Funds of $134 million, offset by an operating surplus in the Debt Service Funds of $76 million. The 2000-01 combined operating surplus of $1.373 billion, as restated included operating surpluses in the General Fund of $32 million, Special Revenue Funds of $1.252 billion, and Capital Projects Funds of $109 million, offset by an operating deficit in the Debt Service Funds of $20 million.

   The State's financial position as shown in its Combined Balance Sheet as of March 31, 2002 includes a fund balance in its Governmental Funds of $5.125 billion represented by liabilities of $17.482 billion and by assets available to liquidate such liabilities of $22.608 billion. The governmental funds fund balance includes a $493 million accumulated General Fund surplus.

   Debt Administration. There are a number of methods by which the State may incur debt. The State may issue general obligation bonds approved by the voters and notes in anticipation of such bonds. The State, with voter approval, may also directly guarantee obligations of public benefit corporations. Presently, the Job Development Authority is the only public benefit corporation authorized to issue State guaranteed bonds. Payments for debt service on State general obligation and State-guaranteed bonds or notes are legally enforceable obligations of the State. The State has never been called upon to make any direct payments pursuant to its guarantee.

   The State had $4.142 billion in general obligation bonds outstanding at year-end. During the year the State issued $211 million in general obligation bonds and redeemed $415 million. The total amount of general obligation bonded debt authorized but not yet issued at year-end was $1.396 billion. The Public Benefit Corporations' (Corporations) had $55.981 billion in nonstate supported bonds payable and short-term debt outstanding at year-end. For further information regarding the Corporations' debt refer to Note 15 of the Notes to the Financial Statements.

   The State has also entered into lease/purchase agreements with selected public benefit corporations and municipalities for certain of its capital facilities. Under the agreements, construction costs are initially paid from appropriations and repaid to the State from proceeds of bond issues. The State has also entered into other financing agreements with several public benefit corporations. The terms of these arrangements require the State to fund the debt service requirements of the specific debt issued by the entity. The public benefit corporations will generally retain title to the assets acquired with the bond proceeds. At year-end, the State had long-term debt obligations of $32.364 billion under lease/purchase and other financing arrangements (nonvoter approved), a decrease of $261 million from fiscal 2001.

   Bond Ratings. The State's general obligation bonds are rated AA (with a negative outlook) by Standard and Poor's Corporation, A2 by Moody's Investors Services (confirmed on September 22, 2003). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damages. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

   Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programsm in the future. Because of the prospective nature of these matters, no provision for this potential exposure has been made in the accompanying general purpose financial statements.

   Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation, and the Cayuga Indian Nation, claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages. In addition, the State is party to other claims and litigation that its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

   With respect to pending and threatened litigation, the State has reported liabilities of $693 million for awarded and anticipated unfavorable judgments. The portion of the liability expected to be paid within the next 12 months, $91 million, is reported in the General Fund. The remainder, $602 million, is reported in the General Long-Term Obligations Account Group and represents an increase of $114 million from the prior year.

                           NORTH CAROLINA RISK FACTORS

   See Portfolio for a list of the Debt Obligations included in the North Carolina Trust. The portions of the following discussion regarding the financial condition of the State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Those portions and the sections which follow regarding the economy of the State are included for the purpose of providing information about general economic conditions that may or may not affect issuers of the North Carolina Debt Obligations. None of the information is relevant to any Puerto Rico or Guam Debt Obligations which may be included in the portfolio of the North Carolina Trust.

   General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina. In addition, the Trust is concentrated on Debt Obligations of North Carolina issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to North Carolina or, in the case of revenue bonds payable exclusively from private party revenues or from specific state non-tax revenue, factors that may be particular to the related activity or payment party.

   Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

   STATE BUDGET AND REVENUES

   The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. In November 1996, the voters of the State approved a constitutional amendment giving the Governor the power to veto certain legislative matters, including budgetary matters.

   The General Fund budget for the 2001-2003 biennium was enacted by the General Assembly during the 2001 Session, with balanced budgets enacted for each fiscal year. Under the North Carolina budgetary procedure, the Governor, as Director of the Budget, is responsible for administering the budget enacted by the General Assembly. On account of a significant revenue shortfall from the enacted 2001-2002 fiscal year budget, the Governor was forced to make significant cuts in expenditures and reallocations of resources from the enacted budget. In the spring of 2002, the General Assembly convened for its traditional "short session" to review the enacted 2002-2003 fiscal year budget. In September 2002 the General Assembly enacted the revised budget for the 2002-2003 fiscal year.

   It should be noted that in the information set forth below, comparisons of current and prior year tax revenues are affected by legislative changes and netting of certain transfer expenditures (such as reimbursements to local governments, reimbursements for costs of administration of sales and use tax for local governments and transfers to certain funds against the tax revenue source).

   The State experienced a revenue shortfall in the enacted General Fund budget for fiscal year 2001-2002 of $1.555 billion. Cost saving measures were taken to insure agency reversions of $588.1 million including placing a freeze on hiring and limiting non-essential purchasing and travel. Budgeted General Fund appropriations of $125 million for the Repair and Renovation Reserve were frozen. The Office of State Budget and Management reviewed all State Trust Funds, Special Revenue Funds and Internal Service Funds to determine whether excesses above the respective required funding levels of those funds existed and were available. The review resulted in approximately $28.4 million of funds that were transferred to the General Fund. In addition, an additional $80 million was identified as being available for transfer from the Highway Trust Fund to the General Fund and a redirection of $114 million was made from the tobacco settlement fund. The State also suspended certain distributions to local government units related to the inventory tax, franchise utilities tax, piped natural gas tax, alcohol beverage tax and the homestead exemption, in the amount of $210.9 million.

   The State maintains the Savings Reserve or the Rainy Day Fund for emergency situations. The beginning balance of this reserve at July 1, 2001 was $157 million. That amount, together with an additional $81.8 million of 2001-2002 revenues that were otherwise to be deposited to the credit of the Rainy Day Fund, were used to balance the budget for the 2001-2002 fiscal year.

   The General Fund budget for the 2002-2003 fiscal year, as enacted by the General Assembly in its 2002 Short Session, is $14.4 billion. This included $8.3 billion (59.9%) for education, including public schools, community colleges, and universities, and $3.6 billion for health and human services appropriations. The total budget represents a decrease of $431 million or 3% from the original budget passed in the 2001 session. In determining the General Fund revenue forecast for 2002-2003, a significant decision was made by the General Assembly to assume 0% growth in the underlying state economic base. This conservative assumption recognized the many uncertainties facing the North Carolina economy during 2002-2003, including the potential for further terrorist attacks and the unsteady United States financial markets. Actual General Fund "baseline" revenue collections under State tax laws as of January 1, 2002, are expected to increase by 2.3% in 2002-2003, reflecting the annualization of the revenue enhancements enacted by the 2001 Session of the General Assembly.

   North Carolina's current budget shortfall for 2002-2003 (through April 30,
2003) is approximately $142 million, and may reach $280 million at June 30, 2003. Because of North Carolina's conservative revenue estimates and the implementation of tight budget controls including the use of restricted allotments to State agencies in the revised 2002-2003 General Fund budget, the impact of April's revenue collections on the State's budget has been minimized. Nonetheless, after April revenue collections were analyzed, the Governor invoked his constitutional authority to insure that the State's budget for 2002-2003 remains balanced.

   As of June 23, 2003, the General Assembly had not approved a budget for the 2003-2004 fiscal year that begins July 1, 2003.

   PENDING LITIGATION

   The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. Although an adverse result in any of the cases could have negative budgetary consequences perhaps beginning in fiscal year 2003-2004, in the opinion of the Department of State Treasurer after consultation with the Attorney General, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

   1. Hoke County et al. v. State of North Carolina, (formerly, Leandro et. al.
v. State of North Carolina and State Board of Education) - Funding of Public Education. On May 25, 1994, the plaintiffs in Leandro et al. v. State of North Carolina and State Board of Education filed suit in North Carolina Superior Court requesting a declaration that the public education system of the State, including its system of funding, (i) violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and (2) violates various statutes relating to public education. Five other school boards and students in those jurisdictions intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the State Constitution guarantees every child the opportunity to obtain a sound basic education. On remand, the case, now known as Hoke Co. et al. v. State, focused on the education system in one county that was deemed to exemplify the conditions in low wealth school districts. The trial of the case was held in the fall of 1999. On October 26, 2000, the trial court, as part of a three part ruling, concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002 the Court entered Section Four of the ruling, ordering the State to take such actions as may be necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. Although a Notice of Appeal has again been filed, the State did not seek a stay of the order and has undertaken preliminary measures to respond to the Court's directive. The magnitude of State resources which may ultimately be required cannot be determined at this time, however, the total cost could exceed $100 million. The Supreme Court has accepted the case, and oral argument is scheduled for September 10, 2003.

     2. N.C. School Boards Association, et. al. v. Richard H. Moore, State Treasurer, et. al. - Use of Administrative Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. On December 14, 2001 the North Carolina Superior Court granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations applies, making the order retroactive to December, 1995. The matter was argued in February, 2003 before the North Carolina Court of Appeals. The amount in controversy in this litigation is approximately $84 million.

   3. Southeast Compact Commission - Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its Complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August, 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. The Supreme Court requested the Solicitor General to comment on this motion. The State has replied, requesting that the motion be denied. On June 16, 2003, the Supreme Court accepted original jurisdiction of the case and directed the State to file an answer. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on this matter.

   4. State Employees Association of North Carolina v. State; Stone v. State -- Diversion of Employer's Retirement System Contribution. On May 22, 2001 SEANC filed an action in North Carolina Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the Retirement System. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the state budget. The trial court dismissed the action on May 23, 2001, and the Court of Appeals affirmed this dismissal on December 3, 2002. SEANC filed a notice of appeal in the North Carolina Supreme Court. On June 13, 2003, the Supreme Court reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues, raised but not addressed by the Court of Appeals. In June 2002, the Stone case was filed in North Carolina Superior Court on behalf of individual state employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. The State has filed a motion to dismiss. The North Carolina Attorney General's Office believes that sound legal arguments support the state's defense of these cases.

   5. Cabarrus County v. Tolson -- Diversion of Local Government Tax Reimbursements and Shared Revenue. On September 17, 2002, six counties and three municipalities filed suit against the Secretary of Revenue in North Carolina Superior Court, demanding that the State release payments of local tax reimbursements and shared revenues in excess of $200 million and a prohibition against future diversions. Other counties, municipalities and some individuals have moved to be added as plaintiffs. The Governor, in the exercise of his constitutional responsibility to balance the state budget, withheld approximately $211 million designated by statute for payment to local governments. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this action and has filed a motion to dismiss.

   6. Goldston v. State of North Carolina -- Highway Trust Fund Transfers. On November 14, 2002, a lawsuit was filed in North Carolina Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this action and has filed a motion to dismiss. Plaintiffs' motion for a preliminary injunction was denied on February 5, 2003.

   OTHER

   The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose other proceedings that are expected by the North Carolina Attorney General, after consultations with the Department of State Treasurer to materially adversely affect the State's ability to meet its financial obligations.

   GENERAL

   The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,718 square miles. During the period from 1980 to 1990 the State experienced a 12.9% increase in population, growing to 6,655,455 persons and maintaining its position as the tenth most populous state. According to the United States Census Bureau, the State's population following the 2000 Census was 8,049,313, making it the eleventh most populous state. The State has six municipalities with populations in excess of 100,000.

   ECONOMIC CHARACTERISTICS

   The State's major economic sectors are services, trade, agriculture, manufacturing and tourism. Total nonfarm employment accounted for approximately 3,826,500 jobs in April, 2003. The largest single segment of jobs was approximately 1,734,900 jobs in the service sector. Based on data from the North Carolina Department of Commerce, the State ranked 25th nationally in non-agricultural employment and eighth nationally in manufacturing employment. Over the past several decades as the State's economy has become less dependent upon agriculture and manufacturing, the service sector of the economy has grown and, as a result, per capita income has significantly increased. According to the United States Department of Commerce, Bureau of Economic Analysis during the period from 1993 to 2003, per capita income in the State grew from $19,770 to $27,711, an increase of 40%. During the same period, the labor force grew from 3,556,600 to 4,171,462, an increase of 17%, according to the North Carolina Employment Security Commission.

   Services. -- The service industry sector constitutes the single largest job segment of the State's economy and employed approximately 45.2% of the State's work force in April, 2003. This industry includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services.

   The Research Triangle Park (the "Park"), located within Wake and Durham Counties, is one of the largest planned research parks in the world, covering over 7,000 acres of rolling, wooded landscape. Founded in 1959, it is approximately equidistant from Duke University in Durham, The University of North Carolina at Chapel Hill, and North Carolina State University in Raleigh. The Park's primary objective is to attract research related institutions to the area. The Park currently contains approximately 140 facilities, including those of International Business Machines Corporation, Nortel, Glaxo-Smithkline, BNR Corporation, MCNC (formerly Micro Electronics Center), Research Triangle Institute, United States Environmental Protection Agency, and National Institute of Environmental Health Services. The research institutions of the Park employ an estimated 38,500 employees.

   Charlotte, the State's largest city, is the second largest financial center in the United States, and serves as headquarters for financial institutions with assets of approximately $952.3 billion. The State's recognition as a leading financial center is attributable to a number of factors. Among the most important factors are certain State laws permitting branch banking and the location of a branch of the Federal Reserve Bank of Richmond in Charlotte. Bank of America Corporation and Wachovia Corporation, both headquartered in Charlotte, are two of the nation's five largest bank holding companies. As of September 30, 2002, Bank of America Corporation and Wachovia Corporation were ranked third and fourth in the nation, respectively, in terms of total assets.

   Trade. -- The trade sector is the second largest job segment of the State's economy, employing approximately 15.4% of the State's workforce in April 2003. This industry includes wholesale and retail trade.

   Agriculture. -- Agriculture is another basic element of the State's economy. In calendar year 2002, North Carolina's agricultural industry, including food, fiber and forest, contributed over $62 billion to the State's economy, accounted for 22% of the State's income and employed approximately 20% of the State's work force. Gross agricultural income was in excess of $7.7 billion in 2001, placing the State seventh in the nation in gross agricultural income. In 2001, the State ranked third in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 32% of gross agricultural income for 2001, followed by the pork industry at approximately 22%, nursery and greenhouse products at approximately 13% and the tobacco industry at approximately 9%. According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, sweet potatoes and turkeys, second in hog production, trout, cucumbers for pickles, lima beans, turnip greens and Christmas tree production, and third in poultry and egg products.

   On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a settlement agreement that, among other things, reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. The maximum that North Carolina could receive is approximately $4.6 billion over the first 25 years pursuant to the settlement agreement, provided, however, that the formulation of the actual amounts payable each year depends upon various factors, including the market share of such companies. The Governor, pursuant to his budgetary authority, diverted $114 million of the settlement funds to help balance the 2001-2002 fiscal year budget. Additionally, the 2002 Session of the General Assembly directed the diversion of $78 million of the settlement funds to support General Fund appropriations for the 2002-2003 fiscal year. Amounts not so diverted are paid to certain Trust Funds and the Gold Leaf Foundation.

   North Carolina is also one of 14 states that has entered into a major settlement agreement with several cigarette manufacturers on behalf of tobacco growers and allotment holders. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust) are expected to be paid to North Carolina tobacco growers and allotment holders under this settlement agreement. Payments of this amount are expected to average $155 million per year over a 12-year period, which began in 1999.

     Neither the Governor nor the General Assembly has taken steps to securitize tobacco settlement payments.

     Manufacturing. -- The State's economy has historically enjoyed a strong manufacturing base. Manufacturing firms employ approximately 18% of the total non-agricultural workforce. The annual value of the State's manufacturing shipments totaled $178 billion in 2001, ranking seventh nationally. In 2001, the State led the nation in the production of textile mill and tobacco products, was second in the nation in furniture and fixtures production, and was the nation's eleventh largest producer of electronics and other electrical equipment, industrial and commercial machinery and computer equipment. The State's manufacturing sector, particularly industrial machinery and equipment, has experienced a decline in foreign exports from approximately $15.7 billion in 1996 to approximately $11.6 billion in 2002 according to the United States Census Bureau. Despite these declines, the State has continued to experience significant investment within the State by international firms and is ranked thirteenth largest among the states in export trade. From 1999 to 2001, the number of international firms with a presence in the State increased from 800 to 1,105, a 28% increase.

   The State's manufacturing sector has been impacted by the recent slowing of the national economy. The State's unemployment rate has declined from a high of 6.9% in May 2002. While North Carolina has enjoyed unemployment rates that were typically less than the national average over the last ten years, the North Carolina Employment Security Commission has estimated the seasonally adjusted unemployment rate for the first four months of 2003 to be slightly higher than the national average.

   Tourism. -- Travel and tourism is increasingly important to the State's economy. Travel and tourism revenues contributed approximately $11.9 billion to the State's economy in 2001. The North Carolina travel and tourism industry directly supports more than 196,000 jobs, representing approximately 6.3% of total non-agricultural employment.

   Other. -- A significant military presence in North Carolina contributes further to the diversity of the State's economic base. With Fort Bragg and Pope Air Force Base near Fayetteville (42,500 and 5,000 military personnel in 2001, respectively), Camp Lejeune Marine Corps Base and New River Marine Corps Air Station near Jacksonville (aggregating over 42,000 military personnel in 2000), Cherry Point Marine Corps Air Station near New Bern (8,000 military personnel in
2000), and Seymour Johnson Air Force Base in Goldsboro (6,500 military personnel in 2001) the State has one of the largest concentrations of military personnel in the country. Recent estimates of the entire military community in the State, including active and retired military personnel, their dependents and civil service employees, range as high as 250,000 individuals with an overall economic impact to the State in excess of $7 billion per year.

   The North Carolina economy is supported by a good utility infrastructure. Prior to the authorization of the Clean Water and Natural Gas Act, 34 counties in the State were unserved by natural gas pipelines. At present, primarily due to the issuance of State general obligation bonds financing gas transmission facilities, there are only 16 unserved counties, located primarily in the eastern portion of the State. After the issuance of the remaining authorized natural gas bonds, fewer than ten counties are predicted to be unserved.

   BOND RATINGS

   Moody's rates North Carolina general obligation bonds as Aa2 (confirmed March 26, 2003) and Standard & Poor's rates such bonds as AA+ (confirmed March 26,
2003). The State's rating has been subject to a credit watch from time to time in the last several years, although it is not currently subject to a credit watch. Any downgrade of the State's rating or other action by a rating agency could have an adverse effect on the value of the North Carolina Obligations in the North Carolina Trust.

   The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina Trust. The sources of this information are the official statements of the State as well as other issuers located in North Carolina, State agencies, publicly available documents, publications of rating agencies and statements by, or news reports of statements by, State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources, and counsel have not expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.

                                OHIO RISK FACTORS

   As described above, the Ohio Trust will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Trust is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

   Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

   There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     Much of this information is as of June 16, 2003, particularly debt figures and other statistics. Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

     In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%) and then lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%).
The unemployment rate and its effects vary among geographic areas of the State.

   There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Trust or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

   The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

   Recent biennium ending GRF balances were:

       BIENNIUM                 FUND BALANCE           CASH BALANCE
        1992-93                  $111,013,000          $  393,634,000
        1994-95                   928,019,000           1,312,234,000
        1996-97                   834,933,000           1,367,750,000
        1998-99                   976,778,000           1,512,528,000
        2000-01                   219,414,000             817,069,000

   Actions have been and may be taken by the State during less favorable economic periods (such as currently) to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

   The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

   1992-93. State and national fiscal uncertainties necessitated several actions to achieve the ultimate GRF positive ending balances. An interim appropriations act was enacted effective July 1, 1991 that included appropriations for both years of the biennium for debt service and lease rental payments on obligations of the State payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the resources appropriated was $200,000,000 from the Budget Stabilization Fund (BSF) to the GRF.

   To address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that Fiscal Year by a total of $184,000,000, the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions were taken.

   Steps to ensure positive biennium-ending GRF balances for Fiscal Year 1993 included the Governor ordering selected GRF spending reductions totaling $350,000,000 and tax revisions that produced additional revenue of $194,500,000. As a first step toward BSF replenishment, $21,000,000 from the GRF ending balance was deposited in the BSF.

   1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

   1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

   1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

   2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year (2000) of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from the balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

   In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

   Then in March 2001 new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending (with the same exceptions mentioned above for debt service and education) and authorization to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000 (representing the historical 0.5% year end cash flow allowance). The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

   CURRENT BIENNIUM. Ongoing and rigorous consideration has been and continues to be given by the Governor and the General Assembly to revenues and expenditures for Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Ongoing budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

   Prior consideration came in three general time frames - the June 2001 biennial appropriation act, then late fall and early winter 2001, and then late spring and summer 2002. Significant remedial steps have included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

   The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

   That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

          o Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

          o An additional $10,000,000 from the BSF to an emergency purposes fund.

          o Transfer to the GRF in Fiscal Year 2002 of the entire $100,000,000 balance in the Family Services

     Stabilization Fund. Necessary GRF debt service and lease rental appropriations for the biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

   The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for current Fiscal Year 2003.

   Executive and legislative actions were taken based on those new estimates, including:

          o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

          o December 2001 legislation, the more significant aspects of which included:

          o Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).

          o Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.

          o Reducing appropriation spending authorizations for the legislative and judicial branches.

          o Making certain tax-related changes (including accelerating the time for certain payments).

          o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41,000,000 in Fiscal Year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

   Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 and will be taken as necessary to ensure a positive GRF fund balance for [Fiscal Year 2002 and] the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those prior actions included legislation that provides for among other things:

         o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.

         o $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

         o Increased cigarette tax by 31(cent) per pack (to a total 55(cent) a pack), estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

         o Transfers to the GRF of $345,000,000 from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead by provided by way of $345,000,000 in additionally authorized general obligation bonds.

         o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

         o  Selective additional appropriation cuts for certain departments.

   Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

   Several categories of FY 2002 GRF tax receipts were below those receipts in the prior FY. Overall, GRF tax receipts in FY 2002 were 1.1% below those in FY 2001.

   FY 2002 nevertheless did end with positive GRF balances of $108,306,000
(fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The FY ending BSF balance was $427,904,000, with all but $65,255,000 of that balance already committed and appropriated to GRF use if needed in FY 2003.

   On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged from generally 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded are appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

   Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF revenue shortfall of $720,000,000 for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reduction for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

          o A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

          o Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

          o A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

          o An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

          o A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

   The Governor proposed enactment of these legislative authorizations by March 1 in order to produce the indicated financial effects by the June 30 end of the Fiscal Year and biennium. The General Assembly gave its final approval on February 25 to legislation authorizing the first three elements (see above) of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

   OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the uncommitted balance in the BSF ($65,255,000), would result in positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included are reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions are appropriations for or relating to debt service on State obligations.

   All of the revenue enhancements proposed by the Governor in late January were also reflected in the Executive Budget for the 2004-05 biennium (released on February 3), together with other measures including proposed adjustments in bases of and rates for taxes that are significant sources of GRF receipts. That Executive Budget proposal, which includes all necessary GRF debt service and lease rental amounts for the biennium, is accessible via OBM's home page on the Internet at http://www.state.oh.us/obm. That budget proposal was incorporated in appropriations legislation introduced in the General Assembly for consideration and enactment after modification by both houses. That appropriations legislation (including all necessary debt service and lease rental amounts) has been approved by the House in modified form and, with further modification, by the Senate. That legislation is presently being considered by a Conference Committee comprised of members from the House and Senate.

   Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the Conference Committee on June 11, 2003. Those estimates reduced Fiscal Year 2003 revenues downward by an additional $200,000,000 over OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. OBM also reported revised revenue estimates for 2004-05 to the Conference Committee in connection with their ongoing consideration of the 2004-05 biennial budget and appropriations. The Governor and OBM are addressing this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls, and may also draw upon additional federal block grant aid available to the State prior to June 30 under a federal law which took effect on May 28, 2003.

   As discussed above, the State is effectively precluded by law (including its Constitution) from ending a Fiscal Year or a biennium in a "deficit" position. The Governor and his administration, and the General Assembly, continue to monitor developments on both the revenue and expenditure sides and evaluate pending and further actions to respond to financial developments and ensure a positive GRF ending fund balance on June 30, 2003.

   Additional appropriations actions, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

   Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services (ODHS, now Ohio Department of Job and Family Services) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court.

   The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

   By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. All related to capital facilities financing, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax-supported debt is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation, all as discussed below.

   A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, those new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission
(OPFC), as described below and that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

   To assist in the financing of selected highway infrastructure projects, the State has used financing arrangements that call for State payments to be made from federal transportation funds allocated to the State. OBM estimates the highest future Fiscal Year payments under those current arrangements to be $62,376,425. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

   State agencies also have participated in office building and non-highway transportation projects that have some local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation (COPs) are issued that represent fractionalized interests in or are payable from the State's anticipated payments. OBM estimates the highest future Fiscal Year payments under those agreements, which are primarily made from GRF appropriations, to be $4,603,524.

   Payments by the State under those agreements and financing arrangements are subject to biennial appropriations by the General Assembly, with the lease or payment terms as to the State being two years subject to renewal if appropriations are made. The number and amount of indirect obligations issued in connection with those agreements and arrangements have varied and will continue to vary. Generally, the OBM Director's approval of those agreements and arrangements is required, particularly if there are to be publicly offered indirect obligations representing fractionalized interests in or payable from the State's anticipated payments.

   A statewide economic development program assists the financing of facilities for industry, commerce, research and distribution by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $300,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $25,000,000 under present law. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $500,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional moneys for the program. $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. Pursuant to a 2000 constitutional amendment, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The highest future Fiscal Year debt service on all state bonds payable from State liquor profits is $20,877,964 in 2008.

   Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

   Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2002) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts on voter-authorized income taxes, for significant portions of their budgets.

   Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

   In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

   With particular respect to funding sources, the Court concluded in 1997 and 2000 that property taxes no longer may be the primary means of school funding in Ohio.

   On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court.

   The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

   A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts received approximately $3.8 million. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a catastrophic grant. In FY 2002, three districts received catastrophic grants totaling $2.56 million and one district received a solvency advance in the amount of $421,000.

   Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

   For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Nine municipalities and one township are in "fiscal emergency" status and six municipalities in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision is applied to four districts with five on preliminary "fiscal watch" status.

   At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of ad valorem property taxes on particular property by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

                              OKLAHOMA RISK FACTORS

   Economic Outlook. Oklahoma is an attractive place in which to live and conduct business. The state enjoys a very low cost of doing business, has a highly skilled work force and is geographically well positioned for interstate commercial activity. For example, Oklahoma lies at the crossroads of U.S. Interstates 35, 40 and 44, three of the nation's most important transportation and shipping corridors, allowing state businesses to take advantage of opportunities anywhere in the United States. Our pioneering Career and Technology Education system is a national leader in developing training programs for industry. Oklahoma remains committed to improving the quality of its education system.

   Oklahoma is also known for its abundant resources. The state remains a leading producer of oil and natural gas, allowing Oklahoma manufacturers to take advantage of some of the lowest energy prices in the nation. Oklahoma is a leading producer of agricultural products, ranking in the top ten in production of wheat, peanuts, grain sorghum, pecans, rye, hogs and cattle. Oklahomans also enjoy many opportunities for outdoor recreation and due to its many man-made reservoirs, Oklahoma has more miles of shoreline than any state.

   Oklahoma's per capita income for 2001 was $25,071, 39th among the states, and 82.3% of the national average. This is up 4.3% from 2001, versus average gains nationally of 2.4%. Oklahoma continues to enjoy a low unemployment rate. November 2002 rate reflects a favorable 4.2% rate in Oklahoma versus a 5.3% rate nationally. With a population of approximately 3.4 million people, Oklahoma is the 27th most populous state.

   On December 19, 2001, the Office of State Finance announced a revenue shortfall. The Oklahoma Constitution mandates that if collections of certified funds are insufficient to cover the appropriation from that fund appropriations are to be reduced prorata. Final General Revenue Fund collections for the fiscal year ended June 30, 2002 were $412 million or 8.6% below the estimate used by the Board of Equalization and 6% below collections for the fiscal year ended June 30, 2001. Due to the 95% cap on appropriations, the fiscal year 2002 budgets cuts from the general revenue fund were $174 million or 3.8%. During the 2002 legislative session, the amount available for appropriation was $350 million or 6.2% less than the amount available for appropriation the previous year. Across the board cuts of 5% were implemented for most agencies, although certain programs such as education, Medicaid, social services and mental health were exempted or received lower cuts. The legislature also appropriated $268 million from the Constitutional Reserve Fund and enacted revenue enhancements of $55 million.

   The current fiscal year 2003 has continued to show declines in revenue. The shortfall in revenue has caused a reduction in fiscal year 2003 appropriations of 6.5%. The Office of State Finance continues to monitor revenue and is prepared to respond as the State Constitution requires. As of November 2002, the most recent month for which collection data is available, fiscal year to date collections were $224.0 million or 11.9% below the Equalization Board estimate. Of the major tax sources, only collections of the gross production tax on natural gas have exceeded the estimate. Income tax, sales tax and motor vehicle tax collections are below estimates for the current fiscal year.

   The State Board of Equalization has made a finding that will invoke a trigger mechanism increasing the maximum individual income tax rate to 7% and revoking expansion of a low income sales tax credit. During calendar year 2001, the maximum rate was 6.75% and was slated to become 6.65% on January 1, 2002. At its December 2002 meeting, the Equalization Board estimated that General Revenue Fund collections for the year ending June 30, 2004 will not exceed its revenue estimate for the year ending June 30, 2003. This finding requires that the maximum income tax rate remain 7%.

   Like most other states, Oklahoma is facing challenges due to declining revenue. In spite of these challenges, the State's financial condition is healthy. The state's general obligation debt load remains modest and the State's "Rainy Day Fund" has provided room to address unforeseen emergencies.

   Cash Management. State law requires full collateralization of all State Treasurer bank balances. Generally, the Treasurer promulgates rules that establish the amount of collateral that must be pledged against deposits. However, component units of the State reporting entity may have collateralization policies that differ from those of the State Treasurer. The State Treasurer is required to keep at least 80% of available cash invested.

   Debt Administration. General obligation bonds are backed by the full faith and credit of the State, including the State's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. The general obligation bonds of the State are rated "Aa3" by Moody's Investors Service and "AA" by Standard & Poor's (confirmed on September 22, 2003). Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977. As of June 30, 2002, the outstanding general obligation net debt of the State of Oklahoma was $280.5 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations.

   Each Oklahoma Trust is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations (the "Oklahoma Municipal Obligations"). These include the possible adverse effects of certain Oklahoma constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

                               OREGON RISK FACTORS

   Government Profile. The State provides services to Oregon's citizens through a wide range of programs including education, human resources, public safety, economic and community development, natural resources, transportation, consumer and business services, administrative support, legislative, and judicial programs. Oregon's primary government as reported in the accompanying financial statements consists of just over 100 state agencies. In addition to the primary government, we report two entities as discretely presented component units to emphasize that they are legally separate from the State. Oregon's Legislature adopts a budget each biennium, which forms the foundation for the State's financial planning and control. Details of the budget process and budgetary monitoring are presented in the notes to the required supplementary information.

   Economic Condition and Outlook. Recent indicators reveal Oregon's economy is bottoming out of the recession. Several factors have contributed to this downturn over the past few years. Repercussions from the economic slump in Asia continued to dampen economic growth in 1999 and 2000. Added to this, the information technology sector crash and the ensuing manufacturing slump continued to slow business investment spending. While the State's economy was flirting with a recession in early 2001, the September 2001 terrorist attacks further softened job growth and reduced consumer confidence. During 2002, year over year job growth has marginally improved. The most recent Blue Chip Job Growth rankings placed Oregon 28th in the nation for year over year job growth between September 2001 and September 2002.

   Although present conditions suggest that this recession is deeper than the last recession in 1990-1991, the extent of the downturn is milder than the 1980-1982 recession. On a year over year basis, job growth in the second quarter of 2002 was negative 1.4 percent. Again in the third quarter of 2002, employment growth was negative 0.6 percent. While these declines were spread across all sectors, the industries most impacted by job losses on a year over year basis include electrical machinery, non-electrical machinery, and construction.

   In the near term, Oregon's employment growth is expected to remain weak. Although it appears the Oregon economy is bottoming out, the speed and strength of the recovery is uncertain, with a rising possibility of falling back into recession. This year will mark the fifth in a row that Oregon will grow slower than the U.S. economy. We expect Oregon's economy to finish 2002 with employment growth of negative 0.9 percent. The State's economic growth in 2003 should stay close to national growth rates. Employment growth of 1.3 percent is expected in 2003, followed by employment growth of 2.4 percent in 2004.

   We expect several sectors to post gains in the next year or so, while other industries will likely decline. Manufacturing will likely post modest gains in 2003 and 2004, as the uncertainty of the economy gradually clears and businesses begin spending more on capital equipment. The high technology sector is expected to show a substantial drop for 2002; however, the slowdown in this sector will slowly reverse and post job gains in 2003. Even with continued low mortgage interest rates, growth in the construction sector is expected to be flat in 2003 with only marginal growth, largely due to the weak industrial and commercial side. Additional information on specific industries within the State is available on the Office of Economic Analysis web site at http://www.oea.das.state.or.us.

   Employment growth is only one indicator of economic performance; there are many other factors to consider. For example, changes in personal income as well as wage and salary growth are reflective of ongoing economic conditions. We expect the State's personal income to finish 2002 with a rise of 3.4 percent, up from 2.5 percent growth in 2001. Stronger growth of 4.7 percent is expected for personal income in 2003, followed by 5.9 percent growth in 2004. In comparison, personal income for the U.S. will grow 3.2 percent in 2002, 5.0 percent in 2003, and 6.1 percent in 2004. Wage and salary income in Oregon will finish 2002 with mild growth of 1.1 percent followed by higher growth of 4.8 percent in 2003, and will increase in 2004 with growth of 7.2 percent.

   Unemployment rates and population are also impacted by the changing economy. Oregon's unemployment rate started 2002 at 8.1 percent, fully 2.5 percentage points higher than the nation's rate. By October, Oregon's rate had declined to
7.0 percent, still 1.3 points above that of the nation. Oregon's rate is expected to remain above the nation's rate for at least a year or two as its capital goods manufacturing industries slowly adjust and recover. With the quality of life we enjoy, Oregon is still attracting new residents although not as rapidly as during the mid-1990's. The State's population will increase from
3.505 million in 2002 to 3.716 million in 2007, with an annual growth rate ranging from 0.96 to 1.3 percent.

   The changing demographics in Oregon will continue to influence the type of services that citizens need their State government to provide. The fastest growth will occur in the 45-64 year olds and the 18-24 year olds. This is due to the baby boom generation and their children entering these age groups. The rapid growth in 18- 24 year olds through the next five years will place enrollment pressures on community colleges and public universities. These enrollment pressures have already surfaced for this fall's entering class. Within the elderly population of those 65 and older, the greatest increase will occur in the 85 and older age group. This will provide a significant challenge to Oregonians in determining how to care for our aging citizens.

   There are several risks now facing the Oregon economy. Primary risks include the uncertain impact of the war on terrorism, a further major stock market correction, rising energy prices, and slower than expected recovery for semiconductors, software, and communications. If the stock market experienced another major correction, this could further slow already dampened consumer spending which is the main driving force in the economy.

   In summary, Oregon's economy appears to be bottoming out of the recession, although the strength and speed of the expected recovery is uncertain. Employment growth is expected to be relatively flat during the upcoming year, with modest growth for the next several years, beginning in 2004. The manufacturing sector is expected to benefit from renewed business investment spending starting in the second half of 2003. The strength of personal income and consumer confidence will also have a significant impact on Oregon's economic recovery.

   Cash Management. The State Treasurer is responsible for the control of cash and the investment of State of Oregon funds. The Oregon Investment Council, of which the State Treasurer is a member, establishes investment policy for all State funds. To further Oregon's economic growth, the Council's continuing policy has been to invest locally when they can find investments of comparable yield, quality, and maturity in-state without damaging portfolio diversity. Fortunately for Oregonians, State-imposed safeguards minimize the dangers of investing in highly leveraged financial instruments, which have been a cause of national concern.

   State agencies deposit monies collected into the State Treasury. The State Treasurer pools all available cash into the Oregon Short-term Fund (OSTF), which invests in a variety of instruments. For the year ended December 31, 2001, the average monthly portfolio balance of the OSTF was $7.5 billion and the average yield on these investments was 4.2 percent. The State Treasurer also manages separate investments for the Oregon Public Employees Retirement Fund, the Industrial Accident Fund, the Local Government Investment Pool, and numerous smaller funds such as the Insurance Fund and the Common School Fund.

   The federal Cash Management Improvement Act requires that the federal government advance cash to the State in a timely manner. Conversely, the State must not draw federal cash in advance of needs. The State has established policies and procedures to comply with this act.

   Risk Management. The Department of Administrative Services, through an insurance fund within the Central Services Fund, provides for the State's self-insurance programs and for the administration, investigation, and settlement of claims against the insurance fund. We explain this more fully in the notes accompanying the basic financial statements. In accordance with legislative directives, the insurance fund must operate on an actuarially sound basis.

   Debt Administration. The State Debt Policy Advisory Commission advises the Governor and the legislative assembly regarding policies and actions that enhance and preserve the State's credit rating and maintain the future availability of low-cost capital financing. The State's debt credit ratings, which are an indication of the State's ability to repay its debt and a reflection of the State's sound financial management, are, for the most recent general obligation bond issues, Aa3 (Moody's Investors Service) and AA (Standard & Poor's Rating Group), confirmed on September 22, 2003.

   Each Oregon Trust is susceptible to political, economic or regulatory factors affecting issuers of Oregon municipal obligations (the "Oregon Municipal Obligations"). These include the possible adverse effects of certain Oregon constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Oregon and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Oregon or contained in Official Statements for various Oregon Municipal Obligations.

                            PENNSYLVANIA RISK FACTORS

   Economic Condition and Outlook. The Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of Pennsylvania's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   Terrorist attacks conducted on U.S. soil on September 11, 2001, provided the catalyst for the national economy to enter into an economic recession. U.S. economic growth had been decelerating since mid-2000, especially in the industrial sector. The tenth recession of the postwar period began in March 2001. While economic growth resumed in 2002, the pace of economic growth so far has fluctuated widely and has weakened slightly during the fourth quarter of 2002. The recovery has been anticipated to be significantly slower in terms of economic growth than experienced with a normal recession. During most past recovery periods, growth has averaged between five and seven percent annually while the forecast for growth following the current recession is in the three to four percent range.

   The modest anticipated rate of economic growth reflects the uncertainty that currently exists about the national recovery. While current economic growth appears to have slowed, the economic outlook for the first two quarters of 2003 is good. Consumer and Federal spending have provided recent support to the economy. As other sectors of the economy improve, the recovery will broaden and economic growth will accelerate.

   The Pennsylvania economy is expected to closely follow the trends of the national economy. Substantial shifts in the composition of employment in Pennsylvania over the past decade should make its economy less sensitive to sharp cyclical changes in industrial production that previously would have magnified the effects of a national recession in Pennsylvania.

   Commonwealth Financial Structure. The Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30.

   The General Fund. The General Fund, the Commonwealth's largest operating fund, may be used to assess Pennsylvania's financial position and activities for the fiscal year ended June 30, 2002. It accounts for all revenues and other receipts that are not required by law to be accounted for or deposited in other special funds and reflects a significant portion of Commonwealth expenditures. Tax revenues, principally personal and corporate income and sales and use taxes, constitute approximately 56.5 percent of the General Fund budgetary basis revenues. The functional assignments for General Fund expenditures are: direction and supportive services, protection of persons and property, health and human services, public education, recreation and cultural enrichment, economic development, transportation and transfers to debt service funds for all obligations except those incurred for highway or other special revenue fund purposes.

   During the five-year period from fiscal year 1998 through fiscal year 2002, total revenues and other sources increased by an average of 4.7 percent annually. Tax revenues during the same period increased by an annual average of
2.1 percent. Recent slow economic growth and the resulting slow growth from tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund for fiscal year 2002. Operating transfers, transfers from components and other additions totaled $474.1 million in fiscal year 2002, an increase of $395.8 million from the prior fiscal year. Increased transfers from balances held by the state-owned liquor store system, a legislated transfer of prior-year unspent funds from Tobacco Settlement Fund and a transfer of equity by the Pennsylvania Industrial Development Board account for the major portion of this increase. Expenditures and other uses during the fiscal years 1998 through 2002 rose an average annual rate of 6.5 percent.

   The General Fund balance at June 30, 2002 totaled $2,902.4 million, a decrease of $1,582.7 million from the balance at June 30, 2001 (restated). The transfer of $853.9 million of accumulated tobacco settlement receipts and associated investment earnings to the Tobacco Settlement Fund, a special revenue fund, accounts for a major portion of the General Fund's decline in fund balance. The fiscal year 2002 year-end unreserved-undesignated portion of the fund balance was $1,483.3 million, $41.5 million below the amount recorded for fiscal year 2001.

   Debt Administration. The Constitution of the Commonwealth permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate debt approval, (iii) debt for capital projects subject to an aggregate debt limit of
1.75 times the annual average tax returns of the preceding five fiscal years and
(iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

   Net outstanding general obligation debt totaled $6,059.3 million at June 30, 2002, a net increase of $643.1 million from June 30, 2001. Nearly 20 percent of this increase was attributed to a $116.3 million decline in sinking fund balances during the fiscal year. By using balances to pay debt service, fiscal year 2002 debt service appropriation amounts from the General Fund were reduced. Over the 10-year period ended June 30, 2002, total net outstanding general obligation debt increased at an annual rate of 2.2 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.8 percent.

   Risk Management. The Commonwealth maintains ongoing training and information programs to reduce risks associated with employee injury and negligence, contract compliance, tort liabilities and property losses. The Commonwealth became self-insured for employee disability and medical claims on July 1, 1983. The Commonwealth is also self-insured for annuitant medical/hospital benefits and tort liabilities, including automobile, employee and transportation-related claims. Reserves have been established to fund self-insured claims. Third-party coverage is obtained for property losses in excess of $1 million per occurrence, to a limit of $100 million per occurrence. Coverage for property losses less than $1 million or more than $100 million is maintained through the Commonwealth's self-insurance program.

   Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2002 increased at an average annual rate of 1.0 percent compared with a 1.0 percent rate for the Middle Atlantic region and 1.8 percent rate for the U.S. Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. From 1998 through 2002, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the U.S. As of February 2003, Pennsylvania had a seasonally adjusted unemployment rate of 6.2 percent.

   Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking 6th in metropolitan areas of the U.S. Philadelphia functions both as a first class city and county for the purpose of administering various governmental programs.

   Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services; Aa2 by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Pennsylvania IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Pennsylvania IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Pennsylvania IM-IT to pay interest on or principal of such bonds.

   The Pennsylvania IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations (the "Pennsylvania Municipal Obligations"). These include the possible adverse effects of certain Pennsylvania constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Pennsylvania and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Pennsylvania or contained in Official Statements for various Pennsylvania Municipal Obligations.

                            PUERTO RICO RISK FACTORS

   Geographic Location and Demography. The Commonwealth of Puerto Rico ("Puerto Rico" or, the "Commonwealth") is the fourth largest of the Caribbean islands and is located approximately 1,600 miles Southeast of New York. It is approximately 100 miles long and 35 miles wide. According to the United States Census Bureau, the population of Puerto Rico was approximately 3,800,000 in 2000, compared to 3,522,000 in 1990. However, the Puerto Rico Planning Board (the "Planning Board") estimates that as of July 2005, the population will be approximately 3,889,000.

   Relationship with the United States. Puerto Rico came under the sovereignty of the United States with the signing of the Treaty of Paris on December 10, 1898, at the conclusion of the Spanish-American War. Puerto Ricans became citizens of the United States in 1917, by virtue of the Jones Act, approved by the Congress of the United States. In 1950, the Congress of the United States enacted Public Law 600 in order to provide for an increased Puerto Rican self-government. This law set forth the political, economic and fiscal relationship between Puerto Rico and the United States. It also provided for the drafting and adoption of a local constitution on July 25, 1952.

   The Constitution of Puerto Rico was drafted by a Constituent Commission, approved in a special referendum by the people of Puerto Rico, amended and ratified by the United States Congress, and subsequently approved by the President of the United States. The official designation of the Government or body politic has henceforth been "Estado Libre Asociado", which literally translates to "Free Associated State", and has been called "Commonwealth" by the United States Government.

   The United States and the Commonwealth of share a common defense, market and currency. Puerto Rico exercises virtually the same control over its internal affairs as any of the fifty states of the United States. However, it differs from the states in its relationship with the United States federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections (they can only vote in local (Puerto Rico) elections). The people of the Commonwealth are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives and limited voting power. Puerto Rico is a self-governing commonwealth in association with the United States. The chief of state of the Commonwealth is the President of the United States. The head of government is an elected Governor. There are two legislative chambers: the House of Representatives, 51 seats, and the Senate, 27 seats.

   While Puerto Rico has authority over its internal affairs, the United States controls interstate trade, foreign relations and commerce, customs administration, control of air, land and sea, immigration and emigration, nationality and citizenship, currency, maritime laws, military service, military bases, army, navy and air force, declaration of war, constitutionality of laws, jurisdictions and legal procedures, treaties, radio and television communications, agriculture, mining and minerals, highways, postal system; social security, and other areas generally controlled by the federal government in the United States. Puerto Rican institutions control internal affairs unless U.S. law is involved, as in matters of public health and pollution. The major differences between Puerto Rico and the 50 states are its local taxation system and exemption from Internal Revenue Code, its lack of voting representation in either house of the U.S. Congress, the ineligibility of Puerto Ricans to vote in presidential elections, and its lack of assignation of some revenues reserved for the states

   Economy. The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investment have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the Commonwealth's population.

   The economy of Puerto Rico is closely linked to the United States economy. The following exogenous variables are affected by the United States economy: exports, direct investment, transfer payments, interest rates, inflation and tourist expenditures. During fiscal year 2002 (July 2001 through June 2002), approximately 89% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico's imports.

   Puerto Rico enjoyed almost two decades of economic expansion through fiscal year 2001. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the value of the United States dollar, increased in the level of federal transfers, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing and low oil prices. In fiscal year 2002, however, preliminary Planning Board figures indicate that the economy of Puerto Rico registered a decline of .2% in real gross product.

   The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments and certain high technology machinery and equipment. The service sector, including finance, insurance, real estate, wholesale and retail trade and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

   Puerto Rico is heavily dependent on oil imports for the production of electricity. As a result of the construction of two cogeneration plants, however, one of which is fueled by liquefied natural gas and the other by coal, Puerto Rico's dependence on oil imports for the production of electricity has been reduced from 99% to 72%.

   The Commonwealth's gross product in fiscal year 2002 was $45.2 billion. This represents an increase in gross product of 28.7% from fiscal year 1998. Since fiscal year 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal year 2002, aggregate personal income was $42.6 billion and personal income per capita was $11,069.

   According to the Department of Labor and Human Resources Household Employment Survey (the "Survey"), average employment increased from 1,137,000 in fiscal year 1998 to 1,169,600 in fiscal year 2002. Average unemployment rate decreased from 13.6% in fiscal year 1998 to 12% in fiscal year 2002.

   According to the Survey, during the first seven months in fiscal year 2003, total monthly seasonally adjusted employment averaged 1,201,600 compared to 1,159,100 in the same period of fiscal year 2002, an increase of 3.7%. Notwithstanding this increase in average monthly employment, due to a higher labor participation rate and a significant increase in the civilian population aged 16 years and over, the unemployment rate increased to 12% during the first seven months of fiscal year 2003 from 11.6% during the same period of fiscal year 2002. Total employment for January 2003 was 1,225,000, an increase of 22,000 compared to the same month in 2002.

   The Planning Board's real gross domestic product forecast for fiscal year 2003, made in February 2003, projects an increase of 1.7%.

   Incentives under the United States Tax Code. United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the enactment of the Tax Reform Act of 1976, under
Section 931 of the Internal Revenue Code, as amended (the "Code"), United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

   The Tax Reform Act of 1976 created Section 936 of the Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

   As a result of amendments to Section 936 made in 1996 (the "1996 Amendments"), the tax credit is being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995 and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

   The 1996 Amendments added Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests to claim a credit (the "Section 30A Credit") against federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("Possession Income"). The Section 30A Credit will not be available for taxable years commencing after 2005.

   The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

   In the case of taxable years beginning after December 31, 2001, the amount of Possession Income that qualifies for the Section 30A Credit is subject to a cap based on the QDC's Possession Income for an average adjusted base period ending before October 14, 1995.

   Under Section 936 of the Code, as amended by the 1996 Amendments, United States corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their United States corporate income tax the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico and from the sale or exchange of substantially all assets used in the active conduct of such trade or business.

   Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (i) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost sharing payment in the amount required under Section 936; (ii) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (iii) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico.

   The Section 936 credit is now only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income credit provided by Section 936. Such percentage of income credit is equal to 40% of the federal income tax otherwise imposable on the Puerto Rico active business income or derived from the sale or exchange of substantially all assets used in such business.

   In the case of taxable years beginning on or after 1998, the Possession Income subject to the Section 936 credit is subject to a cap based on the
Section 936 Corporation's Possession Income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years commencing after 2005.

   One of the elements of the Commonwealth's new economic development plan involves amending the Code to provide a new tax regime applicable to United States-based businesses that have operations in Puerto Rico or other United States possessions. A proposal to amend the Code in this regard put forth by the Governor of Puerto Rico has broad bi-partisan support in both the United States Senate and the House of Representatives.

   The proposal would amend the Code as follows: (i) Sections 30A and 936 would be allowed to expire according to their terms; (ii) Section 956 would be amended to exclude from current U.S. tax 90% of the otherwise taxable investments in certain U.S. property made by a "Qualified CFC" out of its "Qualified Income";
(iii) as an alternative to the Section 956 exclusion, Section 245 would be amended to allow an 85% dividends received deduction with respect to dividends paid out of Qualified Income by the Qualified CFC; and (iv) the investment in United States properties by the QFC out of its Qualified Income will not be subject to the imputation of interest nor to the treatment as a constructive dividend.

   A "Qualified CFC" would be defined under the Code as a controlled foreign corporation which is created or organized under the laws of the Commonwealth or a possession of the United States. "Qualified Income" would be limited to that portion of the Qualified CFC's foreign source income that is derived from the active conduct by the Qualified CFC of a trade or business in Puerto Rico (or a possession of the United States) or from the sale or exchange of substantially all the assets used by the Qualified CFC in the active conduct of such a trade or business. The proposed Section 956 exclusion would be applicable only to income that is eligible for deferral under general United States tax principles.

   The legislative process for consideration of this proposal is in the early stages and, thus, it is not possible at this time to determine whether the proposal will be enacted into law or what amendments, if any may be made to it.

   Debt and, Revenues and Expenditures. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities of the Commonwealth, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. As of December 31, 2002, total public sector debt of the Commonwealth (in thousands) was equal to $30,461,988.

   General Fund total revenues for fiscal year 2002 were $7,502 million, representing an increase of $540 million, or 7.8%, from fiscal year 2001 revenues. Expenditures for fiscal year 2002 were $7,597.1, which was $131.4 million, or 1.8%, higher than the $7,465.7 million budgeted. The principal reasons for this difference were: (i) health reform costs of approximately $125 million; (ii) payroll and other costs of education of approximately $64.9 million; and (iii) public safety costs of approximately $66.5 million.

   Bond Ratings. All outstanding general obligation bonds of the Commonwealth are rated A- (with a negative outlook) by Standard & Poor's Ratings Services and Baa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Puerto Rican issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The information provided above is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made as to the accuracy or completeness of any of the preceeding information. It is based in part on information obtained from Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico obligations.

                           SOUTH CAROLINA RISK FACTORS

   Governmental Overview. South Carolina stretches from the Atlantic Ocean to the Blue Ridge Mountains, containing 30,111 square miles. The coastal area, which is one of the leading recreation centers on the east coast, is the anchor of the State's thriving tourism industry. Since 1970, 565,000 people have relocated to South Carolina to take advantage of its growing economy and to retire here.

   South Carolina's government is divided into three separate branches: legislative, executive, and judicial. State government provides a full range of services to South Carolina's citizens including educational, health, social/human, transportation, public safety, regulatory, and conservation/natural resources services. In addition, the State provides grants and loans to local governments, including school districts, within its borders.

   South Carolina is primarily a manufacturing state. While the textile industry is still the major industrial employer in the State, the State's economy has undergone a gradual transition to other sectors. Since 1950, the State's economic base has diversified into other sectors such as trade, health care, services, and durable goods manufacturing.

   Economic Condition and Outlook. Over the last three decades, the economy of South Carolina has grown faster than that of the rest of the country. Businesses have migrated here from all over the world to take advantage of the State's skilled labor force, competitive wages, lower-priced land, excellent port facilities, accessibility to markets, and in recent years, substantial tax incentives. Since 1970, industry has made $83 billion of investments in plants within the State.

   The 2002 Capital Investment Report, published by the State Department of Commerce, is a measure of announced economic activity in South Carolina during the year. According to that report, South Carolina firms realized nearly $4.2 billion in capital investment in 2002, with nearly 21,000 new jobs created. Over the past 10 years, nearly $50 billion has been invested in the State while more than 448,000 new jobs have been created, improving the lives and opportunities of many South Carolinians.

   Existing industries accounted for $3.74 billion in capital investment and almost 16,000 new jobs in 2002, representing over 89.1% of all capital investments and 75.6% of all job creation for the year. For the ninth consecutive year, South Carolina's capital investment from internationally-based companies exceeded $1 billion, while nearly 5,000 new jobs arose from these sources. In recent years, the State enacted economic development legislation to encourage businesses to locate in rural sections of the State by substantially increasing tax incentives for eligible companies that locate in rural areas.

   The State's rural areas accounted for 8,100 new jobs created, up 25% from last year's total. This represents 38% of all job creation in South Carolina in 2002. Capital investment for rural areas was $1.2 billion, representing 29% of all 2002 capital investment.

   The State's economy has begun the 2002-2003 fiscal year with a modest slowdown in growth. Yet by comparison, employment in the State was up 310,000 in September 2002 versus its level during the recession that slowed the State's economy in 1991. The State's Board of Economic Advisors estimated that personal income growth was 3.0% to 4.0% slower than last year's rate of growth.

   Major Initiatives. South Carolina legislators spent much of the 2002 session grappling with budgetary shortfalls, which seriously limited the State's ability to maintain previous levels of service. Sheltered from the full impact of the financial troubles, however, were public education and health care for the poor, the elderly and the disabled.

   The General Assembly also enacted the South Carolina Homeland Security Act, a comprehensive bill that enhanced the State's ability to gather information and respond to emergencies. The State Law Enforcement Division received wiretapping authority to investigate suspected terrorist activity, and the Governor received expanded authority to declare public health emergencies. The legislature also addressed the issue of proposed port expansion in Charleston by approving the State Ports Authority to begin environmental impact studies and other required actions preparatory to locating new terminal facilities on the west bank of the Cooper River.

   Cash Management. The State Treasurer is responsible for managing the State's cash and investments, except for certain component units included within the reporting entity that manage and invest their own funds. State law requires full collateralization of all State Treasurer bank balances. Some component units may have collateralization policies that differ from those of the State Treasurer. Investment income includes appreciation and depreciation in the fair value of investments. Increases in fair value during the current year, however, do not necessarily represent trends that will continue; nor is it always possible to realize such amounts, particularly in the case of temporary changes in the fair value of investments that the State plans to hold to maturity.

   Risk Management. The State conducts various risk control programs to help minimize losses to which it is exposed. The health insurance program conducts extensive wellness education programs that promote development and maintenance of healthful lifestyles for covered employees. The State self-funds many types of general liability and property losses rather than purchasing insurance.

   Bond Ratings. Moody's Investors Service has rated South Carolina's general obligation bonds as "Aaa," and Standard & Poor's and Fitch, Inc., rate these bonds as "AAA," the highest ratings that these services award. The Comptroller General's Office annually furnishes the State's Comprehensive Annual Financial Report and related information to the bond rating firms. This process is critical to ensuring that the State maintains its current high bond ratings.

   Each South Carolina Trust is susceptible to political, economic or regulatory factors affecting issuers of South Carolina municipal obligations (the "South Carolina Municipal Obligations"). These include the possible adverse effects of certain South Carolina constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in South Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in South Carolina or contained in Official Statements for various South Carolina Municipal Obligations.

                             TENNESSEE RISK FACTORS

   Government Overview. The State of Tennessee was admitted to the union in 1796, as the sixteenth state. Tennessee has 41,219 square miles and a population estimated to be 5.8 million. The State has three branches of government, the Executive, Legislative and Judicial. The Executive branch is headed by the Governor, who appoints commissioners to lead the various departments. The Legislative branch is bicameral, with 99 members of the House of Representatives and 33 Senators. The Representatives serve two-year terms. The Senators serve four-year terms, with about one half being elected every two years. The Judicial branch rules on the constitutionality of laws enacted by the Legislature and the legality of administrative policies and regulations of the Executive branch.

   The financial reporting entity of the State includes all the funds of the primary government as well as all its component units. Component units are legally separate entities for which the primary government is financially accountable. The government provides a full range of services including education, health and social services, transportation, law, correction, safety, resources and regulation, and business and economic development.

   In addition to internal controls, the State maintains budgetary controls. The objective of these budgetary controls is to ensure compliance with legal provisions embodied in the annually appropriated budget approved by the Legislature. Activities of the general fund, special revenue funds (except the Supreme Court Boards, Fraud and Economic Crime, Community Development and the Dairy Promotion Board, accounted for as special revenue funds) and debt service fund are included in the annually appropriated budget. Budgetary control is maintained at the departmental level by the encumbrance of estimated purchase amounts prior to the release of purchase orders to vendors. Purchase orders which result in an overrun of available balances are not released until budget revisions are approved or additional appropriations are made. Open encumbrances are reported as reservations of fund balance at June 30, 2002. State statutes require an annual audit of all financial statements of the State.

   Economic Condition and Outlook. The State's economic diversity has improved substantially over the last several years. Investments announced in new and expanding manufacturing businesses exceeded $1 billion every year since 1983, and exceeded $3 billion in the last four years. Announced manufacturing capital investments in 2001 were $4.04 billion. This growth has created 15,804 new jobs in this year alone, and has had a positive effect on employment and the State's economy. Additionally, investments in headquarters, distribution and selected services grew to $2.0 billion in 2001 and created 12,813 new jobs. For June 2002, the state unemployment rate of 5.2% was under the national average of 6.0%. Based on current projections, the State's overall growth is expected to exceed the national average over the next several years. While having a positive impact, this growth also presents significant challenges for the State. If the present level of services is to be maintained and an ambitious program for major improvements in the educational system is to continue to be implemented, the State must continue to conservatively manage its financial resources.

   The impressive U.S. economic expansion of the 1990's has ended with the U.S. in a recessionary period. As evidence, the real (inflation-adjusted) gross domestic product increased only .3 percent during the calendar year 2001 and increased 1.3 percent during the second quarter of 2002. Inflation concerns have given way to concerns about a recession; accordingly, the Federal Reserve has sharply reduced interest rates in recent months.

   Financial Highlights. The assets of the State exceeded its liabilities at June 30, 2002, by $20.1 billion . Of this amount, $100.7 million may be used to meet the State's obligations not funded by restricted net assets. However, $18.1 billion of this amount represents invested in capital assets, net of related debt, which cannot be used to fund ongoing activities of the government.

   The State's net assets increased by $710.7 million. Most of this increase results from the State's decision to utilize the modified approach for reporting infrastructure capital assets. Because of this decision, the State capitalized infrastructure expenditures of $1.257 billion and did not record depreciation expense. Other capital assets are depreciated. Component units reported net assets of $3.1 billion, an increase of $98.5 million.

   At June 30, 2002, the State's governmental funds reported combined ending fund balances of $1.5 billion, a decrease of $558 million in comparison to the prior year. Of the combined fund balance approximately $196 million is available for spending at management's discretion (unreserved fund balance), however $178 million of this amount is designated for revenue fluctuations.

   The State's total debt decreased $57.2 million during the fiscal year to $1.26 billion. This reduction is due to then tight budget situation faced by the State, in which capital projects have not been authorized in the legislative process.

   Debt Administration. In accordance with the Constitution, the State has the authority to issue general obligation debt that is backed by the full faith and credit of the State. The Legislature authorizes a certain amount of debt each year and the State Funding Board has oversight responsibility to issue the debt for capital projects. Capital spending is also authorized by the Legislature and the State Building Commission has oversight responsibility for all capital projects exceeding $100 thousand (for new construction) and maintenance to existing facilities. The State issues Commercial Paper as a short-term financing mechanism or capital purposes and the Commercial Paper is typically redeemed with long-term bonds.

   The State's outstanding general obligation debt (expressed in thousands) as of June 30, 2002 was $1,245,581. The State issued $150.6 million in tax-exempt and $13.48 million in taxable bonds during the fiscal year. More than half of the outstanding debt has been issued either for capital projects of two of the State's major Component Units--University of Tennessee and Tennessee Board of Regents--or provided to local governments as capital grants; assets acquired with this debt belong to those entities. The State has not issued bonds to fund infrastructure since 1976; infrastructure has been funded on a pay-as-you-go basis. The State's bond rating has slipped in recent years because the raters perceive an imbalance in the State's revenue producing structure. The State is rated Aa2 and AA by Moody's Investors Service, and Standard & Poor's Rating Group, respectively (confirmed on September 24, 2003). Under current State statutes, the general obligation debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2002, the State's annual debt service limit of $512.464 million was well above the debt service required $142.075 million, with a legal debt service margin of $370.389 million.

   Each Tennessee Trust is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

                               TEXAS RISK FACTORS

   Economic Outlook. After adding jobs every year from 1988 through 2001, during which nonfarm employment in the state rose by nearly 50 percent, the state's employment fell by 38,900 or 0.4 percent, from November 2001 to November 2002. Most of this loss happened earlier in the year, as the total loss has been only 2,000 jobs since July 2002. The lion's share of the lost jobs was in the manufacturing sector (33,900), and the majority of these were in only a few industries. Electronic equipment, computers, and apparel (clustered mainly along the Texas-Mexico border) accounted for most of the jobs lost in 2002.

   Texas continues to struggle with the economic slowdown that has plagued the entire U.S. economy for almost two years. The nation underwent a mild national recession during the first three quarters of calendar year 2001, and recovery has been on a rocky road since. Until recently, relatively strong consumer spending was the major factor helping the nation avoid a deeper recession, but this was mostly held afloat by vigorous automobile sales in response to low loan rates and other incentives. In recent months, consumer spending has surrendered to the general climate of slow wage and income growth.

   Still, Texas fared better than much of the nation in the downturn of 2001 and 2002. Thirty-one states, including eight of the ten largest states, lost jobs over the past year. Based on the rate of job change over the past year, Texas ranks fourth best amount the ten largest states. Among these large states, Florida grew the fastest, although with a lack-luster gain of only 0.6 percent.

   A sustained rise in consumer confidence has failed to materialize so far, where optimistic blips have been followed by declines, in the face of a job market that has yet to blossom. Through much of 2002, the economic slowdown did not stop consumer spending. Residential construction, in particular, was boosted by low mortgage rates to its best year since 1998. The real problems were, and are, a weak stock market, a plethora of corporate bookkeeping scandals, and a lack of business investment, which was clobbered by excessive purchases on information processing and other equipment during the 1990s. In Texas, the business investment downturn particularly hurt the state's once-booming firms producing computers, electronic components, telecommunications, and other high-tech products.

   During most of 2002, Texans established at least 6,000 new incorporations per month. The moving average of new incorporations from August through October of 2002 stood at 6,543 per month, up nearly 26 percent from a level of 5,208 a year earlier. New business incorporations do not necessarily indicate a strong economy, as the number says nothing about the impetus for the new incorporations (which may have been layoffs or problems with a previous business), and it also does not address the number of new startups that fail. Still, the ongoing entrepreneurial spirit of Texans is reflected in the large number of Texans taking on the challenges of a new business.

   On average, the Texas unemployment rate was higher year-to-year in 2002 than in 2001, but after rising steadily for nearly a year and a half, its monthly levels remained stable, at around 6.2 percent over the last 8 months of the year. Texas' unemployment had fallen for 8 years, from 7.7 percent in 1992 to
4.2 percent in 2000. After reaching a monthly low of 3.9 percent in December 2000, a weakening economy was exacerbated by terrorist attacks, and it soared upward precipitously until the spring of 2002, when it reached 6.2 percent. Since then, however, the unemployment rate has stabilized and remained mostly unchanged. With the worst of major job layoffs over, the statewide jobless rate may have peaked for this cycle, barring major unpredictable negative events.

   During the next two years, the Texas economy will gradually improve, but given the depth of the national and international slump and the characteristics of the markets, the process will be more gradual than is typical after economic downturns. The Comptroller's office predicts that real gross state product growth will edge upwards toward a more moderate 3.5 percent in 2003 and 4.2 percent in 2004. This compares to an average of 3.5 percent growth nationally during this period. With Texas' central Sunbelt location, relatively low costs, and sustained migration into the state, the State's gross product growth will continue to outperform the U.S. by nearly a half percentage point annually through 2005.

   Revenue and Expenditures. The 78th Legislature will have an estimated $54.1 billion available for general purpose spending in the 2004-05 biennium. This figure represents the sum of the 2002-03 ending balance, 2004-05 tax revenue, and 2004-05 non-tax receipts, less estimated transfers to the Economic Stabilization Fund and adjustments to general revenue-dedicated account balances.

   The estimated ending certification balance for 2002-03 will be negative $1.8 billion after setting aside a required $135 million transfer to the Economic Stabilization Fund (ESF).

   Transfers from state natural gas tax collections to the ESF should total $329 million over the three-year period 2003-05. As required by the Texas Constitution, estimated transfers to the ESF have been deducted from available revenues and balances. In addition to the transfer of $84 million from fiscal 2002 tax collections, this estimate anticipates that an additional $245 million will be transferred to the ESF in 2004-05. After the fiscal 2005 transfer, the ESF balance should approach $1.3 billion--the largest balance in state history.

   Debt Management. The State of Texas issues both General Obligation bonds and Revenue bonds. Each issue of revenue bonds is designed to be self-supporting from a primary revenue source related to the program financed. Each series of revenue bonds is backed by the pledged revenue source and restricted funds specified in the bond resolution.

   During fiscal year 2002, Texas' state agencies and universities issued $3.5 billion in state bonds to finance new construction, housing, water conservation and treatment, and other projects. General obligation debt accounted for $812 million of state bonds issued in fiscal year 2002. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the state. The remaining $2.6 billion is due to new issuances of revenue bonds, which are serviced by the revenue flows of individual entity projects. Bonds retired were composed of $296 million in general obligation bonds and $311 million in revenue bonds during the year. Also, $36 million in general obligation bonds and $372 million in revenue bonds were refunded. The total outstanding debt of the state after new issuances, retirements, and refundings as of August 31, 2002, was $5.8 billion. An additional $5.1 billion is authorized but has not been issued. Total revenue bonds outstanding were $9.1 billion. An additional $3.4 billion was authorized but not issued. Note 5 shows the details on the state's long-term liabilities and Note 6 provides detail information on the state's bonds.

   Bond Ratings. As of June 2003, Texas general obligation bonds are rated AA by Standard & Poor's, Aa1 by Moody's Investors Service and AA+ by Fitch IBCA, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Texas Trust is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

                              VIRGINIA RISK FACTORS

   Economic Outlook. Virginia is a leader in telecommunications, semiconductors, microelectronics, information technology, medical research and biotechnology, and chemical synthesis research. Additionally, Dulles International Airport and the Hampton Roads ports are important factors in the State's increasing role as a major exporter. The State's exports accounted for about 5% of Virginia's Gross State Product (GSP). Canada and Japan are its most important trade partners, followed by Belgium, South Korea, Germany and Mexico.

   Employment. In FY 2002, Virginia's nonfarm payroll employment fell by 35,100, a 1% decline. This was in sharp contrast to an average annual gain of 88, 400 in the preceding four years. Over three-fifths of the FY 2002 decline was in manufacturing, with declines in most industries. The heaviest losses were in electronics, furniture and textiles. The drop in employment was shared by nearly all areas of the state. The metropolitan statistical areas, which account for four-fifths of total state employment, experienced a 20,600 drop in payroll employment.

   Virginia's unemployment rate for fiscal year 2002 was 4.1%, moderate by national standards, but sharply higher than in the previous year when it was only 2.6%. In June 2002 when statewide unemployment totaled 164,300 (not seasonally adjusted), about three out of five unemployed workers were located in the state's three major metropolitan areas (Northern Virginia, Hampton Roads and Richmond-Petersburg.

     Revenues and Expenditures. Virginia uses a cash basis of accounting for budgetary purposes. Revenues and expenditures are recorded at the time cash is actually received or disbursed according to the provisions of the Appropriation Act. The Commonwealth's total revenue is comprised of two major resources: the general fund and non-general funds.

   Total revenue for FY 2002 was $11,563,535 (in thousands). General Fund revenues are derived from direct general taxes paid by citizens and businesses in Virginia. Because general fund revenues can be used for a variety of government programs, these are the funds that the Governor and the General Assembly have the most discretion to spend.

   Non-general funds consist of funds earmarked by law for specific purposes. For example, motor vehicle and gasoline taxes must pay for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities.

   Total expenditures for FY 2002 were $12,124,673 (in thousands). The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget.

     Debt Administration. Virginia is one of nine states with a "triple A" bond rating for general obligation debt from the three rating agencies: Moody's Investors Service, Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. and Fitch, Inc.

   Total debt of Virginia as of June 30, 2002 was $17.4 billion, up from $14.7 billion as of June 30, 2001. Of that amount, $4.9 billion (28%) was tax-supported debt. Debt is considered tax-supported if State tax revenues are used or pledged for debt service payments. Outstanding general obligation debt backed by the full faith and credit of Virginia totaled $955.759 million as of June 30, 2002.

   Risk Management. The Commonwealth maintains self-insurance programs for employee health, general (tort) liability, medical malpractice, workers' compensation, property, and automobile liability insurance. These are reported in the Internal Service Funds. The Commonwealth assumes the full risk for claims filed under the employee health insurance program and the workers' compensation program. For the other programs, the risk assumed is limited to certain amounts per occurrence. The Commonwealth also provides employee health, errors and omissions liability, commuter rail liability, and law enforcement professional liability insurance for local governmental units throughout the Commonwealth. These programs are accounted for in the Enterprise Funds.

   Each Virginia Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

                           WEST VIRGINIA RISK FACTORS

     Government Profile. The State of West Virginia provides a full range of services including: education, social and health services, transportation, public safety, conservation of natural resources, and economic development.

   Budgetary control is maintained through legislative appropriations and the Executive Branch quarterly allotment process. Agencies submit budgetary requests to the Department of Administration. The Department of Administration compiles the Executive Budget on behalf of the Governor who submits it to the Legislature. After the approval of the budget, the Department of Administration maintains control over the spending patterns of the State at the activity level and by use of the quarterly allotments. The State Auditor exercises control over spending at the annual appropriation level. All appropriations, except funds which are reappropriated, expire 31 days after fiscal year end. The Department of Administration's Finance Division has completed a project to provide additional information related to budget priorities and goals, including acknowledgment of significant accomplishments of various agency programs.

   Economic Condition and Outlook. West Virginia's long-term growth depends in part on the national economy. Twenty years ago the West Virginia economy was driven by coal mining, forestry, and petroleum. Today the State's economy is dominated by service industries while the goods producing sector, which includes manufacturing, construction, and mining, represents 18% of all employment.

   The West Virginia economy is now less dependent on one or two major industries. Because of this diversity across industries, its job growth rate of 1.0% during the 1996-2001 period lagged slightly behind the national rate of job growth of 2.0%. Additionally, since the late 1970's the State of West Virginia experienced it lowest rate of unemployment during 2000 of 4.7%. The U.S. Bureau of Labor statistics reported that West Virginia led the nation in the decline of the unemployment rate from March - April 1999 to March - April 2000.

   The following are positive trends in West Virginia's economy: Job growth in service industries has outpaced the national rate during the March 2001 to August 2002 period. However, the State has experienced more severe mining job losses than has the nation. Overall the State's unemployment rate has closely followed the national trends. Population levels are projected to stabilize and remain near current levels through 2005. Real per capita personal income growth for 2002 was 1.9% and is forecast to grow 1.4% annually between 2002 and 2007.

   According to the Bureau of Business & Economic Research (BBER) at West Virginia University, continued growth is expected in employment. That growth is fueled by the service sector. This continued positive economic performance is expected to result in a moderate real personal income growth. BBER forecasts that growth in real personal income will continue at an average 1.4% per year over the next five years, but at a slightly slower rate than the national forecast of 1.6%.

   Major Initiatives. On November 5, 2002, West Virginia residents voted to allow tax increment financing for West Virginia counties and municipalities. With tax increment financing, a county or municipality issues a bond to raise the necessary funds to develop a blighted or lagging local area. The development project is expected to increase local investment and raise property values, which would result in higher property tax revenues collected from the developing area. The increment by which the property tax revenue increases is then used to retire the issued bonds.

   Cash Management and Investments. Financial resources of the State are managed through the combined efforts of the Department of Administration and the State Treasurer's Office. Daily reports detailing future obligations of the General Revenue Fund, revenue estimates, and revenue collected are prepared by the Department of Administration, Division of Finance, to monitor the cash balance of the General Revenue Fund.

   Certain other investments are made on behalf of the State agencies by the West Virginia Investment Management Board (IMB). The IMB, whose members are appointed by the Governor, is a legal nonprofit, nonstock corporation established to invest State operating funds, State pension funds, Workers' Compensation, and pneumoconiosis funds.


                      CONTENTS OF POST-EFFECTIVE AMENDMENT
                           TO REGISTRATION STATEMENT

   This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                     The Consent of Independent Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Insured Municipals Income Trust, 212th Insured Multi-Series, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 23rd day of February, 2004.

                     INSURED MUNICIPALS INCOME TRUST, 212TH INSURED MULTI-SERIES
                                                                    (Registrant)

                                                        By VAN KAMPEN FUNDS INC.
                                                                     (Depositor)

                                                         By: Dominick Cogliandro
                                                              Executive Director
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on February 23, 2004 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Mitchell M. Merin                   Chairman                                  )

A. Thomas Smith III                 Managing Director                         )

John L. Sullivan                    Managing Director                         )

David M. Swanson                    Managing Director                         )


                                                         /s/ DOMINICK COGLIANDRO
                                                             -------------------
                                                             (Attorney-in-fact*)
--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Focus Portfolios, Series 369 (File No. 333-101485) dated December 3, 2003 and the same are hereby incorporated herein by this reference.